UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM N-CSR

CERTIFIED SHAREHOLDER REPORT OF REGISTERED

MANAGEMENT INVESTMENT COMPANIES

Investment Company Act file number 811-6114

American Performance Funds

(Exact name of registrant as specified in charter)

BISYS Fund Services 3435 Stelzer Rd. Columbus, OH	43219
(Address of principal executive offices)	(Zip code)

BISYS Fund Services 3435 Stelzer Rd. Columbus, OH 43219

(Name and address of agent for service)

Registrant’s telephone number, including area code: 1-800-762-7085

Date of fiscal year end: 8/31/05

Date of reporting period: 8/31/05

Form N-CSR is to be used by management investment companies to file reports with the Commission not later than 10 days after the transmission to stockholders of any report that is required to be transmitted to stockholders under Rule 30e-1 under the Investment Company Act of 1940 (17 CFR 270.30e-1). The Commission may use the information provided on Form N-CSR in its regulatory, disclosure review, inspection, and policymaking roles.

A registrant is required to disclose the information specified by Form N-CSR, and the Commission will make this information public. A registrant is not required to respond to the collection of information contained in Form N-CSR unless the Form displays a currently valid Office of Management and Budget (“OMB”) control number. Please direct comments concerning the accuracy of the information collection burden estimate and any suggestions for reducing the burden to Secretary, Securities and Exchange Commission, 450 Fifth Street, NW, Washington, DC 20549-0609. The OMB has reviewed this collection of information under the clearance requirements of 44 U.S.C. § 3507.

Item 1.	Reports to Stockholders.

Include a copy of the report transmitted to stockholders pursuant to Rule 30e-1 under the Act (17 CFR 270.30e-1).

AMERICAN PERFORMANCE FUNDS
The Right Fit For Your Investment Goals

ANNUAL REPORT
August 31, 2005

TABLE OF CONTENTS

Management Discussion and Analysis

Report of Independent Registered Public Accounting Firm

Statements of Assets and Liabilities

Statements of Operations

Statements of Changes in Net Assets

Schedules of Portfolio Investments

Notes to Financial Statements

Financial Highlights

A description of the policies and procedures that the Fund uses to determine how to vote proxies relating to the portfolio securities and information regarding how the Fund voted proxies relating to the portfolio securities during the most recent 12-month period ended June 30, is available without charge, upon request, by calling 1-800-762-7085 or on the Securities and Exchange Commission’s website at http:// www.sec.gov.

A complete schedule of each Fund’s portfolio holdings for the first and third fiscal quarter of each fiscal year is filed with the Securities and Exchange Commission on Form N-Q and is available on the Securities and Exchange Commission’s website at http://www.sec.gov. In addition, the schedules may be reviewed and copied at the Securities and Exchange Commission’s Public Reference Room in Washington D.C. Information on the operation of the Public Reference Room may be obtained by calling 1-800-SEC-0330.

This report is authorized for distribution to prospective investors only when preceded or accompanied by a prospectus. An investor should consider the fund’s investment objectives, risks, and charges and expenses carefully before investing or sending money. This and other important information about the investment company can be found in the fund’s prospectus. To obtain a prospectus, please call 1-800-762-7085. Please read the prospectus carefully before investing.

The American Performance Funds are distributed by BISYS Fund Services, Limited Partnership.

Shares of the Funds are not deposits or obligations of, or guaranteed or endorsed by, Bank of Oklahoma, N.A., any of its affiliates or the distributor. Shares are NOT FDIC INSURED, nor are they insured by any other government agency. An investment in the Funds involves investment risk, including possible loss of principal.

GLOSSARY OF TERMS

A Lipper Index consists of the largest funds in the applicable Lipper classification.

A Lipper Average comprises all of the funds within the classification.

Beta is the measure of systematic risk of a security. Beta (or beta coefficient) is a means of measuring the volatility of a security or portfolio of securities in comparison with the market as a whole.

Gross Domestic Product Growth (GDP) is the measure of the market value of the goods and services produced by labor and property in the United States.

Lipper Balanced Funds Index is comprised of managed mutual funds whose primary objective is to conserve principal by maintaining at all times a balanced portfolio of both stocks and bonds. Typically, the stock/bond ratio ranges around 60%/40%.

Lipper Intermediate Investment-Grade Debt Funds Index is comprised of managed mutual funds that invests at least 65% of its assets in investment grade debt issues (rated in top four grades) with dollar-weighted average maturities of five to ten years.

Lipper Intermediate Municipal Debt Funds Index is comprised of managed mutual funds that invest in municipal debt issues with dollar-weighted average maturities of five to ten years.

Lipper Large-Cap Growth Funds Index is comprised of managed mutual funds that, by portfolio practice, invest at least 75% of their equity assets in companies with market capitalizations (on a three-year weighted basis) greater than 300% of the dollar-weighted median market capitalization of the middle 1,000 securities of the S&P SuperComposite 1500 Index. Large-cap growth funds typically have an above-average price-to-earnings ratio, price-to-book ratio, and three-year sales-per-share growth value, compared to the S&P 500 Index.

Lipper Large-Cap Value Funds Index is comprised of managed mutual funds that, by portfolio practice, invest at least 75% of their equity assets in companies with market capitalizations (on a three-year weighted basis) greater than 300% of the dollar-weighted median market capitalization of the middle 1,000 securities of the S&P SuperComposite 1500 Index. Large-cap value funds typically have a below-average price-to-earnings ratio, price-to-book ratio, and three-year sales-per-share growth value, compared to the S&P 500 Index.

Lipper Short Intermediate Investment-Grade Debt Funds Index is comprised of managed mutual funds that invests at least 65% of its assets in investment grade debt issues (rated in top four grades) with dollar-weighted average maturities of one to five years.

Lipper Short Investment-Grade Debt Funds Index is comprised of managed mutual funds that invests at least 65% of its assets in investment grade debt issues (rated in top four grades) with dollar-weighted average maturities of less than three years.

Lipper Small-Cap Core Funds Index is comprised of managed mutual funds that, by portfolio practice, invest at least 75% of their equity assets in companies with market capitalizations (on a three-year weighted basis) less than 250% of the dollar-weighted median of the smallest 500 of the middle 1,000 securities of the S&P SuperComposite 1500 Index. Small-cap core funds have more latitude in the companies in which they invest. These funds typically have an average price-to-earnings ratio, price-to-book ratio, and three-year sales-per-share growth value, compared to the S&P SmallCap 600 Index.

Price-to-Book Ratio – The ratio of price-to-book value gives an investor an idea about the relationship between the stock’s price and the company’s underlying value. Other things being equal, people who invest for value prefer companies with a low ratio of price-to-book value.

Price-to-Earnings Ratio – A valuation ratio for a company’s current share price to its per-share earnings. A high P/E means high projected earnings in the future.

S&P 500 Stock Index consists of 500 stocks chosen for market size, liquidity and industry group representation.

Investors cannot invest directly in an index, although they can invest in its underlying securities or funds.

LETTER FROM THE CHAIRMAN

Dear Shareholders:

We are pleased to provide you with this annual report for the American Performance Funds. You’ll find comments from your portfolio manager regarding your fund’s investment strategy and performance for the 12-month period ended August 31, 2005.

Despite challenges, stocks advanced

In an environment characterized by steadily rising short-term interest rates and record-breaking oil prices, the stock market seemed unfazed. By and large, stocks continued to post gains for the 12-month period ended August 31, 2005. In general, stocks in the major style and capitalization categories offered double-digit returns.

Despite the concerns posed by rising interest rates and higher energy prices, investors focused instead on strong corporate earnings, ongoing economic growth and relatively tame inflation. Continuing the trends of the last several years, small-cap stocks outperformed their larger counterparts, and value stocks outpaced growth stocks.

Rate hikes didn’t derail bonds

The Federal Reserve remained steadfast in its efforts to tighten the nation’s monetary supply, implementing eight consecutive rate hikes throughout the fiscal year. As a result, the federal funds target rate moved from 1.50% at the beginning of the period to 3.50% at the end.

Although this action caused interest rates at the short end of the yield curve to increase significantly during the one-year period, it did not have a significant impact on longer-term rates—much to the surprise of most market participants. Generally, when the Federal Reserve is tightening the nation’s money supply by increasing the federal funds rate, interest rates across the yield curve follow suit. But this time, bonds with intermediate- and long-term maturities declined or remained relatively unchanged during the one-year period, and this led to a flattening of the yield curve.

A time to stick to time-tested practices

As the impact of significantly higher energy prices and rising short-term interest rates filters through the economy, investors may face a more challenging climate in the months to come. As always, such a scenario demands a commitment to broad portfolio diversification and a long-term perspective on performance. These important strategies combined with our staunch commitment to limiting risk will continue to guide our portfolio management efforts as we help you achieve your investment goals.

Looking forward to new opportunities

We are excited about the challenges and opportunities that are ahead of us in fiscal 2006. In particular, we look forward to building on a strategy that has expanded our fund family to include the American Performance Institutional Tax-Free Money Market Fund and strengthened our investment management capability to include new equity and fixed income professionals.

As always, we appreciate your continued support of the American Performance Funds. If you have any questions about your account, please call us at 1-800-762-7085, or visit us on the Web at www.apfunds.com.

Sincerely,

Michael J. Hall,

Chairman

American Performance Funds

Past performance does not guarantee future results. The performance data quoted represents past performance and current returns may be lower or higher. The investment return and net asset value will fluctuate so that an investor’s shares, when redeemed, may be worth more or less than the original cost. To obtain performance information current to the most recent month end, please call 1-800-762-7085.

AMERICAN PERFORMANCE MONEY MARKET FUNDS

INVESTMENT CONCERNS

An investment in the money market funds is not insured or guaranteed by the FDIC or any other government agency. Although the money market funds seek to preserve the value of your investment at $1.00 per share, it is possible to lose money by investing in the funds.

The Federal Reserve Board (the “Fed”) implemented eight-consecutive rate increases during the fiscal year, raising the federal funds rate from 1.50% to 3.50%. The ongoing challenge for money market investors throughout the 12-month period was to maintain a reasonably short average weighed maturity in order to capture as much of the resulting increases in market yields as possible.

The American Performance Cash Management Fund

We continued to pursue strategies designed to increase the Fund’s yield without sacrificing liquidity or quality. In particular, we focused on investing in floating-rate notes. These securities offered yields that reset regularly, which helped the Fund quickly capture the increases in short-term interest rates. We also continued to keep the Fund’s average maturity relatively short. This, too, helped us take advantage of higher rates as they became available. Given the healthy state of the economy and the generally favorable credit environment, we also were able to add a number of new corporations to the Fund’s “approved-issuers” list. This expanded our opportunities among issuers of high-quality commercial paper.2

The American Performance U.S. Treasury Fund

The Fund maintained its AAA-rating—the highest available—from Standard & Poor’s and Moody’s Investors Service.2

Given the rising rate environment, we primarily focused on overnight repurchase agreements, which offered good values and competitive yields relative to other short-term government securities. Specifically, our use of Ginnie Mae-backed repurchase agreements, in addition to Treasury-backed instruments, enhanced results due to their higher yields.2

The American Performance Institutional Cash Management Fund

The Fund was awarded a AAA rating from the Standard and Poor’s and Moody’s Investors Service for the period.2

We continued to pursue strategies designed to increase the Fund’s yield without sacrificing liquidity or quality. In particular, floating-rate notes helped us achieve this objective. Floaters offered yields that reset regularly, which helped the Fund quickly capture the increases in short-term interest rates. We also maintained a relatively short average maturity to take advantage of higher rates as they became available.

The American Performance Institutional U.S. Treasury Fund

The Fund continued to receive a AAA rating from Standard & Poor’s and Moody’s Investors Service.2

We continued to focus on overnight repurchase agreements, which offered good values and competitive yields relative to other short-term government securities. Specifically, our use of Ginnie Mae-backed repurchase agreements, in addition to Treasury-backed instruments, enhanced results due to their higher yields.

Looking ahead, the Fed may want to gauge the impact of Hurricane Katrina, which is likely to put pressure on inflation by limiting supply in the face of ongoing demand. The pace of economic growth no longer appears to be the Fed’s primary concern. Instead, the threat of rising inflation remains the key driver for the Fed’s ongoing tightening campaign. Although the economy continues to grow, the rate of that growth has slowed somewhat due to higher oil prices. We expect the Fed to continue raising the federal funds rate. We plan to maintain our focus on repurchase agreements, which we believe remain attractive relative to Treasuries. In addition, focusing on repurchase agreements should afford us the flexibility to increase the portfolio’s yield as attractive opportunities arise.

Past performance does not guarantee future results. The performance data quoted represents past performance and current returns may be lower or higher. The investment return and net asset value will fluctuate so that an investor’s shares, when redeemed, may be worth more or less than the original cost. To obtain performance information current to the most recent month end, please call 1-800-762-7085.

[1]	The American Performance U.S. Treasury and the American Institutional U.S. Treasury Fund are AAA rated by Standard & Poor’s and Moody’s Investors Service. This rating is historical and is based upon the Funds’ credit quality, market exposure and management.
[2]	The composition of the Fund’s portfolio is subject to change.

THE AMERICAN PERFORMANCE INTERMEDIATE TAX-FREE BOND FUND

INVESTMENT OBJECTIVE

We seek to generate current income that is exempt from federal income taxes by investing primarily in a diversified portfolio of municipal securities. We invest in investment-grade municipal securities, only within the three highest rating categories. The Fund maintains a dollar-weighted average maturity between three and ten years.

INVESTMENT CONCERNS

Intermediate-term investment grade bonds offer less risk and generally lower rates of return than longer-term higher yielding bonds.

The Fund’s income may be subject to certain state and local taxes and, depending on one’s tax status, to the federal alternative minimum tax.

Bond funds will tend to experience smaller fluctuations in value than stock funds. However, investors in any bond fund should anticipate fluctuations in price, especially for longer-term issues and in environments of rising interest rates.

For the 12-month period ended August 31, 2005, the American Performance Intermediate Tax-Free Bond Fund posted a total return of 2.11% (without sales charge). This compares to the total return of 3.00% for the Fund’s peer group, the Lipper Intermediate Municipal Debt Funds Index. The Fund’s benchmark, the Lehman Brothers Municipal Bond Index, showed a total return of 5.31%.

In general, the municipal bond market followed a course similar to that of the taxable bond market. Rates on short-term securities increased during the period, in response to the Federal Reserve’s tightening campaign. In a surprising turn, rates on longer-term securities were volatile throughout most of the year and declined overall for the 12-month period. A slowdown in economic growth and rising oil prices fueled the rate decline on the long end. New issuance of municipal bonds remained at a record-setting pace, as issuers continued to take advantage of a relatively low rate environment.

We continued to focus on high-quality municipal bonds—those with AAA ratings or insurance protection. Anticipating a rising-rate environment, we also maintained a shorter-than-average duration (sensitivity to interest rate changes) throughout the fiscal year. Nevertheless, this strategy was ineffective during the fiscal year, as longer-term rates did not perform as most investors expected, and actually declined somewhat during the year. As such, shorter-duration portfolios underperformed longer-duration portfolios. When interest rates decline, portfolios with longer durations—including the benchmark and peer group average—tend to experience greater price appreciation than portfolios with shorter durations. All these factors contributed to the Fund’s underperformance compared to its benchmark.2

The Fund’s average credit quality remained high, ending the 12-month period at AAA. Securities rated AAA comprised 84.9% of the Fund’s portfolio as of August 31, 2005, while those rated AA comprised 15.0% and those rated A comprised 0.1%.2

We expect short-term interest rates to move higher by the first quarter of 2006 as the Federal Reserve continues to increase the federal funds rate. We believe longer-term rates will eventually follow suit, and we therefore may look for opportunities to slightly extend the Fund’s duration in early 2006 to take advantage of higher yields.2

Past performance does not guarantee future results. The performance data quoted represents past performance and current returns may be lower or higher. The investment return and net asset value will fluctuate so that an investor’s shares, when redeemed, may be worth more or less than the original cost. To obtain performance information current to the most recent month end, please call 1-800-762-7085.

[1]	See Glossary of Terms for additional information.
[2]	The composition of the Fund’s portfolio is subject to change.

THE AMERICAN PERFORMANCE INTERMEDIATE TAX-FREE BOND FUND

Certain fees of the Fund are currently being voluntarily waived, resulting in higher returns than would occur if full fees were charged. The waiver may stop at any time.

The performance of the American Performance Intermediate Tax-Free Bond Fund is measured against the Lehman Brothers Municipal Bond Index, an unmanaged index that is considered to be representative of the performance of the municipal bond market as a whole. The index does not reflect the deduction of expense associated with a mutual fund, such as investment management and fund accounting fees. The Fund’s performance reflects the deduction of fees for these services but does not reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of fund shares. Investors cannot invest directly in an index, although they can invest in its underlying securities.

The growth of $10,000 investment chart represents a hypothetical investment in the indicated share class versus a similar investment in the Fund’s benchmark or peer group, and represents the reinvestment of distributions and capital gains.

Past performance does not guarantee future results. The performance data quoted represents past performance and current returns may be lower or higher. The investment return and net asset value will fluctuate so that an investor’s shares, when redeemed, may be worth more or less than the original cost. To obtain performance information current to the most recent month end, please call 1-800-762-7085.

AVERAGE ANNUAL TOTAL RETURN

8/31/05	No-Load	Load*
1 Year	2.11%	-0.43%
5 Year	4.62%	4.09%
10 Year	4.67%	4.41%

*	Reflects 2.50% maximum sales charge.

THE AMERICAN PERFORMANCE SHORT-TERM INCOME FUND

INVESTMENT OBJECTIVE

We pursue a strategy of broad diversification in order to benefit from investments in both corporate and government fixed income securities. We invest in investment-grade securities, only within the three highest rating categories. The Fund maintains a dollar-weighted average maturity of three years or less.

INVESTMENT CONCERNS

Short-term investment grade bonds offer less risk and generally a lower rate of return than longer-term higher yielding bonds. Bond funds will tend to experience smaller fluctuations in value than stock funds. However, investors in any bond fund should anticipate fluctuations in price, especially for longer-term issues and in environments of rising interest rates.

For the 12-month period ended August 31, 2005, the American Performance Short-Term Income Fund posted a total return of 2.56% (without sales charge). This compares to the total return of 2.30% for the Fund’s peer group, the Lipper Short Investment-Grade Debt Funds Index. The Fund’s benchmarks, the Merrill Lynch 1-5 Year Government/Corporate Index and the Lehman Brothers 1-3 Year Government Index, showed total returns of 1.52% and 1.77%, respectively.

Short-term interest rates remained on the upswing during the fiscal year. The Federal Reserve continued its rate-tightening campaign, implementing eight-consecutive 25-basis-point (0.25%) increases in the federal funds rate. But the movement at the short end of the yield curve had little impact on long-term rates, which declined during the one-year period. The yield on the two-year Treasury increased, but the yield on the 10- and 30-year Treasuries declined, respectively, causing the yield curve to flatten dramatically. Confidence in the Federal Reserve’s ability to control inflation along with demand from foreign-based investors fueled much of the decline at the longer end of the curve.

We maintained a defensive posture throughout the year, positioning the Fund with a shorter duration (sensitivity to interest rate changes) than the benchmark. This strategy was effective, given the ongoing increase in short-term interest rates, and helped the Fund’s return outpace that of its benchmarks for the 12-month period. When interest rates increase, shorter-duration portfolios generally experience less price depreciation than longer-duration portfolios.2

In addition, we continued to avoid exposure to the credit sectors, focusing instead on high-quality bonds. But lower-quality bonds outperformed during the year, and our minimal exposure to the corporate sectors was a negative influence on the Fund’s relative performance.2

We offset some of the negative impact of our duration and quality strategies by focusing on securities that offered yield advantages. For example, we purchased callable agency securities with attractive coupons and “step-up” agencies that offer higher coupons as rates increase. We also purchased discount callable agencies, which provided downside protection without extending the Fund’s duration.2

As of August 31, 2005, 33.9% of the Fund’s assets was invested in mortgage-backed bonds, 6.0% was in corporate bonds, 19.4% was in Treasury securities, 30.1% was in U.S. Government agencies and 4.3% was in asset backed securities. The remainder was invested in investment companies. Overall, the Fund’s average credit quality remained high, ending the 12-month period with an AAA rating. The Fund’s average maturity ended the fiscal year at 2.1 years.2

We expect the Federal Reserve to raise the federal funds rate at least two more times before possibly pausing to examine the overall effectiveness of the tightening campaign. We believe the economy may continue to grow, due to post-Hurricane Katrina rebuilding efforts, prompting the Fed to resume its rate hikes. The yield curve should start to steepen a bit, as longer-term rates begin an upward move. We may shift the Fund’s duration to a neutral posture early next year, as rates stabilize somewhat. We plan to maintain our high credit-quality bias, because we believe the credit sectors may struggle in the upcoming climate. As credit spreads widen, we expect to take advantage of attractive buying opportunities among corporate bonds.2

Past performance does not guarantee future results. The performance data quoted represents past performance and current returns may be lower or higher. The investment return and net asset value will fluctuate so that an investor’s shares, when redeemed, may be worth more or less than the original cost. To obtain performance information current to the most recent month end, please call 1-800-762-7085.

[1]	See Glossary of Terms for additional information.
[2]	The composition of the Fund’s portfolio is subject to change.

THE AMERICAN PERFORMANCE SHORT-TERM INCOME FUND

Certain fees of the Fund are currently being voluntarily waived, resulting in higher returns than would occur if full fees were charged. The waiver may stop at any time.

The Fund has changed its standardized benchmark from the Merrill Lynch 1-5-year U.S. Government/Corporate Index to the Lehman Brothers 1-3 Year Government Index to provide a more appropriate market comparison.

The Lehman Brothers 1-3 Year Government Index measures securities that are government guaranteed and offer a fixed rate of return. Return and principal of stocks and bonds will vary with market conditions. Treasury bills are less volatile than longer term fixed-income securities and are guaranteed as to timely payment of principal and interest by the U.S. Government. The Merrill Lynch 1-5-Year U.S. Government/ Corporate Index is representative of the performance of investment grade bonds with maturities of less than five years. These indices are unmanaged and do not reflect the deduction of expenses associated with a mutual fund, such as investment management and fund accounting fees. The Fund’s performance reflects the deduction of fees for these services but does not reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of fund shares. Investors cannot invest directly in an index, although they can invest in its underlying securities.

The growth of $10,000 investment chart represents a hypothetical investment in the indicated share class versus a similar investment in the Fund’s benchmarks or peer group, and represents the reinvestment of distributions and capital gains.

Past performance does not guarantee future results. The performance data quoted represents past performance and current returns may be lower or higher. The investment return and net asset value will fluctuate so that an investor’s shares, when redeemed, may be worth more or less than the original cost. To obtain performance information current to the most recent month end, please call 1-800-762-7085.

AVERAGE ANNUAL TOTAL RETURN

8/31/05	No-Load	Load*
1 Year	2.56%	0.51%
5 Year	5.09%	4.67%
10 Year	5.69%	5.48%

*	Reflects 2.00% maximum sales charge.

THE AMERICAN PERFORMANCE INTERMEDIATE BOND FUND

INVESTMENT OBJECTIVE

We pursue a strategy of broad diversification in order to benefit from investments in both corporate and government fixed income securities. We invest in investment-grade securities, only within the three highest rating categories. The Fund maintains a dollar-weighted average maturity between three and ten years.

INVESTMENT CONCERNS

Intermediate-term investment grade bonds offer less risk and generally a lower rate of return than longer-term higher yielding bonds. Bond funds will tend to experience smaller fluctuations in value than stock funds. However, investors in any bond fund should anticipate fluctuations in price, especially for longer-term issues and in environments of rising interest rates.

For the 12-month period ended August 31, 2005, the American Performance Intermediate Bond Fund posted a total return of 2.96% (without sales charge). This compares to the total return of 2.30% for the Fund’s peer group, the Lipper Short-Intermediate Investment-Grade Debt Funds Index. The Fund’s benchmarks, the Lehman Brothers Intermediate Government/Corporate Index and the Lehman Brothers Intermediate Aggregate Bond Index, showed total returns of 2.55% and 3.17%, respectively.

The Federal Reserve maintained its rate-tightening campaign, and short-term interest rates steadily climbed throughout the 12-month period. But the action at the short end of the yield curve had little impact on long-term rates, which declined during the one-year period. While the yield on the two-year Treasury increased, the yield on the 10- and 30-year Treasuries declined, causing the yield curve to flatten dramatically. Confidence in the Federal Reserve’s ability to control inflation along with demand from foreign-based investors fueled much of the decline at the longer end of the curve.

We maintained a defensive posture throughout the year, positioning the Fund with a shorter duration (sensitivity to interest rate changes) than the benchmarks. This strategy was effective, as interest rates increased in most of the maturity sectors represented in the portfolio. When interest rates increase, shorter-duration portfolios generally experience less price depreciation than longer-duration portfolios.2

In addition, we continued to avoid exposure to the credit sectors, focusing instead on high-quality bonds. But lower-quality bonds outperformed during the year, and our minimal exposure to the corporate sectors led to underperformance relative to the Lehman Brothers Intermediate Aggregate Bond Index.2

We offset some of the negative impact of our duration and quality strategies by focusing on securities that offered yield advantages. For example, we purchased callable agency securities with attractive coupons and “step-up” agencies that offer higher coupons as rates increase. We also purchased discount callable agencies, which provided downside protection without extending the Fund’s duration.2

As of August 31, 2005, 24.8% of the Fund’s assets was invested in mortgage-backed bonds, 11.8% was in corporate bonds, 13.6% was in Treasury securities, 5.8% was in asset backed securities, 3.0% was in municipal securities and 36.1% was in U.S. government agency securities. The remainder was invested in investment companies. Overall, the Fund’s average credit quality remained high, ending the 12-month period with an AAA rating. The Fund’s average maturity ended the fiscal year at 5.1 years.2

We expect the Federal Reserve to raise the federal funds rate at least two more times before possibly pausing to examine the overall effectiveness of the tightening campaign. We believe the economy may continue to grow, due to post-Hurricane Katrina rebuilding efforts, prompting the Fed to resume its rate hikes. The yield curve should start to steepen a bit, as longer-term rates begin an upward move. We may shift the Fund’s duration to a neutral posture early next year, if rates stabilize somewhat. We plan to maintain our high credit-quality bias, because we believe the credit sectors may struggle in the upcoming climate. As credit spreads widen, we will seek attractive buying opportunities among corporate bonds.

Past performance does not guarantee future results. The performance data quoted represents past performance and current returns may be lower or higher. The investment return and net asset value will fluctuate so that an investor’s shares, when redeemed, may be worth more or less than the original cost. To obtain performance information current to the most recent month end, please call 1-800-762-7085.

[1]	See Glossary of Terms for additional information.
[2]	The composition of the Fund’s portfolio is subject to change.

THE AMERICAN PERFORMANCE INTERMEDIATE BOND FUND

Certain fees of the Fund are currently being voluntarily waived, resulting in higher returns than would occur if full fees were charged. The waiver may stop at any time.

The Fund has changed its standardized benchmark from the Lehman Brothers Intermediate Government/Credit Bond Index to the Lehman Brothers Intermediate Aggregate Bond Index to provide a more appropriate market comparison.

The Lehman Brothers Intermediate Aggregate Bond Index is representative of investment-grade debt issues with maturities between three and ten years. The Lehman Brothers Intermediate Government/ Credit Bond Index is considered to be representative of the performance of government and corporate bonds with maturities of less than ten years. These indices are unmanaged and do not reflect the deduction of expenses associated with a mutual fund, such as investment management and fund accounting fees. The Fund’s performance reflects the deduction of fees for these services but does not reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of fund shares. Investors cannot invest directly in an index, although they can invest in its underlying securities.

The growth of $10,000 investment chart represents a hypothetical investment in the indicated share class versus a similar investment in the Fund’s benchmarks or peer group, and represents the reinvestment of distributions and capital gains.

Past performance does not guarantee future results. The performance data quoted represents past performance and current returns may be lower or higher. The investment return and net asset value will fluctuate so that an investor’s shares, when redeemed, may be worth more or less than the original cost. To obtain performance information current to the most recent month end, please call 1-800-762-7085.

AVERAGE ANNUAL TOTAL RETURN

8/31/05	No-Load	Load*
1 Year	2.96%	0.36%
5 Year	5.59%	5.06%
10 Year	5.63%	5.37%

*	Reflects 2.50% maximum sales charge.

THE AMERICAN PERFORMANCE BOND FUND

INVESTMENT OBJECTIVE

We pursue a strategy of broad diversification in order to benefit from investments in both corporate and government fixed income securities. We invest only in investment-grade securities within the three highest rating categories. The Fund maintains a dollar weighted average maturity of seven years or more and, generally, of no longer than ten years.

INVESTMENT CONCERNS

Bond funds will tend to experience smaller fluctuations in value than stock funds. However, investors in any bond fund should anticipate fluctuations in price, especially for longer term issues and in environments of rising interest rates.

For the 12-month period ended August 31, 2005, the American Performance Bond Fund posted a total return of 3.98% (without sales charge). This compares to the total return of 4.38% for the Fund’s peer group, the Lipper Intermediate Investment-Grade Debt Funds Index. The Fund’s benchmarks, the Citigroup Broad (Investment Grade) Bond Index and the Lehman Brothers Aggregate Bond Index, showed total returns of 4.30% and 4.15%, respectively.

Short-term interest rates steadily climbed throughout the 12-month period, as the Federal Reserve implemented eight consecutive 25-basis-point (0.25%) increases in the federal funds rate. But the Federal Reserve’s action had little impact among long-term rates, which declined during the 12-month period. The yield on the two-year Treasury increased, while the yield on the 10- and 30-year Treasuries declined, causing the yield curve to flatten dramatically. Confidence in the Federal Reserve’s ability to stifle inflation along with demand from foreign-based investors fueled much of the decline at the longer end of the curve. In particular, soaring oil prices and significant economic slowdowns in other major industrialized countries, such as Germany, France, Great Britain and Canada, led to rapid rate declines in those countries. Investors, in turn, looked to the U.S. bond market for its yield advantages. Despite the declining rate environment, yields on U.S. securities remained much higher than yields on many foreign securities. In addition, foreign investors took advantage of the U.S. dollar’s continued strength versus other currencies.

We maintained a defensive posture throughout the year, positioning the Fund with a shorter duration (sensitivity to interest rate changes) than the benchmarks. This strategy was ineffective, though, as longer-term market rates declined during the period. When interest rates decline, longer-duration portfolios—including the benchmarks and peer group average—experience greater price appreciation than shorter-duration portfolios.2

In addition, we continued to avoid exposure to the credit sectors, focusing instead on high-quality bonds. But lower-quality bonds outperformed during the year, and our minimal exposure to the corporate sectors led to underperformance relative to its benchmarks.

We offset some of the negative impact of our duration and quality strategies by focusing on securities that offered yield advantages. For example, we purchased callable agency securities with attractive coupons and “step-up” agencies that offer higher coupons as rates increase. We also purchased discount callable agencies, which provided downside protection without extending the Fund’s duration.2

As of August 31, 2005, 16.1% of the Fund’s assets was invested in mortgage-backed bonds, 17.2% was in corporate bonds, 15.6% was in Treasury securities, 6.8% was in asset backed securities, 7.6% was in municipal securities and 31.4% was in U.S. government agency securities. The remainder was invested in investment companies. Overall, the Fund’s average credit quality remained high, ending the 12-month period with an AAA rating.2

We expect the Federal Reserve to raise the federal funds rate at least two more times before possibly pausing to examine the overall effectiveness of the tightening campaign. We believe the economy may continue to grow, due to post-Hurricane Katrina rebuilding efforts, prompting the Fed to resume its rate hikes. The yield curve should start to steepen a bit, as longer-term rates begin an upward move. We may shift the Fund’s duration to a neutral posture early next year, if rates stabilize somewhat. We plan to maintain our high credit-quality bias, because we believe the credit sectors may struggle in the upcoming climate. As credit spreads widen, we will seek attractive buying opportunities among corporate bonds.2

Past performance does not guarantee future results. The performance data quoted represents past performance and current returns may be lower or higher. The investment return and net asset value will fluctuate so that an investor’s shares, when redeemed, may be worth more or less than the original cost. To obtain performance information current to the most recent month end, please call 1-800-762-7085.

[1]	See Glossary of Terms for additional information.
[2]	The composition of the Fund’s portfolio is subject to change.

THE AMERICAN PERFORMANCE BOND FUND

Certain fees of the Fund are currently being voluntarily waived, resulting in higher returns than would occur if full fees were charged. The waiver may stop at any time.

The Fund has changed its standardized benchmark from the Citigroup Broad (Investment Grade) Bond Index to the Lehman Brothers Aggregate Bond Index to provide a more appropriate market comparison.

The Lehman Brothers Aggregate Bond Index is a market value-weighted performance benchmark for investment-grade fixed-rate debt issues, including government, corporate, asset-backed, and mortgage-backed securities, with maturities of at least one year. The Citigroup Broad (Investment Grade) Bond Index is considered to be representative of the performance of investment-grade corporate and U.S. Government bonds in general. These indices are unmanaged and do not reflect the deduction of expenses associated with a mutual fund, such as investment management and fund accounting fees. The Fund’s performance reflects the deduction of fees for these value-added services but does not reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of fund shares. Investors cannot invest directly in an index, although they can invest in its underlying securities.

The growth of $10,000 investment chart represents a hypothetical investment in the indicated share class versus a similar investment in the Fund’s benchmark or peer group, and represents the reinvestment of distributions and capital gains.

Past performance does not guarantee future results. The performance data quoted represents past performance and current returns may be lower or higher. The investment return and net asset value will fluctuate so that an investor’s shares, when redeemed, may be worth more or less than the original cost. To obtain performance information current to the most recent month end, please call 1-800-762-7085.

AVERAGE ANNUAL TOTAL RETURN

8/31/05	No-Load	Load*
1 Year	3.98%	0.81%
5 Year	6.97%	6.32%
10 Year	6.50%	6.17%

*	Reflects 3.00% maximum sales charge.

THE AMERICAN PERFORMANCE BALANCED FUND

INVESTMENT OBJECTIVE

We seek to construct a balanced portfolio of equities and bonds that is broadly diversified to control risk. Our diversification strategy is multidimensional across stock and bond asset classes, growth and value styles, and small capitalization and large capitalization stocks.

INVESTMENT CONCERNS

Stocks are more volatile and carry more risk and return potential than other forms of investments. Bonds offer a relatively stable level of income, although bond prices will fluctuate, providing the potential for principal gain or loss. Cash equivalents offer low risk and low return potential.

For the 12-month period ended August 31, 2005, the American Performance Balanced Fund posted a total return of 11.68% (without sales charge). This compares to the total return of 11.25% for the Fund’s peer group, the Lipper Balanced Funds Index. The Fund’s benchmarks, the S&P 500 Stock Index, the Citigroup Broad (Investment-Grade) Bond Index and the Lehman Brothers Aggregate Bond Index, posted total returns of 12.55%, 4.50% and 4.15%, respectively.

On average, corporate profits were up more than 20% for the 12-month period. But rising short-term interest rates, sparked by the Federal Reserve’s ongoing rate-tightening campaign, stifled some of the good news on profitability. The opposing forces of good corporate profits on one side and higher short-term interest rates on the other caused the stock market’s price/earnings1 multiple to decline during the period and put a cap on fixed-income returns. Long-term interest rates, which usually move in sync with short-term rates during tightening phases, declined or remained stable. As a result, the yield curve flattened dramatically during the period.

With expectations for decent economic growth and good corporate profit growth, we continued to overweight stocks, which comprised approximately 65% of the Fund’s portfolio throughout the fiscal year. This equity exposure represents a slight decrease from earlier in the fiscal year, as we reduced the Fund’s equity weighting and increased the Fund’s fixed income exposure 2-3 percentage points due to our belief that the strong-earnings quarters probably are behind us. Within the stock portfolio, we continued to invest in a wide assortment of securities, including growth and value stocks; large-, mid- and small-cap stocks; and domestic and international equities. We increased the stock portfolio’s exposure to international stocks and mid-cap stocks, primarily at the expense of large-cap value stocks. The portfolio’s broad diversification, particularly its investments in international and small-cap stocks, contributed to the Fund’s better performance, relative to the peer group.2

Given our outlook for rising interest rates, we kept the bond portfolio’s duration (sensitivity to interest rate changes) shorter than that of the fixed income benchmark and peer group. This strategy was ineffective, though, as longer-term market rates declined overall during the 12-month period. In periods of declining rates, longer-duration portfolios—including the benchmarks and peer group average—experience greater price appreciation. In addition, we continued to focus on higher-quality bonds, which generally underperformed their lower-quality counterparts during the fiscal year.2

Looking ahead, we continue to believe economic growth will remain positive, albeit slower than in recent quarters. Similarly, corporate profits may slow somewhat from last year’s pace but remain positive. In this environment, we continue to believe that equities may offer better return potential than bonds. In particular, we believe growth stocks may be positioned for performance advantages. In the international arena, emerging-market stocks may offer better return potential than equities in the developed markets. Within the Fund’s bond portfolio, we plan to maintain a relatively short duration and focus on securities offering attractive income potential.2

Past performance does not guarantee future results. The performance data quoted represents past performance and current returns may be lower or higher. The investment return and net asset value will fluctuate so that an investor’s shares, when redeemed, may be worth more or less than the original cost. To obtain performance information current to the most recent month end, please call 1-800-762-7085.

[1]	See Glossary of Terms for additional information.
[2]	The composition of the Fund’s portfolio is subject to change.

THE AMERICAN PERFORMANCE BALANCED FUND

Certain fees of the Fund are currently being voluntarily waived, resulting in higher returns than would occur if full fees were charged. The waiver may stop at any time.

The Fund has changed its standardized benchmark from the Citigroup Broad (Investment Grade) Bond Index to the Lehman Brothers Aggregate Bond Index to provide a more appropriate market comparison.

The Balanced Fund is measured against the S&P 500 Stock Index which is considered to be representative of the performance of the U.S. stock market as a whole; the Lehman Brothers Aggregate Bond Index which is a market value-weighted performance benchmark for investment-grade fixed-rate debt issues, including government, corporate, asset-backed, and mortgage-backed securities, with maturities of at least one year and the Citigroup Broad (Investment-Grade) Bond Index which is widely used to represent the performance of investment-grade corporate and U.S. Government bonds. These indices do not reflect the deduction of expenses associated with a mutual fund, such as investment management and fund accounting fees. The Fund’s performance reflects the deduction of fees for these services but does not reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of fund shares. Investors cannot invest directly in an index, although they can invest in its underlying

The growth of $10,000 investment chart represents a hypothetical investment in the indicated share class versus a similar investment in the Fund’s benchmarks or peer group, and represents the reinvestment of distributions and capital gains.

Past performance does not guarantee future results. The performance data quoted represents past performance and current returns may be lower or higher. The investment return and net asset value will fluctuate so that an investor’s shares, when redeemed, may be worth more or less than the original cost. To obtain performance information current to the most recent month end, please call 1-800-762-7085.

AVERAGE ANNUAL TOTAL RETURN

8/31/05	No-Load	Load*
1 Year	11.68%	6.10%
5 Year	1.69%	0.65%
10 Year	7.87%	7.32%

*	Reflects 5.00% maximum sales charge.

THE AMERICAN PERFORMANCE EQUITY FUND

INVESTMENT OBJECTIVE

We seek growth of capital and, secondarily, income by investing primarily in a diversified portfolio of large cap common stocks and securities convertible into common stocks. Through a consistent and time-tested process of quantitative and qualitative analyses, we select favorable growth companies that are undervalued by the market.

INVESTMENT CONCERNS

Equity securities (stocks) are more volatile and carry more risk than other forms of investments, including investments in high-grade fixed income securities. The net asset value per share of this Fund will fluctuate as the value of the securities in the portfolio changes.

The American Performance Equity Fund posted a total return of 18.49% (without sales charge) for the 12-month period ended August 31, 2005. This compares to the total return of 13.74% for the Fund’s peer group, the Lipper Large Cap Value Funds Index. For the 12-month period the Fund’s benchmarks, the S&P 500 Stock Index and the S&P 500/BARRA Value Index, showed total returns of 12.55% and 14.78%, respectively.

A steady pace of economic growth, combined with solid corporate earnings, relatively tame inflation and an improving jobs market, provided an overall favorable environment for stocks. Energy prices soared during the period and short-term interest rates continued to climb. Nevertheless, investors instead focused on the resilient economy and strong corporate profitability. Within the large-cap arena, value stocks continued to outpace their growth-oriented counterparts. In terms of size, though, small-cap stocks maintained their significant performance advantage over large-cap stocks.

Anticipating continued economic growth, we maintained overweights in the industrials, materials and technology sectors throughout much of the fiscal year. We also continued to overweight the outperforming energy sector for much of the 12-month period. As oil prices soared, energy stocks advanced strongly. And the outlook for the energy sector remains favorable, as the industry’s utilization rates are near capacity. The Fund also benefited from an overweight toward HMOs, which we favored over pharmaceuticals. Many of the HMOs represented in the Fund were strong outperformers for the year.2

As expected, the rising interest rate environment caused the financials sector to struggle during the year, and our underweight in this sector helped the Fund’s relative performance. The Fund also benefited from an underweight in the telecommunication sector, which was off considerably during the period. Another notable sector play was our underweight in the utilities sector. To our surprise, utilities stocks performed well during the year, and our limited exposure was a drag on relative performance. But a strong return from the Fund’s holding in TXU Corp. helped curb the underperformance.2

Overall, our overweights—particularly in the energy and technology sectors—and favorable stock selections in all industries led to the Fund’s outperformance relative to the S&P 500 Stock benchmark.

The financials sector represented the Fund’s largest weighting, at 34%, followed by consumer discretionary, at 13%, and information technology, at 11%.2

The Fund ended the year with 69 stocks. The top five holdings, in terms of portfolio representation, were Citigroup, at 3.9% of the portfolio; Bank of America Corp., 3.5%; Merrill Lynch & Co., 3.5%; Goldman Sachs Group, Inc., 2.8%; and American International Group, Inc., 2.6%.2

Given the energy sector’s strong returns throughout the last several quarters, we began to take profits and lighten the Fund’s exposure to a market weight late in the fiscal year. We also scaled back the Fund’s exposure to the materials sector, given our outlook for a slower-growth economy. In terms of stock styles, we believe high-quality, large-cap stocks may return to favor, given the extended period of outperformance among small-cap stocks.2

Past performance does not guarantee future results. The performance data quoted represents past performance and current returns may be lower or higher. The investment return and net asset value will fluctuate so that an investor’s shares, when redeemed, may be worth more or less than the original cost. To obtain performance information current to the most recent month end, please call 1-800-762-7085.

[1]	See Glossary of Terms for additional information.
[2]	The composition of the Fund’s portfolio is subject to change.

THE AMERICAN PERFORMANCE EQUITY FUND

Certain fees of the Fund are currently being voluntarily waived, resulting in higher returns than would occur if full fees were charged. The waiver may stop at any time.

The performance of the American Performance Equity Fund is measured against the S&P 500 Stock Index and the S&P 500/ BARRA Value Index, which are unmanaged indices. The S&P 500 Stock Index consists of 500 stocks chosen for market size, liquidity and industry group representation. The S&P 500/ BARRA Value Index contains firms with lower price-to-book ratios. These indices do not reflect the deduction of expenses associated with a mutual fund, such as investment management and fund accounting fees. The Fund’s performance reflects the deduction of fees for these services but does not reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of fund shares. Investors cannot invest directly in an index, although they can invest in its underlying securities.

The growth of $10,000 investment chart represents a hypothetical investment in the indicated share class versus a similar investment in the Fund’s benchmarks or peer group, and represents the reinvestment of distributions and capital gains.

Past performance does not guarantee future results. The performance data quoted represents past performance and current returns may be lower or higher. The investment return and net asset value will fluctuate so that an investor’s shares, when redeemed, may be worth more or less than the original cost. To obtain performance information current to the most recent month end, please call 1-800-762-7085.

AVERAGE ANNUAL TOTAL RETURN

8/31/05	No-Load	Load*
1 Year	18.49%	12.53%
5 Year	-2.28%	-3.28%
10 Year	8.25%	7.69%

*	Reflects 5.00% maximum sales charge.

THE AMERICAN PERFORMANCE GROWTH EQUITY FUND

INVESTMENT OBJECTIVE

We seek long-term capital appreciation by investing primarily in a portfolio of large cap common stocks and securities convertible to common stocks. Through a consistent and time-tested process of quantitative and qualitative analyses, we select companies with above average growth potential in revenue and earnings versus their peer group.

INVESTMENT CONCERNS

Equity securities (stocks) are more volatile and carry more risk than other forms of investments, including investments in high-grade fixed income securities. The net asset value per share of this Fund will fluctuate as the value of the securities in the portfolio changes.

The Fund posted a total return of 11.43% (without sales charge) for the 12-month period ended August 31, 2005. This compares to the return of 15.47% for the Fund’s Lipper peer group, the Lipper Large-Cap Growth Index. The Fund’s benchmarks, the S&P 500 Stock Index and the S&P 500/BARRA Growth Index, showed total returns of 12.55% and 10.29% for the 12-month period, respectively.

Our equity style rotation policy accounted for most of the difference in returns between the Fund and its benchmarks. Our opportunistic tactical shifts into and out of “size” and “dividend yield” factors added value vis-a-vis the S&P 500/ BARRA Growth Index. A continuous bias this year toward “value” factors (earnings yield, book-to-price), leverage and momentum also contributed positively to performance. Nevertheless, we do not expect to maintain those tilts, as the “stable/quality growth” factor is showing signs of strength.

In this type of environment, the market should penalize financial leverage and earnings variability (uncertainty). Similarly, as risk aversion increases among market participants (as manifested through widening corporate bond spreads to U.S. Treasuries and/or increasing equity-implied-option volatility), smaller companies may underperform larger companies.

Finally, dividend yield should be back in favor as another form of “flight to quality”. It is worth noting that an exposure to higher dividend yields has been, in the long term, detrimental to stock selection. Therefore, an exposure to higher dividend yields will have to be tactical in nature.

In response to the Fund’s underperformance relative to the benchmark in April and May, we launched a new “bottom-up” asset selection model to complement our “top-down” style/sector rotation model. Although it is too early to draw solid conclusions, we believe the addition of this module has had beneficial effects on the stability and strength of the Fund’s performance.

Our strategy resulted in a broadly diversified portfolio of 127 stocks, information technology and healthcare were the Fund’s most over-weighted sectors. Telecommunications and utilities were the Fund’s most under-weighted sectors.2

The top five common stock holdings, in terms of portfolio representation, were General Electric Co. 6.4%, Altria Group, Inc. 4.3%, Microsoft Corp. 3.3%, Oracle Corp. 3.1% and Apple Computer, Inc. 3.1%.2

Looking ahead, we continue to believe economic growth will remain positive, albeit slower than in recent quarters. Similarly, corporate profits may slow somewhat from last year’s pace but we believe they will remain positive. In this environment, we continue to believe that stocks should generate attractive results. In particular, we believe growth stocks may be positioned for performance advantages.

Past performance does not guarantee future results. The performance data quoted represents past performance and current returns may be lower or higher. The investment return and net asset value will fluctuate so that an investor’s shares, when redeemed, may be worth more or less than the original cost. To obtain performance information current to the most recent month end, please call 1-800-762-7085.

[1]	See Glossary of Terms for additional information.
[2]	The composition of the Fund’s portfolio is subject to change.

THE AMERICAN PERFORMANCE GROWTH EQUITY FUND

Certain fees of the Fund are currently being voluntarily waived, resulting in higher returns than would occur if full fees were charged. The waiver may stop at any time.

The performance of the American Performance Growth Equity Fund is measured against the S&P 500 Stock Index and the S&P 500/ BARRA Growth Index, which are unmanaged indices. The S&P 500 Stock Index consists of 500 stocks chosen for market size, liquidity and industry group representation and is one of the most widely used benchmarks of U.S. equity performance. The S&P 500/BARRA Growth Index is constructed of the stocks in the S&P 500 with a higher price-to-book ratio. These indices do not reflect the deduction of expenses associated with a mutual fund, such as investment management and fund accounting fees. The Fund’s performance reflects the deduction of fees for these services but does not reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of fund shares. Investors cannot invest directly in an index, although they can invest in its underlying securities.

The growth of $10,000 investment chart represents a hypothetical investment in the indicated share class versus a similar investment in the Fund’s benchmarks or peer group, and represents the reinvestment of distributions and capital gains.

Past performance does not guarantee future results. The performance data quoted represents past performance and current returns may be lower or higher. The investment return and net asset value will fluctuate so that an investor’s shares, when redeemed, may be worth more or less than the original cost. To obtain performance information current to the most recent month end, please call 1-800-762-7085.

AVERAGE ANNUAL TOTAL RETURN

8/31/05	No-Load	Load*
1 Year	11.43%	5.84%
5 Year	-9.08%	-10.00%
Since Inception (11/3/97)	2.35%	1.68%

*	Reflects 5.00% maximum sales charge.

THE AMERICAN PERFORMANCE SMALL CAP EQUITY FUND

INVESTMENT OBJECTIVE

We seek long-term capital appreciation and, secondarily, income by investing primarily in a diversified portfolio of common stocks and securities convertible to common stocks from the S&P Small Cap 600 universe. Through a consistent and time tested process of quantitative and qualitative analyses, we select favorable growth companies that are undervalued by the market.

INVESTMENT CONCERNS

Small-capitalization stocks typically carry additional risk, since smaller companies generally have higher risk of failure and, historically, their stocks have experienced a greater degree of volatility. Equity securities (stocks) are more volatile and carry more risk than other forms of investments, including investments in high-grade fixed income securities. The net asset value per share of this Fund will fluctuate as the value of the securities in the portfolio changes.

The American Performance Small Cap Equity Fund posted a total return of 28.23% (without sales charge) for the 12-month period ended August 31, 2005. This compares to the return of 22.59% for the Fund’s Lipper group the Lipper Small-Cap Core Index. The Fund’s benchmark, the S&P SmallCap 600 Index, showed a total return of 26.49% for the 12-month period.

Small-cap stocks showed amazing resiliency amidst a gloomy macroeconomic forecast that reflected the Federal Reserve’s ongoing tightening policy and skyrocketing energy prices. Nevertheless, we take such stellar results with caution, as risk-aversion is on the rise, denoted by widening corporate yield spreads and equity-option-implied volatilities finally pointing up from historical lows.

Increasing risk aversion generally leads to relative weakness of small-cap stocks versus larger-cap stocks. Therefore, in spite of our defensive construction, we rebalanced the Fund during the summer to better protect our shareholders from an unwanted, yet inevitable, correction in the small-cap universe. This “bearishness” cost the Fund some performance during the roaring summer months, but we expect our more defensive posture to add value in the months to come.2

Our peer-analysis research shows large accumulations of cash among our competitors—with allocations as high as 30% in some instances. Indeed, raising cash is a sure way to get defensive, but it also is a good way to lose value if the market continues its ascension. We believe our shareholders expect their equity managers to be invested mostly in stocks. Therefore, the Fund has become more defensive by increasing exposure to equity characteristics or styles believed to act as superior shields against deep bearish corrections.2

Our strategy resulted in a broadly diversified portfolio of 404 stocks. Consumer discretionary and industrials were the Fund’s most over-weighted sectors. Utilities and telecommunications were the Fund’s most under-weighted sectors.

The top five stock holdings, in terms of portfolio representation, were Nicor, Inc. 0.5%, MDC Holdings, Inc. 0.5%, Cimarex Energy Co. 0.5%, Arkansas Best Corp. 0.5% and Varian Semiconductor Equipment 0.4%.2

Looking ahead, we continue to believe economic growth will remain positive, albeit slower than in recent quarters. Similarly, corporate profits may slow somewhat from last year’s pace but we believe they will remain positive. In this environment, we continue to believe that stocks should generate attractive results. In particular, we believe growth stocks may be positioned for performance advantages.

Past performance does not guarantee future results. The performance data quoted represents past performance and current returns may be lower or higher. The investment return and net asset value will fluctuate so that an investor’s shares, when redeemed, may be worth more or less than the original cost. To obtain performance information current to the most recent month end, please call 1-800-762-7085.

[1]	See Glossary of Terms for additional information.
[2]	The composition of the Fund’s portfolio is subject to change.

THE AMERICAN PERFORMANCE SMALL CAP EQUITY FUND

Certain fees of the Fund are currently being voluntarily waived, resulting in higher returns than would occur if full fees were charged. The waiver may stop at any time.

The performance of the American Performance Small Cap Equity Fund is measured against the S&P SmallCap 600 Index, an unmanaged index that tracks the performance of domestic, small capitalization stocks. The index does not reflect the deduction of expenses associated with a mutual fund, such as investment management and fund accounting fees. The Fund’s performance reflects the deduction of fees for these services but does not reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of fund shares. Investors cannot invest directly in an index, although they can invest in its underlying securities.

The growth of $10,000 investment chart represents a hypothetical investment in the indicated share class versus a similar investment in the Fund’s benchmark or peer group, and represents the reinvestment of distributions and capital gains.

Past performance does not guarantee future results. The performance data quoted represents past performance and current returns may be lower or higher. The investment return and net asset value will fluctuate so that an investor’s shares, when redeemed, may be worth more or less than the original cost. To obtain performance information current to the most recent month end, please call 1-800-762-7085.

AVERAGE ANNUAL TOTAL RETURN

8/31/05	No-Load	Load*
1 Year	28.23%	21.84%
5 Year	7.85%	6.75%
Since Inception (2/17/99)	9.96%	9.09%

*	Reflects 5.00% maximum sales charge.

Report of Independent Registered Public Accounting Firm

To the Shareholders and Board of Trustees of

American Performance Funds:

We have audited the accompanying statements of assets and liabilities of American Performance Funds—U.S. Treasury Fund, Institutional U.S. Treasury Fund, Cash Management Fund, Institutional Cash Management Fund, Institutional Tax-Free Money Market Fund, Intermediate Tax-Free Bond Fund, Short-Term Income Fund, Intermediate Bond Fund, Bond Fund, Balanced Fund, Equity Fund, Growth Equity Fund and Small Cap Equity Fund (collectively, the Funds), including the schedules of portfolio investments, as of August 31, 2005, and the related statements of operations for the period then ended, the statements of changes in net assets for each of the periods in the two-year period then ended, and the financial highlights for each of the periods in the five-year period then ended. These financial statements and financial highlights are the responsibility of the Funds’ management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audits.

We conducted our audits in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements. Our procedures included confirmation of securities owned as of August 31, 2005, by correspondence with the custodian and brokers; where replies were not received from brokers, we performed other auditing procedures. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe that our audits provide a reasonable basis for our opinion.

In our opinion, the financial statements and financial highlights referred to above present fairly, in all material respects, the financial position of the Funds as of August 31, 2005, the results of their operations for the period then ended, the changes in their net assets for each of the periods in the two-year period then ended, and the financial highlights for each of the periods in the five-year period then ended, in conformity with U.S. generally accepted accounting principles.

Columbus, Ohio

October 26, 2005

AMERICAN PERFORMANCE FUNDS

Statements of Assets and Liabilities

August 31, 2005

	U.S. Treasury Fund	Institutional U.S. Treasury Fund	Cash Management Fund	Institutional Cash Management Fund	Institutional Tax-Free Money Market Fund
ASSETS:
Investments, at amortized cost	$139,810,805	$49,932,431	$512,583,587	$185,325,103	$260,718,666
Repurchase agreements, at cost	695,366,421	277,993,747	311,754,980	121,947,937	—

Total Investments	835,177,226	327,926,178	824,338,567	307,273,040	260,718,666
Interest receivable	68,030	27,221	1,560,588	596,591	674,250
Prepaid expenses and other assets	12,710	3,060	14,967	12,642	1,451

Total Assets	835,257,966	327,956,459	825,914,122	307,882,273	261,394,367

LIABILITIES:
Cash overdraft	—	—	1,484	—	—
Distributions payable	1,546,470	667,961	2,120,970	758,890	507,341
Payable for investments purchased	139,810,805	49,932,431	—	—	—
Accrued expenses and other payables:
Investment advisory fees	225,702	4,183	217,919	4,881	—
Administration fees	110,031	24,355	116,475	21,734	6,452
Chief compliance officer fees	2,964	1,100	3,697	1,248	1,038
Custodian fees	16,927	6,274	22,543	7,321	6,702
Fund accounting fees	2,861	1,244	3,676	1,420	17
Transfer agent fees	3,340	1,196	11,423	1,410	126
Other liabilities	28,900	17,667	57,845	16,407	37,713

Total Liabilities	141,748,000	50,656,411	2,556,032	813,311	559,389

Net Assets	$693,509,966	$277,300,048	$823,358,090	$307,068,962	$260,834,978

COMPOSITION OF NET ASSETS:
Capital	$693,467,970	$277,298,650	$823,294,757	$307,088,410	$260,834,978
Accumulated net investment income	42,329	1,398	63,333	989	—
Accumulated net realized losses on investment transactions	(333)	—	—	(20,437)	—

Net Assets	$693,509,966	$277,300,048	$823,358,090	$307,068,962	$260,834,978

Shares of beneficial interest issued and outstanding	693,467,971	277,299,115	823,294,756	307,087,735	260,834,978

Net asset value and redemption price per share:
($0.00001 par value per share, unlimited number of shares authorized)	$1.00	$1.00	$1.00	$1.00	$1.00

See notes to financial statements.

AMERICAN PERFORMANCE FUNDS

Statements of Assets and Liabilities

August 31, 2005

	Intermediate Tax-Free Bond Fund	Short-Term Income Fund	Intermediate Bond Fund	Bond Fund
ASSETS:
Investments, at value (Cost $28,241,165; $259,347,689; $86,380,862; and $47,439,246, respectively)	$29,134,278	$258,728,823	$86,991,804	$48,644,312
Investments in affiliates, at cost	262,478	17,331,425	5,354,302	2,356,156

Total Investments	29,396,756	276,060,248	92,346,106	51,000,468
Cash	—	25,002	16,668	—
Interest and dividends receivable	314,545	1,660,887	679,692	480,588
Receivable for capital shares issued	—	16,328	—	114,258
Prepaid expenses and other assets	2,364	14,145	4,745	4,769

Total Assets	29,713,665	277,776,610	93,047,211	51,600,083

LIABILITIES:
Distributions payable	67,126	836,270	290,591	187,876
Payable for investments purchased	—	838,749	1,219,599	—
Payable for capital shares redeemed	—	8,386	300	—
Accrued expenses and other payables:
Investment advisory fees	8,781	—	26,897	15,129
Administration fees	5,018	47,064	15,370	8,645
Distribution fees	—	40,004	19,212	10,806
Chief compliance officer fees	269	1,271	412	231
Custodian fees	753	7,059	2,305	1,297
Transfer agent fees	855	10,698	1,542	1,210
Other liabilities	1,156	18,629	3,928	2,363

Total Liabilities	83,958	1,808,130	1,580,156	227,557

Net Assets	$29,629,707	$275,968,480	$91,467,055	$51,372,526

COMPOSITION OF NET ASSETS:
Capital	$28,733,630	$278,885,036	$91,161,248	$50,032,024
Accumulated net investment income (loss)	(67,126)	695,973	234,693	29,943
Accumulated net realized gains (losses) on investment transactions	70,090	(2,993,663)	(539,828)	105,493
Net unrealized appreciation (depreciation) on investments	893,113	(618,866)	610,942	1,205,066

Net Assets	$29,629,707	$275,968,480	$91,467,055	$51,372,526

Shares of beneficial interest issued and outstanding	2,729,597	27,145,025	8,860,385	5,395,784

Net asset value and redemption price per share:
($0.00001 par value per share, unlimited number of shares authorized)	$10.85	$10.17	$10.32	$9.52

Maximum Sales Charge	2.50%	2.00%	2.50%	3.00%

Maximum Offering Price (100%/(100%—Maximum Sales Charge) of net asset value adjusted to the nearest cent) per share	$11.13	$10.38	$10.58	$9.81

See notes to financial statements.

AMERICAN PERFORMANCE FUNDS

Statements of Assets and Liabilities

August 31, 2005

	Balanced Fund	Equity Fund	Growth Equity Fund	Small Cap Equity Fund
ASSETS:
Investments, at value (Cost $79,174,523; $13,261,719; $11,615,087; and $9,277,546, respectively)	$87,606,034	$17,558,422	$12,699,777	$11,988,756
Investments in affiliates, at cost	2,671,833	53,561	56,426	878,511

Total Investments	90,277,867	17,611,983	12,756,203	12,867,267
Interest and dividends receivable	296,775	36,778	14,868	7,952
Receivable for investments sold	—	—	—	783,755
Prepaid expenses and other assets	3,386	4,985	7,385	1,697

Total Assets	90,578,028	17,653,746	12,778,456	13,660,671

LIABILITIES:
Payable for investments purchased	—	—	—	791,675
Accrued expenses and other payables:
Investment advisory fees	32,208	7,505	5,467	2,161
Administration fees	15,337	3,002	2,187	2,161
Distribution fees	—	3,752	2,733	2,701
Chief compliance officers fees	408	84	62	58
Custodian fees	2,301	450	328	324
Fund accounting fees	—	—	22	—
Transfer agent fees	1,268	1,061	1,132	336
Other liabilities	4,190	799	658	712

Total Liabilities	55,712	16,653	12,589	800,128

Net Assets	$90,522,316	$17,637,093	$12,765,867	$12,860,543

COMPOSITION OF NET ASSETS:
Capital	$79,145,077	$34,935,905	$21,139,698	$9,611,392
Accumulated net investment income (loss)	267,558	23,669	(3)	(1)
Accumulated net realized gains (losses) on investment transactions	2,678,170	(21,619,184)	(9,458,518)	537,942
Net unrealized appreciation on investments	8,431,511	4,296,703	1,084,690	2,711,210

Net Assets	$90,522,316	$17,637,093	$12,765,867	$12,860,543

Shares of beneficial interest issued and outstanding	6,698,843	1,897,054	1,305,498	956,661

Net asset value and redemption price per share:
($0.00001 par value per share, unlimited number of shares authorized)	$13.51	$9.30	$9.78	$13.44

Maximum Sales Charge	5.00%	5.00%	5.00%	5.00%

Maximum Offering Price (100%/(100%—Maximum Sales Charge) of net asset value adjusted to the nearest cent) per share	$14.22	$9.79	$10.29	$14.15

See notes to financial statements.

AMERICAN PERFORMANCE FUNDS

Statements of Operations

For the Period Ended August 31, 2005

	U.S. Treasury Fund	Institutional U.S. Treasury Fund	Cash Management Fund	Institutional Cash Management Fund	Institutional Tax-Free Money Market Fund(a)
Investment Income:
Interest income	$17,433,986	$6,525,617	$19,118,608	$6,972,793	$2,094,357
Dividend income	—	—	—	—	65,970

Total Income	17,433,986	6,525,617	19,118,608	6,972,793	2,160,327

Expenses:
Investment advisory fees	2,808,308	388,334	3,024,543	420,261	128,261
Administration fees	1,364,783	517,780	1,469,369	560,350	171,016
Distribution fees	1,755,188	—	1,890,335	—	—
Omnibus fees	—	—	—	—	85,507
Chief compliance officer fees	56,298	19,844	60,956	22,816	4,477
Fund accounting fees	194,984	84,421	210,497	105,467	—
Transfer agent fees	147,427	54,419	201,518	58,132	—
Custodian fees	210,621	77,666	226,839	84,051	25,652
Trustee fees	24,644	8,087	25,904	10,338	3,195
Other expenses	223,735	102,810	244,741	119,067	82,555

Total expenses before fee reductions	6,785,988	1,253,361	7,354,702	1,380,482	500,663
Expenses voluntarily reduced by Investment Advisor	—	(336,551)	(831,752)	(365,002)	(128,261)
Expenses voluntarily reduced by Administrator	—	(221,012)	(302,456)	(262,181)	(132,945)
Expenses voluntarily reduced by Distributor	(1,755,188)	—	(1,890,335)	—	—
Omnibus expenses voluntarily reduced	—	—	—	—	(85,507)

Net Expenses	5,030,800	695,798	4,330,159	753,299	153,950

Net Investment Income	12,403,186	5,829,819	14,788,449	6,219,494	2,006,377

Realized (Losses) On Investments:
Net realized (losses) on investment transactions	—	—	—	(7,191)	—

Change in net assets resulting from operations	$12,403,186	$5,829,819	$14,788,449	$6,212,303	$2,006,377

(a)	For the period April 11, 2005 (commencement of operations) through August 31, 2005.

See notes to financial statements.

AMERICAN PERFORMANCE FUNDS

Statements of Operations

For the Year Ended August 31, 2005

	Intermediate Tax-Free Bond Fund	Short-Term Income Fund	Intermediate Bond Fund	Bond Fund
Investment Income:
Interest income	$1,273,842	$9,582,886	$3,972,164	$2,455,668
Dividend income	10,066	—	—	—
Dividend income from affiliates	4,568	286,705	80,752	50,172

Total Income	1,288,476	9,869,591	4,052,916	2,505,840

Expenses:
Investment advisory fees	175,702	1,430,171	499,238	271,544
Administration fees	63,892	520,066	181,542	98,744
Distribution fees	79,864	650,077	226,926	123,429
Chief compliance officers fees	2,734	20,488	7,606	4,138
Fund accounting fees	39,290	132,860	49,129	27,487
Transfer agent fees	10,785	106,962	25,137	15,136
Custodian fees	9,584	78,009	27,231	14,811
Trustee fees	1,161	8,870	3,207	1,778
Other expenses	20,046	97,272	40,733	26,770

Total expenses before fee reductions	403,058	3,044,775	1,060,749	583,837
Expenses voluntarily reduced by Investment Advisor	(63,892)	(1,430,171)	(181,542)	(98,744)
Expenses voluntarily reduced by Distributor	(79,864)	(208,026)	—	—

Net Expenses	259,302	1,406,578	879,207	485,093

Net Investment Income	1,029,174	8,463,013	3,173,709	2,020,747

Realized/Unrealized Gains (Losses) On Investments:
Net realized gains on investment transactions	75,654	34,918	87,210	173,646
Change in unrealized appreciation (depreciation) on investments	(457,785)	(1,863,023)	(599,455)	(246,751)

Net realized/unrealized losses on investments	(382,131)	(1,828,105)	(512,245)	(73,105)

Change in net assets resulting from operations	$647,043	$6,634,908	$2,661,464	$1,947,642

See notes to financial statements.

AMERICAN PERFORMANCE FUNDS

Statements of Operations

For the Year Ended August 31, 2005

	Balanced Fund	Equity Fund	Growth Equity Fund	Small Cap Equity Fund
Investment Income:
Interest income	$1,180,930	$—	$—	$34
Dividend income	1,129,136	515,508	526,758	167,349
Dividend income from affiliates	65,208	3,239	6,955	11,311

Total Income	2,375,274	518,747	533,713	178,694

Expenses:
Investment advisory fees	649,782	181,655	153,036	82,601
Administration fees	175,618	52,654	44,359	23,942
Distribution fees	219,520	65,817	55,448	29,928
Chief compliance officer fees	7,266	2,707	2,227	981
Fund accounting fees	51,008	17,985	15,227	9,310
Transfer agent fees	24,054	11,186	10,361	4,007
Custodian fees	26,342	7,898	6,654	3,591
Trustee fees	3,060	1,097	1,101	424
Other expenses	35,644	22,247	22,394	15,597

Total expenses before fee reductions	1,192,294	363,246	310,807	170,381
Expenses voluntarily reduced by Investment Advisor	(280,986)	(50,021)	(42,141)	(58,659)
Expenses voluntarily reduced by Distributor	(219,520)	—	—	—

Net Expenses	691,788	313,225	268,666	111,722

Net Investment Income	1,683,486	205,522	265,047	66,972

Realized/Unrealized Gains (Losses) On Investments:
Net realized gains on investment transactions	5,522,710	7,850,352	6,581,115	671,326
Change in unrealized appreciation (depreciation) on investments	2,562,805	(3,148,195)	(4,053,082)	2,221,819

Net realized/unrealized gains on investments	8,085,515	4,702,157	2,528,033	2,893,145

Change in net assets resulting from operations	$9,769,001	$4,907,679	$2,793,080	$2,960,117

See notes to financial statements.

AMERICAN PERFORMANCE FUNDS

Statements of Changes in Net Assets

	U.S. Treasury Fund		Institutional U.S. Treasury Fund
	Year Ended August 31, 2005	Year Ended August 31, 2004	Year Ended August 31, 2005	Year Ended August 31, 2004
From Investment Activities:
Operations:
Net investment income	$12,403,186	$2,060,068	$5,829,819	$1,168,626
Net realized gains on investment transactions	—	7,687	—	827

Change in net assets from operations	12,403,186	2,067,755	5,829,819	1,169,453

Distributions to Shareholders:
From net investment income	(12,403,185)	(2,100,068)	(5,829,819)	(1,168,626)

Change in net assets from shareholder distributions	(12,403,185)	(2,100,068)	(5,829,819)	(1,168,626)

Capital Transactions:
Proceeds from shares issued	1,650,239,516	1,593,783,149	485,432,988	404,848,498
Distributions reinvested	899	258	8,665	2,629
Cost of shares redeemed	(1,587,663,323)	(1,568,442,904)	(390,486,517)	(300,153,737)

Change in net assets from capital transactions	62,577,092	25,340,503	94,955,136	104,697,390

Change in net assets	62,577,093	25,308,190	94,955,136	104,698,217

Net Assets:
Beginning of year	630,932,873	605,624,683	182,344,912	77,646,695

End of year	$693,509,966	$630,932,873	$277,300,048	$182,344,912

Accumulated net investment income	42,329	42,328	1,398	1,398

Share Transactions:
Issued	1,650,239,516	1,593,783,148	485,432,988	404,848,498
Reinvested	899	258	8,665	2,629
Redeemed	(1,587,663,323)	(1,568,442,904)	(390,486,516)	(300,153,737)

Change in shares	62,577,092	25,340,502	94,955,137	104,697,390

See notes to financial statements.

AMERICAN PERFORMANCE FUNDS

Statements of Changes in Net Assets

	Cash Management Fund		Institutional Cash Management Fund		Institutional Tax-Free Money Market Fund
	Year Ended August 31, 2005	Year Ended August 31, 2004	Year Ended August 31, 2005	Year Ended August 31, 2004	Period Ended August 31, 2005(a)
From Investment Activities:
Operations:
Net investment income	$14,788,449	$4,150,608	$6,219,494	$2,644,994	$2,006,377
Net realized gains (losses) on investment transactions	—	916	(7,191)	(13,246)	—

Change in net assets from operations	14,788,449	4,151,524	6,212,303	2,631,748	2,006,377

Distributions to Shareholders:
From net investment income	(14,788,449)	(4,150,597)	(6,219,494)	(2,644,994)	(2,006,377)

Change in net assets from shareholder distributions	(14,788,449)	(4,150,597)	(6,219,494)	(2,644,994)	(2,006,377)

Capital Transactions:
Proceeds from shares issued	2,810,278,377	2,104,387,061	1,259,127,802	1,573,345,424	478,858,404
Distributions reinvested	74,251	11,714	239,339	194,174	54,115
Cost of shares redeemed	(2,648,753,047)	(2,115,498,364)	(1,203,260,603)	(1,624,057,196)	(218,077,541)

Change in net assets from capital transactions	161,599,581	(11,099,589)	56,106,538	(50,517,598)	260,834,978

Change in net assets	161,599,581	(11,098,662)	56,099,347	(50,530,844)	260,834,978

Net Assets:
Beginning of period	661,758,509	672,857,171	250,969,615	301,500,459	—

End of period	$823,358,090	$661,758,509	$307,068,962	$250,969,615	$260,834,978

Accumulated net investment income	63,333	63,333	989	989	—

Share Transactions:
Issued	2,810,278,378	2,104,387,061	1,259,127,803	1,573,345,424	478,858,404
Reinvested	74,251	11,714	239,339	194,174	54,115
Redeemed	(2,648,753,047)	(2,115,498,364)	(1,203,260,603)	(1,624,057,196)	(218,077,541)

Change in shares	161,599,582	(11,099,589)	56,106,539	(50,517,598)	260,834,978

(a)	For the period April 11, 2005 (commencement of operations) through August 31, 2005.

See notes to financial statements.

AMERICAN PERFORMANCE FUNDS

Statements of Changes in Net Assets

	Intermediate Tax-Free Bond Fund		Short-Term Income Fund
	Year Ended August 31, 2005	Year Ended August 31, 2004	Year Ended August 31, 2005	Year Ended August 31, 2004
From Investment Activities:
Operations:
Net investment income	$1,029,174	$1,297,300	$8,463,013	$6,719,608
Net realized gains on investment transactions	75,654	145,068	34,918	178,506
Change in unrealized appreciation (depreciation) on investments	(457,785)	429,075	(1,863,023)	746,840

Change in net assets from operations	647,043	1,871,443	6,634,908	7,644,954

Distributions to Shareholders:
From net investment income	(1,002,747)	(1,381,975)	(9,138,395)	(8,756,238)
From net realized gains on investment transactions	(76,006)	(7,205)	—	(1,066,951)

Change in net assets from shareholder distributions	(1,078,753)	(1,389,180)	(9,138,395)	(9,823,189)

Capital Transactions:
Proceeds from shares issued	11,504,634	4,662,250	119,833,304	228,297,796
Distributions reinvested	190,471	138,152	4,260,964	4,767,166
Cost of shares redeemed	(15,367,987)	(13,201,259)	(59,188,426)	(246,163,775)

Change in net assets from capital transactions	(3,672,882)	(8,400,857)	64,905,842	(13,098,813)

Change in net assets	(4,104,592)	(7,918,594)	62,402,355	(15,277,048)

Net Assets:
Beginning of year	33,734,299	41,652,893	213,566,125	228,843,173

End of year	$29,629,707	$33,734,299	$275,968,480	$213,566,125

Accumulated net investment income (loss)	(67,126)	(99,120)	695,973	418,043

Share Transactions:
Issued	1,054,967	425,326	11,750,634	22,104,080
Reinvested	17,467	12,601	418,280	461,736
Redeemed	(1,411,786)	(1,208,706)	(5,814,146)	(23,894,407)

Change in shares	(339,352)	(770,779)	6,354,768	(1,328,591)

See notes to financial statements.

AMERICAN PERFORMANCE FUNDS

Statements of Changes in Net Assets

	Intermediate Bond Fund		Bond Fund
	Year Ended August 31, 2005	Year Ended August 31, 2004	Year Ended August 31, 2005	Year Ended August 31, 2004
From Investment Activities:
Operations:
Net investment income	$3,173,709	$2,906,758	$2,020,747	$2,181,977
Net realized gains on investment transactions	87,210	550,622	173,646	516,396
Change in unrealized appreciation (depreciation) on investments	(599,455)	194,582	(246,751)	396,890

Change in net assets from operations	2,661,464	3,651,962	1,947,642	3,095,263

Distributions to Shareholders:
From net investment income	(3,444,604)	(3,596,163)	(2,107,096)	(2,307,684)
From net realized gains on investment transactions	—	(2,261,282)	(80,781)	(2,259,232)

Change in net assets from shareholder distributions	(3,444,604)	(5,857,445)	(2,187,877)	(4,566,916)

Capital Transactions:
Proceeds from shares issued	15,336,499	12,394,049	12,717,809	7,343,049
Distributions reinvested	1,279,632	3,432,468	1,152,375	3,267,551
Cost of shares redeemed	(15,152,090)	(21,433,215)	(11,722,574)	(20,538,085)

Change in net assets from capital transactions	1,464,041	(5,606,698)	2,147,610	(9,927,485)

Change in net assets	680,901	(7,812,181)	1,907,375	(11,399,138)

Net Assets:
Beginning of year	90,786,154	98,598,335	49,465,151	60,864,289

End of year	$91,467,055	$90,786,154	$51,372,526	$49,465,151

Accumulated net investment income	234,693	228,278	29,943	82,517

Share Transactions:
Issued	1,485,499	1,183,188	1,337,640	763,180
Reinvested	123,714	327,218	121,059	340,049
Redeemed	(1,466,422)	(2,047,161)	(1,232,508)	(2,130,746)

Change in shares	142,791	(536,755)	226,191	(1,027,517)

See notes to financial statements.

AMERICAN PERFORMANCE FUNDS

Statements of Changes in Net Assets

	Balanced Fund		Equity Fund
	Year Ended August 31, 2005	Year Ended August 31, 2005	Year Ended August 31, 2005	Year Ended August 31, 2004
From Investment Activities:
Operations:
Net investment income	$1,683,486	$1,351,870	$205,522	$540,348
Net realized gains on investment transactions	5,522,710	6,756,556	7,850,352	2,066,972
Change in unrealized appreciation (depreciation) on investments	2,562,805	(1,989,310)	(3,148,195)	3,155,887

Change in net assets from operations	9,769,001	6,119,116	4,907,679	5,763,207

Distributions to Shareholders:
From net investment income	(1,747,693)	(1,375,143)	(330,666)	(473,355)

Change in net assets from shareholder distributions	(1,747,693)	(1,375,143)	(330,666)	(473,355)

Capital Transactions:
Proceeds from shares issued	5,948,326	15,450,358	1,350,298	3,991,266
Distributions reinvested	1,746,118	1,373,996	172,590	325,595
Cost of shares redeemed	(9,367,674)	(8,945,766)	(32,359,624)	(13,503,107)

Change in net assets from capital transactions	(1,673,230)	7,878,588	(30,836,736)	(9,186,246)

Change in net assets	6,348,078	12,622,561	(26,259,723)	(3,896,394)

Net Assets:
Beginning of year	84,174,238	71,551,677	43,896,816	47,793,210

End of year	$90,522,316	$84,174,238	$17,637,093	$43,896,816

Accumulated net investment income	267,558	266,235	23,669	148,813

Share Transactions:
Issued	460,111	1,246,023	157,774	515,601
Reinvested	134,431	111,722	20,591	42,371
Redeemed	(719,195)	(723,417)	(3,812,641)	(1,739,549)

Change in shares	(124,653)	634,328	(3,634,276)	(1,181,577)

See notes to financial statements.

AMERICAN PERFORMANCE FUNDS

Statements of Changes in Net Assets

	Growth Equity Fund		Small Cap Equity Fund
	Year Ended August 31, 2005	Year Ended August 31, 2004	Year Ended August 31, 2005	Year Ended August 31, 2004
From Investment Activities:
Operations:
Net investment income	$265,047	$219,451	$66,972	$2,314
Net realized gains on investment transactions	6,581,115	15,060,015	671,326	3,398,524
Change in unrealized appreciation (depreciation) on investments	(4,053,082)	(12,081,493)	2,221,819	(2,007,426)

Change in net assets from operations	2,793,080	3,197,973	2,960,117	1,393,412

Distributions to Shareholders:
From net investment income	(332,485)	(238,903)	(73,040)	(9,925)
From net realized gains on investment transactions	—	—	(2,845,365)	—

Change in net assets from shareholder distributions	(332,485)	(238,903)	(2,918,405)	(9,925)

Capital Transactions:
Proceeds from shares issued	1,093,323	4,637,678	1,441,942	988,074
Distributions reinvested	167,846	107,360	2,768,105	337
Cost of shares redeemed	(28,462,134)	(56,433,803)	(2,439,001)	(5,386,268)

Change in net assets from capital transactions	(27,200,965)	(51,688,765)	1,771,046	(4,397,857)

Change in net assets	(24,740,370)	(48,729,695)	1,812,758	(3,014,370)

Net Assets:
Beginning of year	37,506,237	86,235,932	11,047,785	14,062,155

End of year	$12,765,867	$37,506,237	$12,860,543	$11,047,785

Accumulated net investment income (loss)	(3)	9,651	(1)	1,390

Share Transactions:
Issued	117,349	498,525	111,890	73,608
Reinvested	17,458	11,534	222,872	26
Redeemed	(3,048,263)	(6,044,950)	(182,503)	(400,119)

Change in shares	(2,913,456)	(5,534,891)	152,259	(326,485)

See notes to financial statements.

AMERICAN PERFORMANCE FUNDS

U.S. Treasury Fund

Schedule of Portfolio Investments

August 31, 2005

Principal Amount	Security Description	Amortized Cost
U.S. Treasury Bills (20.2%):
$140,000,000	U.S. Treasury Bills, 3.48%*, 9/15/05	$139,810,805

Total U.S. Treasury Bills (Cost $139,810,805)		139,810,805

Repurchase Agreements (100.2%):
50,000,000	Bear Stearns, 3.51%, 9/1/05 (Purchased on 8/31/05, proceeds at maturity $50,004,875, collateralized by U.S. Treasury Securities (0.00% - 3.51%), (11/15/05 - 8/15/15), fair value $51,008.564.70)	50,000,000
95,000,000	Deutsche Bank, 3.54%, 9/1/05 (Purchased on 8/31/05, proceeds at maturity $95,009,342, collateralized by U.S. Treasury Securities (0.00% - 13.25%), (12/15/05 - 5/15/14), fair value $96,900,276)	95,000,000
115,366,421	JPMorgan Chase & Co., 3.52%, 9/1/05 (Purchased on 8/31/05, proceeds at maturity $115,377,701, collateralized by U.S. Treasury Note, 4.13%, 8/15/08, fair value $117,675,030)	115,366,421
120,000,000	Merrill Lynch & Co., Inc., 3.51%, 9/1/05 (Purchased on 8/31/05, proceeds at maturity $120,011,700, collateralized by U.S. Treasury Note, 4.25%, 8/15/15, fair value $122,400,216)	120,000,000

Principal Amount	Security Description	Amortized Cost
Repurchase Agreements, continued:
$120,000,000	Morgan Stanley Dean Witter & Co., 3.52%, 9/1/05 (Purchased on 8/31/05, proceeds at maturity $120,011,733.33, collateralized by U.S. Treasury Bond, 8.00%, 11/15/21, fair value $122,400,252)	$120,000,000
90,000,000	SG Cowen, 3.51%, 9/1/05 (Purchased on 8/31/05, proceeds at maturity $90,008,775, collateralized by U.S. Treasury Securities (0.00% - 11.25%), (9/22/05 - 2/15/26), fair value $91,840,689)	90,000,000
105,000,000	UBS Warburg, 3.54%, 9/1/05 (Purchased on 8/31/05, proceeds at maturity $105,010,325, collateralized by U.S. Government Securities (3.87% - 3.96%), (9/16/31 - 7/20/35), fair value $107,100,645)	105,000,000

Total Repurchase Agreements (Cost $695,366,421)		695,366,421

Total Investments (Cost $835,177,226)(a)—120.4%		835,177,226
Liabilities in excess of other assets—(20.4)%		(141,667,260)

Net Assets—100.0%		$693,509,966

(a)	Cost and value for federal income tax and financial reporting purposes are the same.

*	The rate presented is the effective yield at purchase.

See notes to financial statements.

AMERICAN PERFORMANCE FUNDS

Institutional U.S. Treasury Fund

Schedule of Portfolio Investments

August 31, 2005

Principal Amount	Security Description	Amortized Cost
U.S. Treasury Bills (18.0%):
$50,000,000	U.S. Treasury Bills, 3.48%*, 9/15/05	$49,932,431

Total U.S. Treasury Bills (Cost $49,932,431)		49,932,431

Repurchase Agreements (100.3%):
55,000,000	Deutsche Bank, 3.54%, 9/1/05 (Purchased on 8/31/05, proceeds at maturity $55,005,408, collateralized by U.S. Treasury Securities (0.00% - 13.25%), (12/15/05 - 5/15/14), fair value $56,100,160)	55,000,000
32,993,747	JPMorgan Chase & Co., 3.52%, 9/1/05 (Purchased on 8/31/05, proceeds at maturity $32,996,974, collateralized by U.S. Treasury Note, 4.13%, 8/15/08, fair value $33,653,989)	32,993,747
40,000,000	Merrill Lynch & Co., Inc., 3.51%, 9/1/05 (Purchased on 8/31/05, proceeds at maturity $40,003,900, collateralized by U.S. Treasury Note, 4.25%, 8/15/15, fair value $40,800,072)	40,000,000

Principal Amount	Security Description	Amortized Cost
Repurchase Agreements, continued:
$40,000,000	Morgan Stanley Dean Witter & Co., 3.52%, 9/1/05 (Purchased on 8/31/05, proceeds at maturity $40,003,911, collateralized by U.S. Treasury Bond, 8.00%, 11/15/21, fair value $40,800,084)	$40,000,000
50,000,000	SG Cowen, 3.51%, 9/1/05 (Purchased on 8/31/05, proceeds at maturity $50,004,875, collateralized by U.S. Treasury Securities (0.00% - 11.25%), (9/22/05 - 2/15/26), fair value $51,022,605)	50,000,000
60,000,000	UBS Warburg, 3.54%, 9/1/05 (Purchased on 8/31/05, proceeds at maturity $60,005,900, collateralized by U.S. Government Securities (3.87% - 3.96%), (9/16/31 - 7/20/35), fair value $61,200,369)	60,000,000

Total Repurchase Agreements (Cost $277,993,747)		277,993,747

Total Investments (Cost $327,926,178)(a)—118.3%		327,926,178
Liabilities in excess of other assets—(18.3)%		(50,626,130)

Net Assets—100.0%		$277,300,048

(a)	Cost and value for federal income tax and financial reporting purposes are the same.

*	The rate represented is the effective yield at purchase.

See notes to financial statements.

AMERICAN PERFORMANCE FUNDS

Cash Management Fund

Schedule of Portfolio Investments

August 31, 2005

Principal Amount	Security Description	Amortized Cost
Certificates of Deposit (4.3%):
Banking (4.3%):
$15,000,000	HSBC Bank USA, 3.50%, 9/16/05	$15,000,000
20,000,000	Societe Generale, 3.51%, 9/20/05	20,000,000

Total Certificates of Deposit (Cost $35,000,000)		35,000,000

Commercial Paper** (21.4%):
Banking (6.1%):
20,000,000	Citigroup Funding, 3.54%, 9/26/05	19,950,972
10,000,000	State Street Corp., 3.51%, 9/19/05	9,982,500
20,000,000	UBS Finance, 3.56%, 9/1/05	20,000,000

		49,933,472

Financial Services (8.5%):
20,000,000	ABN AMRO National Finance, 3.51%, 9/19/05	19,965,000
20,000,000	BP Capital Markets, 3.54%, 9/1/05	20,000,000
10,000,000	Fortis Funding, 3.55%, 9/21/05(b)	9,980,333
20,000,000	General Electric Capital Corp., 3.55%, 9/26/05	19,950,972

		69,896,305

Insurance (2.4%):
10,000,000	AIG Funding, Inc., 3.57%, 9/26/05	9,975,278
10,000,000	ING America Insurance, 3.50%, 9/13/05	9,988,333

		19,963,611

Oil—Integrated Companies (2.4%):
20,000,000	Total Capital, 3.56%, 9/1/05(b)	20,000,000

Pharmaceuticals (1.4%):
11,489,000	Abbott Labs, 3.48%, 9/22/05(b)	11,465,744

Security Brokers & Dealers (0.6%):
5,000,000	JP Morgan Chase & Co., 3.51%, 9/14/05	4,993,681

Total Commercial Paper (Cost $176,252,813)		176,252,813

Corporate Bonds (1.2%):
Financial Services (1.2%):
10,000,000	American Express Credit, 3.65%*, 10/26/05	10,000,896

Total Corporate Bonds (Cost $10,000,896)		10,000,896

Principal Amount	Security Description	Amortized Cost
U.S. Government Agencies (35.4%):
Fannie Mae (13.6%):
$640,000	6.77%, 9/1/05	$640,000
10,000,000	2.32%, 9/12/05	10,000,000
5,000,000	1.88%, 9/15/05	4,998,931
55,000,000	3.73%*, 10/7/05	55,006,876
2,000,000	2.88%, 10/15/05	2,000,939
10,000,000	3.49%*, 10/21/05	9,999,475
250,000	2.25%, 10/27/05	249,807
1,000,000	2.25%, 11/17/05	998,795
5,000,000	3.00%*, 11/18/05	5,000,000
5,000,000	3.31%*, 12/19/05	4,999,511
4,530,000	1.81%, 12/23/05	4,515,016
10,000,000	3.45%*, 1/9/06	9,998,958
3,700,000	2.25%, 2/17/06	3,677,579

		112,085,887

Federal Farm Credit Bank (3.8%):
200,000	5.75%, 9/1/05	200,000
2,872,000	2.72%, 11/23/05	2,871,791
500,000	6.05%, 12/7/05	504,206
27,500,000	3.52%*, 7/25/06	27,500,000

		31,075,997

Federal Home Loan Bank (16.2%):
20,000,000	3.47%*, 9/16/05	20,000,000
3,000,000	2.25%, 10/21/05	2,997,973
10,000,000	3.00%, 1/18/06	9,997,671
1,300,000	3.15%, 2/9/06	1,297,516
15,000,000	3.52%*, 3/1/06	15,000,000
30,000,000	3.26%*, 6/12/06	30,000,000
34,000,000	3.63%*, 6/14/06	33,998,848
20,000,000	3.68%*, 7/21/06	20,000,000

		133,292,008

Freddie Mac (1.8%):
4,450,000	2.15%, 10/28/05	4,447,802
1,000,000	4.18%, 11/8/05	1,002,450
750,000	2.30%, 11/17/05	749,236
1,150,000	2.38%, 11/25/05	1,148,803
1,515,000	6.01%, 12/8/05	1,527,695
6,000,000	2.75%, 12/12/05	6,000,000

		14,875,986

Total U.S. Government Agencies (Cost $291,329,878)		291,329,878

Continued

AMERICAN PERFORMANCE FUNDS

Cash Management Fund

Schedule of Portfolio Investments, Continued

August 31, 2005

Principal Amount	Security Description	Amortized Cost
Repurchase Agreements (37.8%):
$20,000,000	Bear Stearns Cos., Inc., 3.55%, (Purchased on 8/31/05, proceeds at maturity $20,001,972, collateralized by U.S. Government Agency Securities 5.75%, (7/21/05), fair value $20,481,474)	$20,000,000
60,000,000	Deutsche Bank, 3.57%, 9/1/05 (Purchased on 8/31/05, proceeds at maturity $60,005,950, collateralized by U.S. Government Agency Securities (0.00% - 4.88%), (5/15/07 - 2/9/15), fair value $61,200,128)	60,000,000
61,754,980	JP Morgan Chase & Co., 3.55%, 9/1/05 (Purchased on 8/31/05, proceeds at maturity $61,761,069, collateralized by U.S. Government Agency Securities (0.00% - 5.95%), (1/19/06 - 4/23/14), fair value $62,993,216)	61,754,980

Principal Amount	Security Description	Amortized Cost
Repurchase Agreements, continued:
$90,000,000	Morgan Stanley & Co., 3.56%, 9/1/05 (Purchased on 8/31/05, proceeds at maturity $90,008,900, collateralized by U.S. Government Agency Securities (3.00% - 6.63%), (11/22/06 - 9/15/09), fair value $91,800,627)	$90,000,000
80,000,000	UBS Warburg, 3.54%, 9/1/05 (Purchased on 8/31/05, proceeds at maturity $80,007,866, collateralized by U.S. Government Agency Securities (0.00% - 7.40%). (9/07/05 - 10/31/14), fair value $81,602,176)	80,000,000

Total Repurchase Agreements (Cost $311,754,980)		311,754,980

Total Investments (Cost $824,338,567)(a)—100.1%		824,338,567
Liabilities in excess of other assets—(0.1)%		(980,477)

Net Assets—100.0%		$823,358,090

(a)	Cost and value for federal income tax and financial reporting purposes are the same.

(b)	Illiquid security. Represents a restricted security, purchased under Rule 144A, Section 4(2), which is exempt from registration under the Securities Act of 1933, as amended.

Issue Description	Acquisition Date	Cost	Value per Share	Percent of Fund Net Assets
Abbott Labs, 3.48%, 9/22/05	8/17/2005	$11,449,133	$1.00	1.39%
Fortis Funding, 3.55%, 9/21/05	8/25/2005	9,973,450	1.00	1.21%
Total Capital, 3.56%, 9/1/05	8/31/2005	19,998,022	1.00	2.43%

*	Variable rate investments. The rate presented on the Schedule of Portfolio Investments is the rate in effect at August 31, 2005. The date presented reflects the final maturity date. For 2a-7 purposes, the maturity date is considered the next put date or variable interest rate change date and not the final maturity date that is presented.

**	Effective yield at purchase.

See notes to financial statements.

AMERICAN PERFORMANCE FUNDS

Institutional Cash Management Fund

Schedule of Portfolio Investments

August 31, 2005

Principal Amount	Security Description	Amortized Cost
Commercial Paper** (20.8%):
Banking (3.3%):
$10,000,000	State Street Corp., 3.51%, 9/19/05	$9,982,500

Cosmetics & Toiletries (1.3%):
4,000,000	Estee Lauder, 3.49%, 9/19/05	3,993,040

Financial Services (12.9%):
10,000,000	AIG Funding, 3.55%, 9/23/05	9,978,367
10,000,000	Fortis Funding, 3.55%, 9/21/05(b)	9,980,333
4,000,000	ING Funding, 3.50%, 9/14/05	3,994,959
6,000,000	ING Funding, 3.53%, 9/22/05	5,987,680
10,000,000	Rabobank USA Financial Corp., 3.55%, 9/1/05	10,000,000

		39,941,339

Security Brokers & Dealers (3.3%):
10,000,000	Lehman Brothers Inc., 3.51%, 9/14/05	9,987,361

Total Commercial Paper (Cost $63,904,240)		63,904,240

U.S. Government Agencies (39.5%):
Fannie Mae (15.7%):
20,000	6.55%, 9/12/05	20,021
20,000	6.40%, 9/27/05	20,049
75,000	6.54%, 10/3/05	75,234
7,500,000	3.73%*, 10/7/05	7,501,102
1,845,000	3.51%*, 10/21/05	1,844,901
2,000,000	3.25%*, 12/9/05	1,999,759
5,000,000	3.45%*, 1/9/06	4,999,338
1,000,000	2.30%, 1/20/06	997,218
900,000	2.00%, 1/30/06	894,163
10,000,000	3.43%*, 2/6/06	9,998,181
20,000,000	3.54%*, 5/9/06	19,998,650

		48,348,616

Federal Farm Credit Bank (7.2%):
10,000	2.50%, 10/11/05	9,996
520,000	2.40%, 10/27/05	519,595
190,000	6.50%, 11/22/05	191,473
885,000	2.63%, 12/15/05	884,084
250,000	6.02%, 12/19/05	252,211
100,000	2.38%, 12/23/05	99,798
20,000,000	3.40%*, 6/1/06	19,999,999

		21,957,156

Federal Home Loan Bank (11.8%):
150,000	5.33%, 9/22/05	150,217
120,000	5.26%, 9/23/05	120,178
275,000	5.08%, 10/14/05	275,729
30,000	6.23%, 10/25/05	30,145
4,000,000	2.51%, 11/4/05	4,000,000
10,000	2.07%, 11/10/05	9,983
1,400,000	6.50%, 11/15/05	1,408,610
100,000	6.50%, 11/29/05	100,871
175,000	1.60%, 12/30/05	174,261

Principal Amount	Security Description	Amortized Cost
U.S. Government Agencies, continued:
Federal Home Loan Bank, continued:
$15,000,000	3.52%*, 3/1/06	$15,000,000
15,000,000	3.68%*, 7/21/06	15,000,000

		36,269,994

Freddie Mac (4.8%):
100,000	6.42%, 10/3/05	100,316
2,355,000	2.01%, 10/6/05	2,352,103
200,000	2.30%, 11/7/05	199,746
4,500,000	2.46%, 11/14/05	4,495,857
4,000,000	2.75%, 12/12/05	4,000,000
3,713,000	2.25%, 2/17/06	3,697,074

		14,845,096

Total U.S. Government Agencies (Cost $121,420,863)		121,420,862

Repurchase Agreements (39.8%):
50,000,000	Deutsche Bank, 3.57%, 9/1/05 (Purchased on 8/31/05, proceeds at maturity $50,004,958, collateralized by U.S. Government Agency Securities (0.00% - 4.88%), (9/30/05 - 2/9/15), fair value $51,000,107)	50,000,000
16,947,937	JP Morgan Chase & Co., 3.55%, 9/1/05 (Purchased on 8/31/05, proceeds at maturity $16,949,609, collateralized by U.S. Government Agency Securities (0.00% - 5.95%), (1/19/06 - 4/23/14), fair value $17,287,757)	16,947,937
20,000,000	Morgan Stanley Dean Witter & Co., 3.56%, 9/1/05 (Purchased on 8/31/05, proceeds at maturity $20,001,978, collateralized by U.S. Government Agency Securities (3.00% - 6.63%), (11/22/06 - 9/15/09), fair value $20,400,139)	20,000,000
35,000,000	UBS Warburg, 3.54%, 9/1/05 (Purchased on 8/31/05, proceeds at maturity $35,003,442, collateralized by U.S. Government Agency Securities (0.00% - 7.40%), (9/7/05 - 10/30/14), fair value $35,700,952)	35,000,000

Total Repurchase Agreements (Cost $121,947,937)		121,947,937

Total Investments (Cost $307,273,040)(a)—100.1%		307,273,040
Liabilities in excess of other assets—(0.1)%		(204,078)

Net Assets—100.0%		$307,068,962

Continued

AMERICAN PERFORMANCE FUNDS

Institutional Cash Management Fund

Schedule of Portfolio Investments, Continued

August 31, 2005

See notes to financial statements.

(a)	Cost and value for federal income tax and financial reporting purposes are the same.

(b)	Illiquid security. Represents a restricted security, purchased under Rule 144A, Section 4(2), which is exempt from registration under the Securities Act of 1933, as amended.

Issue Description	Acquisition Date	Cost	Value per Share	Percent of Fund Net Assets
Fortis Funding, 3.55%, 9/21/05	8/25/2005	$9,973,450	$1.00	3.25%

*	Variable rate investments. The rate presented on the Schedule of Portfolio Investments is the rate in effect at August 31, 2005. The date presented reflects the next rate change date. For 2a-7 purposes, the maturity date is considered the next put date or variable interest rate change date and not the final maturity date that is presented.

**	The rate presented is the effective yield at purchase.

AMERICAN PERFORMANCE FUNDS

Institutional Tax-Free Money Market Fund

Schedule of Portfolio Investments

August 31, 2005

Shares or Principal Amount	Security Description	Amortized Cost
Municipal Bonds (97.7%):
Alabama (4.6%):
$12,000,000	Montgomery Industrial Pollution Control Revenue, 2.33%*, 5/1/21	$12,000,000

Colorado (2.7%):
7,000,000	University of Colorado Hospital Authority Revenue, 2.36%*, 11/15/35, Enhanced by: LOC	7,000,000

Dist of Columbia (2.3%):
5,995,000	District of Columbia Revenue, 2.36%*, 10/1/30, Enhanced by: LOC	5,995,000

Florida (9.3%):
7,000,000	Jacksonville Health Facility, 2.45%, 9/15/05	7,000,000
5,500,000	Peninsula Ports Authority, 2.55%, 10/12/05	5,500,000
4,728,000	Florida Municipal Power Agency Revenue, 2.65%, 11/21/05	4,728,000
7,000,000	Palm Beach County, 2.49%*, 8/1/27, Insured by: FSA	7,000,000

		24,228,000

Georgia (11.7%):
9,800,000	Metro Atlanta Rapid Transportation Authority Revenue, 2.65%, 10/7/05	9,800,000
7,800,000	Bacon Industrial Building Authority Revenue, 2.54%*, 9/1/24, Enhanced by: LOC	7,800,000
7,000,000	Richmond County Hospital Authority Revenue, 2.36%*, 1/1/25, Enhanced by: LOC	7,000,000
6,215,000	Athens-Clarke County University Development Revenue, 2.49%*, 4/1/31, Enhanced by: LOC	6,215,000

		30,815,000

Illinois (6.9%):
3,600,000	Mundelein Industrial Development Revenue, 2.40%*, 1/1/06, Enhanced by: LOC	3,600,000
7,500,000	Educational Facilities Authority Revenue, Elmhurst College, 2.40%*, 3/1/33, Enhanced by: LOC	7,500,000
7,000,000	Quincy Illinois Revenue, Blessing Hospital Project, 2.40%*, 11/15/33, Enhanced by: LOC	7,000,000

		18,100,000

Shares or Principal Amount	Security Description	Amortized Cost
Municipal Bonds, continued:
Indiana (2.7%):
$7,000,000	Mount Vernon Pollution Control & Solid Waste Disposal Revenue, 2.33%*, 12/1/14	$7,000,000

Kentucky (3.1%):
8,000,000	Jeffersontown Lease Program Revenue, 2.71%*, 3/1/30, Enhanced by: LOC	8,000,000

Massachusetts (2.7%):
7,000,000	Massachusetts Water Revenue, 2.65%, 10/13/05	7,000,000

Michigan (5.7%):
3,009,000	Michigan State Strategic Fund, Solid Waste Disposal, Grayling Generating Project, AMT, 2.39%*, 1/1/14, Enhanced by: LOC	3,009,000
5,900,000	Detroit Sewer Disposal Revenue, 2.53%*, 7/1/27, Insured by: FSA	5,900,000
6,000,000	Michigan State Hospital Finance Authority Revenue, 2.48%*, 12/1/30, Insured by: AMBAC	6,000,000

		14,909,000

Minnesota (2.7%):
7,000,000	Minneapolis Revenue, Guthrie Theater Project, 2.50%*, 10/1/23, Enhanced by: LOC	7,000,000

Missouri (4.4%):
3,000,000	Missouri State Highways & Transportation Revenue, 2.35%*, 5/1/15, Enhanced by: LOC	3,000,000
3,000,000	Missouri State Health & Educational Facilities Authority Revenue, Assemblies of God College, 2.50%*, 5/1/26, Enhanced by: LOC	3,000,000
5,600,000	Kansas City Municipal Assistance Corporate Revenue, 2.34%*, 4/15/34, Insured by: AMBAC	5,600,000

		11,600,000

Nevada (2.6%):
6,900,000	Clark County, Airport Revenue, Sub Lien, Series B, AMT, 2.40%*, 7/1/28, Insured by: MBIA	6,900,000

New York (2.7%):
7,000,000	New York State Housing Finance Agency Revenue, 2.38%*, 5/15/33, Insured by: Fannie Mae	7,000,000

Continued

AMERICAN PERFORMANCE FUNDS

Institutional Tax-Free Money Market Fund

Schedule of Portfolio Investments, Continued

August 31, 2005

Shares or Principal Amount	Security Description	Amortized Cost
Municipal Bonds, continued:
Pennsylvania (5.0%):
$7,000,000	Philadelphia School District, 5.00%, 10/1/05, Insured by: MBIA	$7,012,567
6,000,000	Washington County Authority Lease Revenue, 2.38%*, 12/15/18, Enhanced by: LOC	6,000,000

		13,012,567

Texas (7.0%):
6,000,000	Bexar County Municipal Water District Revenue, 2.40%, 9/8/05	6,000,000
6,250,000	Brownsville Utility Revenue, 2.67%, 11/10/05, Enhanced by: LOC	6,250,000
6,000,000	Midlothian Industrial Development Corporate Pollution Control Revenue, 2.34%*, 12/1/09, Enhanced by: LOC	6,000,000

		18,250,000

Washington (7.3%):
6,400,000	Washington State Public Power Supply Systems Nuclear Project No. 1 Revenue, 2.35%*, 7/1/17, Enhanced by: LOC	6,400,000
5,515,000	Washington State Housing Finance Commission Multifamily Revenue, 2.60%*, 2/1/28, Enhanced by: LOC	5,515,000
7,000,000	Washington State Health Care Facilities Authority, National Healthcare Research & Education Revenue, 2.40%*, 1/1/32, Enhanced by: LOC	7,000,000

		18,915,000

Shares or Principal Amount	Security Description	Amortized Cost
Municipal Bonds, continued:
West Virginia (5.8%):
$8,000,000	West Virginia Public Energy Revenue, 2.47%, 9/8/05	$8,000,000
7,000,000	West Virginia State Parkways Economic Development & Tourism Authority, 2.34%*, 5/1/19, Insured by: FGIC	7,000,000

		15,000,000

Wisconsin (3.1%):
8,000,000	State Health & Educational Facilities Authority Revenue, 2.50%*, 8/15/16, Enhanced by: LOC	8,000,000

Wyoming (5.4%):
8,000,000	Sweetwater County Pollution, 2.36%*, 7/1/15, Enhanced by: LOC	8,000,000
6,000,000	Lincoln County Pollution Control Revenue, Exxon Project, 2.30%*, 8/1/15	6,000,000

		14,000,000

Total Municipal Bonds (Cost $254,724,567)		254,724,567

Investment Companies (2.3%):
5,986,687	Goldman Sachs Tax-Free Fund	5,986,687
7,412	SEI Tax-Exempt Institutional Trust	7,412

Total Investment Companies (Cost $5,994,099)		5,994,099

Total Investments (Cost $260,718,666)(a)—100%		260,718,666
Other assets in excess of liabilities—0.0%		116,312

Net Assets—100.0%		$260,834,978

(a)	Cost and value for federal income tax and financial reporting purposes are the same.

*	Represents variable rate investments. The rate presented on the Schedule of Portfolio Investments is the rate in effect at August 31, 2005. The date presented reflects the maturity date.

AMBAC—American Municipal Bond Assurance Corp.

AMT—Alternative Minimum Tax

FGIC—Financial Guaranty Insurance Corp.

FSA—Financial Security Assurance

LOC—Line of Credit

MBIA—Municipal Bond Insurance Association

See notes to financial statements.

AMERICAN PERFORMANCE FUNDS

Intermediate Tax-Free Bond Fund

Schedule of Portfolio Investments

August 31, 2005

Shares or Principal Amount	Security Description	Value
Municipal Bonds (98.3%):
Alabama (5.0%):
$475,000	Birmingham Alabama Refunding & Capital Improvement, GO, Series B, 3.13%, 12/1/08, Insured by: AMBAC	$475,831
450,000	Huntsville Alabama, Water System Revenue, 4.70%, 11/1/13, Callable 11/1/08 @ 101*	469,103
500,000	Montgomery Educational Building Facilities Authority Revenue, Faulkner University Project, 4.95%, 10/1/14, Callable 10/1/08 @ 102*, Insured by: MBIA	534,515

		1,479,449

Alaska (1.7%):
500,000	Alaska State Housing Financial Corp., Series A, 6.10%, 12/1/06, Insured by: GO of Corporation	517,495

Arizona (0.1%):
15,000	Phoenix Arizona, GO, Series A, 4.50%, 7/1/16, Callable 7/1/08 @ 101*	15,419

Arkansas (3.1%):
30,000	Fountain Hill School District, Arkansas Ashley County, GO, 3.50%, 6/1/07, Insured by: State Aid	30,302
425,000	Jonesboro Arkansas City, Water Public Utility System, 2.50%, 11/15/05, Insured by: AMBAC	424,788
455,000	Sheridan Arkansas School District No. 37, GO, 4.50%, 2/1/14, Callable 8/1/08 @ 100*, Insured by: AMBAC	467,335

		922,425

California (0.7%):
10,000	Forestville Caliornia University School District, GO, 5.00%, 8/1/11, Insured by: FSA	10,966
15,000	Metropolitan Water District, Southern California Waterworks Revenue, 5.00%, 7/1/18, Callable 1/1/08 @ 101*	15,856
10,000	Morgan Hill California University School District, GO, 5.00%, 8/1/12, Callable 8/1/11 @ 101*, Insured by: FGIC	10,969

Shares or Principal Amount	Security Description	Value
Municipal Bonds, continued:
California, continued:
$105,000	Pomona California Public Financing Authority Revenue, 5.00%, 2/1/24, Callable 2/1/08 @ 102*, Insured by: MBIA	$110,521
15,000	San Bernardino County California Transportation Authority, Series A, 4.88%, 3/1/10, Callable 3/1/08 @ 101*, Insured by: FSA	15,782
25,000	San Diego California Public Facilities Financing Authority Revenue, Series A, 4.38%, 9/2/12, Callable 9/2/09 @ 101*, Insured by: AMBAC	26,076
10,000	San Mateo County California Transportation District, 4.75%, 6/1/16, Callable 6/1/08 @ 101*, Insured by: MBIA	10,456
10,000	West Contra Costa California University School District, GO, 5.00%, 8/1/15, Callable 8/1/09 @ 101*, Insured by: FGIC	10,733

		211,359

Florida (0.6%):
25,000	Florida Municipal Loan Council Revenue, 4.50%, 4/1/13, Callable 4/1/09 @ 101*, Insured by: MBIA	26,034
120,000	Miami-Dade County Florida Public Facilities Revenue, Jackson Memorial Hospital, 5.00%, 6/1/18, Callable 6/1/08 @ 101*, Insured by: FSA	126,120
20,000	West Palm Beach Florida, Utility System Revenue, 3.50%, 10/1/12, Callable 10/1/10 @ 100*, Insured by: FSA	20,106

		172,260

Georgia (0.2%):
25,000	Coweta County Georgia Development Authority Revenue, 5.13%, 1/1/17, Callable 1/1/10 @ 101*, Insured by: AMBAC	26,939
20,000	Dalton-Whitfield County Georgia Hospital Authority Revenue, 5.25%, 7/1/13, Callable 10/31/05 @ 101*, Insured by: MBIA	20,141

		47,080

Continued

AMERICAN PERFORMANCE FUNDS

Intermediate Tax-Free Bond Fund

Schedule of Portfolio Investments, Continued

August 31, 2005

Shares or Principal Amount	Security Description	Value
Municipal Bonds, continued:
Hawaii (1.7%):
$500,000	Hawaii State, GO, 5.13%, 2/1/07, Insured by: FGIC	$515,200

Illinois (8.7%):
400,000	Chicago Park District, GO, Series A, 5.25%, 11/15/12, Callable 11/15/08 @ 100*, Insured by: MBIA	424,588
250,000	Chicago Project & Referendum, GO, Series B, 5.13%, 1/1/13, Callable 1/1/06 @ 102*, Insured by: FGIC	256,913
500,000	Illinois Development Finance Authority, Pollution Control Revenue, 5.70%, 1/15/09, Insured by: AMBAC	538,109
250,000	Illinois Health Facilities Authority Revenue, Series A, 5.50%, 2/15/15, Callable 2/15/11 @ 101*	275,653
285,000	Joliet Illinois Waterworks & Sewage Revenue, Series A, 5.00%, 1/1/14, Callable 1/1/12 @ 100*, Insured by: AMBAC	309,083
215,000	Kane County Illinois School District No. 129 Aurora West Side, GO, Series B, 4.70%, 2/1/15, Callable 2/1/12 @ 100*, Insured by: FGIC	227,388
15,000	University Illinois Certificates, 4.25%, 10/1/09, Insured by: AMBAC	15,575
500,000	Will County School District No. 122, GO, Series B, 5.10%, 11/1/15, Callable 11/1/11 @ 100*, Insured by: FGIC	543,714

		2,591,023

Indiana (3.6%):
500,000	Blackford County, Indiana School Building Corp., 5.10%, 1/15/16, Callable 7/15/06 @ 101*, Insured by: AMBAC	513,435
10,000	East Chicago Indiana Multiple School Building Corp., 5.40%, 7/15/12, Callable 7/15/08 @ 101*, Insured by: AMBAC	10,692
500,000	South Bend Water Works Revenue, 4.75%, 1/1/12, Callable 1/1/13 @ 101*, Insured by: FSA	507,835
20,000	Warren Township Indiana School Building Corp., 5.00%, 7/5/14, Callable 7/5/08 @ 101*, Insured by: FSA	21,136

		1,053,098

Shares or Principal Amount	Security Description	Value
Municipal Bonds, continued:
Iowa (0.3%):
$50,000	Iowa City Sewer Revenue, 4.10%, 7/1/12, Callable 7/1/10 @ 100*, Insured by: FSA	$51,501
25,000	Iowa City Water Revenue, 4.75%, 7/1/12, Callable 7/1/08 @ 100*, Insured by: FGIC	25,890

		77,391

Kansas (0.9%):
250,000	University Kansas Hospital Authority Health Facilities Revenue, 5.70%, 9/1/20, Callable 9/1/09 @ 100*, Insured by: AMBAC	271,433

Kentucky (1.0%):
5,000	Campbell & Kenton Counties Sanitary District Revenue, Series A, 5.00%, 8/1/17, Callable 8/1/11 @ 101*, Insured by: FSA	5,428
10,000	Kentucky State Turnpike Authority Economic Development Road Revenue, 5.15%, 7/1/19, Callable 7/1/11 @ 100*, Insured by: FSA	10,858
285,000	Northern Kentucky Water District Revenue, Series B, 3.50%, 2/1/07, Insured by: FSA	287,403

		303,689

Louisiana (1.9%):
10,000	Bossier City Louisiana Public Improvement Sales and Use Tax Revenue, 3.65%, 11/1/08, Insured by: AMBAC	10,164
500,000	Louisiana Public Facilities Authority, 5.45%, 2/1/13, Callable 8/1/07 @ 100*, Insured by: AMBAC	521,429
25,000	Orleans Parish Louisiana Parishwide School District, GO, 4.80%, 9/1/09, Callable 3/1/06 @ 100*, Insured by: FGIC	25,218

		556,811

Maine (1.3%):
380,000	Maine Municipal Bond Bank Revenue, Series A, 4.00%, 11/1/15, Callable 11/1/13 @ 100*	387,877

Massachusetts (0.0%):
5,000	Massachusettes State Water Reserve Authority Revenue, Series B, 4.00%, 12/1/18, Callable 12/1/05 @ 100*, Insured by: MBIA	5,002

Continued

AMERICAN PERFORMANCE FUNDS

Intermediate Tax-Free Bond Fund

Schedule of Portfolio Investments, Continued

August 31, 2005

Shares or Principal Amount	Security Description	Value
Municipal Bonds, continued:
Michigan (7.0%):
$25,000	Kenowa Hills Michigan Public Schools, GO, 5.60%, 5/1/09, Callable 5/1/06 @ 100*, Insured by: MBIA	$25,463
600,000	Lake Orion Michigan Community School District, GO, 5.00%, 5/1/16, Callable 5/1/12 @ 100*, Insured by: Q-SBLF.	650,106
600,000	Michigan State Building Authority Revenue, Series I, 4.75%, 10/15/15, Callable 10/15/09 @ 100*	637,014
400,000	Novi Michigan Special Assessment, 4.75%, 10/1/14, Callable 10/1/08 @ 100*, Insured by: AMBAC	415,908
25,000	Ottawa County Michigan, GO, 5.05%, 8/1/14, Callable: 8/1/08 @ 100*	26,234
300,000	Taylor Michigan Financing Authority, 4.50%, 5/1/11, Callable 5/1/08 @ 100*, Insured by: FSA	309,105

		2,063,830

Minnesota (0.4%):
110,000	Burnsville Minnesota Independent School District No. 191, GO, Series A, 4.88%, 2/1/09, Callable 2/1/06 @ 100*, Insured by: Student Credit Program	110,868
10,000	Minneapolis & St. Paul Minnesota Housing & Redevelopment Authority, 4.75%, 11/15/18, Callable 11/15/05 @ 100*, Insured by: AMBAC	10,028

		120,896

Mississippi (0.2%):
60,000	Mississippi Development Bank, Special Obligation Revenue, Series B, 5.55%, 7/1/16, Callable 7/1/10 @ 100*, Insured by: FSA	65,786

Missouri (0.3%):
10,000	Chesterfield Missouri, GO, 5.00%, 2/15/14, Callable: 2/15/08 @ 100*	10,422
25,000	Missouri State Health & Education Facilities Authority Revenue, Washington University, 5.00%, 6/15/21, Callable 6/15/09 @ 100*	26,219

Shares or Principal Amount	Security Description	Value
Municipal Bonds, continued:
Missouri, continued:
$10,000	Missouri State Health & Educational Facilities Authority Revenue, Rockhurst High School, 4.60%, 6/1/08, Continuously Callable @ 100*, Insured by: Allied Irish Bank	$10,010
5,000	St. Joseph Hospital Jackson County Revenue, 7.50%, 6/1/10, Continuously Callable @ 100*(b)	5,054
5,000	St. Louis Missouri Municipal Finance Corp., 5.40%, 2/15/12, Callable 2/15/06 @ 102*, Insured by: AMBAC	5,154
20,000	Stone County Missouri Reorganization School District No. 4, GO, 4.95%, 3/1/13, Callable 3/1/08 @ 100*, Insured by: State Aid	20,825
10,000	Wentzville Missouri School District No. 4, GO, 4.70%, 3/1/11, Callable 3/1/08 @ 100*, Insured by: FSA	10,408

		88,092

Nebraska (0.1%):
10,000	Lincoln Nebraska, GO, 3.45%, 6/15/15, Callable 6/15/13@100*	9,923
20,000	Sarpy County Nebraska, GO, 4.70%, 4/1/06	20,125

		30,048

Nevada (1.7%):
500,000	Las Vegas Downtown Redevelopment Agency, 5.40%, 6/1/07, Callable 6/1/06 @ 100.50*, Insured by: FSA	505,925

New Mexico (0.8%):
235,000	Aztec New Mexico School District, GO, 3.60%, 10/1/10, Insured by: FGIC	238,986

New York (0.1%):
5,000	Farmingdale New York University Free School District, GO, 5.00%, 8/1/06, Callable 2/1/06 @ 100*, Insured by: FGIC	5,045
25,000	New York City Transport Authority Revenue, 5.40%, 1/1/18, Insured by: FSA	28,483

Continued

AMERICAN PERFORMANCE FUNDS

Intermediate Tax-Free Bond Fund

Schedule of Portfolio Investments, Continued

August 31, 2005

Shares or Principal Amount	Security Description	Value
Municipal Bonds, continued:
New York, continued:
$5,000	New York State Urban Development Corp. Revenue, Series B, 4.75%, 1/1/28, Callable 1/1/09 @ 101*, ETM	$5,327

		38,855

Ohio (0.1%):
10,000	Alliance Ohio Water Works, 5.00%, 11/15/20, Callable 11/15/08 @ 101*, Insured by: MBIA	10,540
15,000	North Olmsted Ohio, GO, 4.90%, 12/1/05, Insured by: AMBAC	15,079

		25,619

Oklahoma (11.5%):
150,000	Broken Arrow Oklahoma Municipal Authority, Northeastern State University Project, 4.40%, 5/1/08, Callable 5/1/06 @ 100*, Insured by: AMBAC	151,274
765,000	Edmond Oklahoma Public Works Authority Utility Revenue, 5.00%, 7/1/15, Callable 7/1/08 @ 100*, Insured by: MBIA	800,082
200,000	Edmond Oklahoma Public Works Authority Utility Revenue, 5.60%, 7/1/19, Callable 7/1/09 @ 100*	216,802
35,000	Grand River Dam Authority Revenue, 5.75%, 6/1/06, Insured by: FSA	35,752
300,000	Oklahoma City Oklahoma, GO, 3.63%, 3/1/10	304,926
500,000	Oklahoma City Water Utilities Revenue, Series A, 5.00%, 7/1/16, Callable 7/1/09 @ 100*	531,835
50,000	Oklahoma County Independant School District 89, GO, 4.50%, 2/1/09, Insured by: FGIC	52,280
190,000	Oklahoma Development Finance Authority Revenue, 5.63%, 7/1/16, Callable 7/1/06 @ 102*, Insured by: AMBAC	197,917
50,000	Oklahoma State Turnpike Authority, 5.00%, 1/1/15, Callable 1/1/09 @ 100*, Insured by: FGIC	52,757
285,000	Oklahoma University Board of Regents, Series A, 5.50%, 6/1/16, Callable 6/1/11 @ 100*, Insured by: MBIA	315,848

Shares or Principal Amount	Security Description	Value
Municipal Bonds, continued:
Oklahoma, continued:
$250,000	Tulsa County Oklahoma Independent School District No. 001, GO, 3.00%, 4/1/09, Insured by: FSA	$249,238
15,000	Tulsa Oklahoma Industrial Authority Revenue, 6.50%, 4/1/07, Continuously Callable @ 100*, ETM	15,512
150,000	University of Oklahoma Revenue, 3.70%, 6/1/13, Insured by: MBIA	151,557
335,000	University of Oklahoma Revenue, Tulsa Campus, 3.80%, 1/1/12, Insured by: MBIA	344,105

		3,419,885

Oregon (0.0%):
5,000	Albany Oregon, GO, 4.25%, 3/1/10, Callable 3/1/09 @ 100*, Insured by: FGIC	5,194

Pennsylvania (4.1%):
50,000	Delaware County Pennsylvania, GO, 5.13%, 10/1/13, Callable 10/1/09 @ 100*	53,458
10,000	Delaware County Pennsylvania Authority Health Care Revenue, 5.38%, 11/15/23, Callable 11/15/05 @ 100*, ETM(b)	10,150
25,000	Downingtown Pennsylvania Area School District, GO, 3.90%, 3/1/10, Callable 3/1/08 @ 100*, Insured by: FGIC	25,429
500,000	Harrisburg Pennsylvania Authority Recovery Facilities Revenue, Series A, 5.00%, 9/1/12, Callable 9/1/08 @ 101*, Insured by: FSA	532,660
20,000	Jefferson-Morgan School District, GO, Series A, 4.00%, 10/1/07, Callable 10/1/06 @ 100*, Insured by: FSA	20,211
250,000	Lackawanna County Pennsylvania, GO, Series A, 4.80%, 1/1/13, Callable 1/1/09 @ 100*, Insured by: FGIC	261,235
25,000	Muhlneberg Pennsylvania School District, GO, 4.10%, 2/15/11, Callable 2/15/07 @ 100*, Insured by: FGIC	25,290
250,000	New Hope Solebury Pennsylvania School District, GO, 4.00%, 8/15/08, Callable 2/15/06 @ 100*, Insured by: State Aid	251,045

Continued

AMERICAN PERFORMANCE FUNDS

Intermediate Tax-Free Bond Fund

Schedule of Portfolio Investments, Continued

August 31, 2005

Shares or Principal Amount	Security Description	Value
Municipal Bonds, continued:
Pennsylvania, continued:
$25,000	Plumstead Township Pennsylvania, GO, 4.25%, 12/15/12, Callable 12/15/07 @ 100*, Insured by: AMBAC	$25,737

		1,205,215

Puerto Rico (0.0%):
5,000	Puerto Rico Housing Financial Authority Revenue, 2.00%, 12/1/06, Insured by: HUD	4,918

Rhode Island (0.2%):
60,000	Providence Rhode Island, GO, 5.45%, 1/15/10, Callable 1/15/07 @ 101*, Insured by: FSA	62,492

South Carolina (2.6%):
250,000	Pickens County South Carolina School District, GO, 2.25%, 3/1/06, Insured by: FGIC	249,093
500,000	South Carolina Transportation Infrastructure Bank Revenue, Series A, 4.45%, 10/1/13, Callable 10/1/08 @ 101*, Insured by: MBIA	517,605

		766,698

Tennessee (0.3%):
25,000	Jackson Tennesse Hospital Revenue, 5.50%, 4/1/10, Callable 4/1/05 @ 102*, Insured by: AMBAC	25,549
50,000	Tennessee State, GO, 5.25%, 5/1/13, Callable 5/1/07 @ 101.5*	52,597

		78,146

Texas (27.6%):
275,000	Allen Texas Independent School District, GO, 3.00%, 2/15/10, Insured by: PSF-GTD	271,640
25,000	Austin Texas, GO, 5.00%, 8/1/12, Callable 8/1/07 @ 100*, Insured by: PSF-GTD	25,956
50,000	Bay City Texas Independent School District, GO, 4.80%, 2/15/14, Callable 2/15/08 @ 100*, Insured by: PSF-GTD	51,764
30,000	Baytown Texas, GO, 4.75%, 2/1/11, Callable 8/1/08 @ 100*	31,170
275,000	Brazos River Authority Revenue, 5.13%, 5/1/19, Callable 5/1/08 @ 102*, Insured by: AMBAC	292,446

Shares or Principal Amount	Security Description	Value
Municipal Bonds, continued:
Texas, continued:
$75,000	Clear Brook City Texas Municipal Utilites District, 5.13%, 2/1/26, Callable 2/1/11 @ 100*, Insured by: FGIC	$78,635
55,000	Conroe Texas Independent School District, GO, 4.90%, 2/15/17, Callable 2/15/08 @ 100*, Insured by: PSF-GTD	57,468
95,000	Conroe Texas Independent School District, GO, 4.90%, 2/15/17, Callable 2/15/08 @ 100*, Insured by: PSF-GTD	98,501
525,000	Corpus Christi Texas Independent School District, 3.20%, 8/15/10, Insured by: PSF-GTD	523,156
100,000	Corpus Christi Texas Utilities System Revenue, 3.00%, 7/15/09, Insured by: FSA	99,365
100,000	Corpus Christi Texas Utilities System Revenue, 3.00%, 7/15/10, Insured by: FSA	98,644
100,000	Corpus Christi Texas Utilities System Revenue, 4.00%, 7/15/11, Insured by: FSA	103,371
500,000	Dallas Texas Independent School District, GO, 4.50%, 8/15/14, Callable 8/15/09 @ 100*, Insured by: PSF-GTD	516,724
165,000	Del Rio Texas, GO, Series B, 4.50%, 7/1/16, Callable 7/1/12 @ 100*, Insured by: AMBAC	171,785
10,000	Del Valle Texas Independent School District, GO, 5.00%, 2/1/11, Callable 2/1/07 @ 100*, Insured by : PSF-GTD	10,290
135,000	Fort Bend Texas Independent School District, GO, 5.13%, 8/15/22, Callable 8/15/10 @ 100*, Insured by: PSF-GTD	143,824
25,000	Harris County Texas, GO, 5.13%, 8/15/17, Callable 8/15/07 @ 101*, Insured by: MBIA	26,174
100,000	Houston, Texas, GO, 4.75%, 3/1/17, Callable 3/1/09 @ 100*, Insured by: MBIA	103,750
400,000	Houston, Texas, GO, 4.75%, 3/1/17, Callable 3/1/09 @ 100*, Insured by: MBIA	422,236

Continued

AMERICAN PERFORMANCE FUNDS

Intermediate Tax-Free Bond Fund

Schedule of Portfolio Investments, Continued

August 31, 2005

Shares or Principal Amount	Security Description	Value
Municipal Bonds, continued:
Texas, continued:
$500,000	Hurst Euless Bedford Texas Independent School District, GO, 4.70%, 8/15/13, Callable 8/15/08 @ 100*, Insured by: PSF-GTD	$515,465
500,000	Katy Independent School District, GO, Series A, 4.80%, 2/15/14, Callable 2/15/08 @ 100*, Insured by: PSF-GTD	517,639
215,000	Lubbock Texas Independent School District, GO, 4.50%, 2/15/16, Callable 2/15/12 @ 100*, Insured by: PSF-GTD	223,415
40,000	McKinney Texas, GO, 4.70%, 8/15/14, Callable 2/15/09 @ 100*, Insured by: FSA	41,345
30,000	Mesquite Texas, GO, 5.00%, 8/15/12, Callable 8/15/07 @100*, Insured by: PSF-GTD	31,056
40,000	Mission Texas Construction Independent School District, GO, 5.00%, 2/15/16, Callable 2/15/08 @ 100*, Insured by: PSF-GTD	41,909
10,000	Montgomery County Texas Municipal Utility District No. 46, GO, 3.00%, 3/1/09, Insured by: FGIC	9,952
10,000	Northside Texas Independent School District, GO, 5.00%, 2/15/23, Callable 2/15/11 @ 100*, Insured by: PSF-GTD	10,637
550,000	Pflugerville Texas, 4.75%, 8/1/20, Callable 8/1/13 @ 100*, Insured by: FGIC	575,838
350,000	Port Arthur Texas Naval District, GO, 4.88%, 3/1/17, Callable 3/1/08 @ 100*, Insured by: AMBAC	362,530
260,000	Port Houston Authority Texas Harris County, GO, Series A, 3.75%, 10/1/11	265,171
50,000	Red River Authority Texas Polution Control, 5.20%, 7/1/11, Callable 7/1/06 @ 101.50*, Insured by: AMBAC	51,092
50,000	San Patricio Texas, Municipal Water District, 4.75%, 7/10/13, Callable 7/10/09 @ 100*, Insured by: FSA	52,376
500,000	Texas State, GO, 5.00%, 10/1/15, Callable 4/1/08 @ 100*	522,004

Shares or Principal Amount	Security Description	Value
Municipal Bonds, continued:
Texas, continued:
$265,000	Texas State, GO, Series B, 5.13%, 10/1/15, Callable: 10/1/08 @ 101*	$282,180
100,000	Texas State Public Finance Authority, Series B, 4.80%, 2/1/16, Callable 2/1/09 @ 100*	105,612
30,000	Texas State Turnpike Authority, 5.00%, 1/1/25, Callable 1/1/06 @ 102*, Insured by: FGIC	30,620
200,000	Texas State University System, 5.00%, 3/15/20, Callable 3/15/12 @ 100*, Insured by: FSA	213,896
400,000	Tomball Independent School District, GO, 4.75%, 2/15/16, Callable 2/15/09 @ 100*	414,816
350,000	University of Texas Revenue, 4.38%, 8/15/10, Callable 8/15/07 @ 100*	359,643
400,000	Wichita Falls Texas Independent School, GO, 4.30%, 2/1/11, Callable 2/1/08 @ 100*, Insured by: PSF-GTD	408,880

		8,162,975

Utah (1.9%):
250,000	Utah State, GO, Series A, 5.00%, 7/1/12, Callable 7/1/08 @ 100*, ETM	263,475
300,000	Washington County Utah School District, GO, 3.00%, 3/1/10, Insured by: SBG	296,511

		559,986

Washington (4.1%):
300,000	Seattle Drain & Wastewater Revenue, 5.00%, 11/1/17, Callable 11/1/11 @ 100*, Insured by: FGIC	324,579
500,000	Washington State Health Care Facilities Authority Revenue, 5.13%, 12/1/12, Callable 12/1/07 @ 101*, Insured by: MBIA	524,505
350,000	Washington State Health Care Facilities Authority Revenue, 5.50%, 11/15/13, Callable 12/1/07 @ 101*, Insured by: AMBAC	376,096

		1,225,180

Continued

AMERICAN PERFORMANCE FUNDS

Intermediate Tax-Free Bond Fund

Schedule of Portfolio Investments, Continued

August 31, 2005

Shares or Principal Amount	Security Description	Value
Municipal Bonds, continued:
West Virginia (0.7%):
$10,000	Ohio County West Virginia Building Commission Revenue, 7.00%, 10/1/10, Callable 10/1/05 @ 100*(b)	$10,034
200,000	West Virginia State, Hospital Financial Authority Revenue, Series A, 3.50%, 6/1/10, Insured by: FSA	201,256

		211,290

Wisconsin (3.8%):
20,000	Appleton Wisconsin Storm Water System Revenue, 4.00%, 4/1/17, Callable 4/1/13 @ 100*, Insured by: MBIA	20,380
300,000	Kenosha County Wisconsin, GO, 3.85%, 10/1/09, Insured by: MBIA	304,074
250,000	Milwaukee County Wisconsin, GO, Series A, 5.00%, 10/1/14, Callable 10/1/11 @ 100*	270,738

Shares or Principal Amount	Security Description	Value
Municipal Bonds, continued:
Wisconsin, continued:
$500,000	Verona Wisconsin Area School District, GO, Series A, 4.50%, 11/1/11, Insured by: AMBAC	$532,059

		1,127,251

Total Municipal Bonds (Cost $28,241,165)		29,134,278

Investments in Affiliates (0.9%):
262,478	American Performance Tax Free Fund	262,478

Total Investments in Affiliates (Cost $262,478)		262,478

Total Investments (Cost $28,503,643)(a)—99.2%		29,396,756
Other assets in excess of liabilities—0.8%		232,951

Net Assets—100.0%		$29,629,707

(a)	Represents cost for financial reporting and federal income tax purposes and differs from fair value by net unrealized appreciation of securities as follows:

Unrealized appreciation	$925,049
Unrealized depreciation	(31,936)

Net unrealized appreciation	$893,113

(b)	Fair valued security.

*	Represents next call date. Additional subsequent call dates and amounts may apply to this security.

AMBAC—American Municipal Bond Assurance Corp.

ETM—Escrowed to Maturity

FGIC—Financial Guaranty Insurance Corp.

FSA—Financial Security Assurance

GO—General Obligation

HUD—U.S. Department of Housing and Urban Development

MBIA—Municipal Bond Insurance Association

PSF-GTD—Public School Fund Guaranteed

Q-SBLF—Qualified School Bond Loan Fund

SBG—Savings Bond Guaranteed

See notes to financial statements.

AMERICAN PERFORMANCE FUNDS

Short-Term Income Fund

Schedule of Portfolio Investments

August 31, 2005

Shares or Principal Amount	Security Description	Value
Asset Backed Securities(b)(c) (4.3%):
$1,460,234	ACLC Business Loan Receivables, Series 1998-1, Class A1I, 6.44%, 9/15/19	$1,448,370
1,882,138	ACLC Business Loan Receivables, Series 1998-2, Class A3, 6.69%, 4/15/20	1,806,853
1,219,671	ACLC Business Loan Receivables, Series 2000-1, Class A3F, 8.03%, 10/15/21	1,193,753
1,073,200	Atherton Franchisee Loan Funding, Series 1999-A, Class A2, 7.23%, 4/15/12	1,092,897
226,441	Atherton Franchisee Loan Funding, Series 1998-A, Class A2, 6.72%, 5/15/20	226,791
1,200,000	Atherton Franchisee Loan Funding, Series 1998-A, Class B, 6.85%, 5/15/20	1,096,033
1,055,172	Captec Franchise Trust, Series 2000-1, Class A1, 7.89%, 10/15/10	1,069,022
2,100,000	Captec Franchise Trust, Series 2000-1, Class A2, 8.16%, 6/15/13	1,876,382
2,048,775	Peachtree Franchise Loan LLC, Series 1999-A, Class A1, 6.68%, 1/15/21	2,092,068

Total Asset Backed Securities (Cost $11,294,474)		11,902,169

Mortgage Backed Securities (33.9%):
550,000	ABN AMRO Mortgage Corp., Series 2002-10, Class 1A6, 5.75%, 1/25/33	553,223
1,975,118	Bank of America Alternative Loan Trust, Series 2004-4, Class 4A1, 5.75%, 5/25/34	1,990,184
1,517,864	Bank of America Alternative Loan Trust, Series 2004-9, Class 2CB2, 5.50%, 10/25/34	1,535,550
1,275,060	Bank of America Morrtgage Securities, Series 2004-2, Class 5A1, 6.50%, 10/25/31	1,315,056
1,589,875	Bank of America Mortgage Securities, Series 2002-9, Class 2A1, 5.75%, 10/25/17	1,584,890
863,594	Bank of America Mortgage Securities, Series 2003-1, Class 2A4, 5.00%, 2/25/18	863,594

Shares or Principal Amount	Security Description	Value
Mortgage Backed Securities, continued:
$352,249	Bank of America Mortgage Securities, Series 2003-F, Class 2A1, 3.73%, 7/25/33	$347,068
589,630	Bank of America Mortgage Securities, Series 2004-2, Class 2A1, 5.25%, 3/25/34	593,201
1,215,793	Bank of America Mortgage Securities, Series 2005-2, Class 1A2, 5.50%, 4/25/35	1,228,947
286,521	Bear Stearns Adjustable Rate Mortgage Trust, Series 2004-6, Class 1A1, 4.66%**, 9/25/34	285,999
2,457,962	Cendant Mortgage Corporation, Series 2003-9, Class 1A6, 5.25%, 11/25/33	2,478,268
595,574	Chase Mortgage Finance Corp., Series 2003-S1, Class 2A1, 5.00%, 2/25/18	595,076
117,781	Chase Mortgage Finance Corp., Series 2003-S5, Class A4, 5.50%, 6/25/33	117,516
125,234	Chase Mortgage Finance Corp., Series 2003-S15, Class 1A1, 6.00%, 1/25/34	125,712
119,034	Citicorp Mortgage Securities, Inc., Series 2003-3, Class A4, 5.50%, 3/25/33	119,242
482,929	Citicorp Mortgage Securities, Inc., Series 2003-11, Class 2A3, 5.00%, 12/25/33	482,648
743,509	Citicorp Mortgage Securities, Inc., Series 2004-3, Class A9, 5.25%, 5/25/34	742,840
249,455	Countrywide Alternative Loan Trust, Series 2003-J1, Class 4A1, 6.00%, 10/25/32	248,345
1,018,128	Countrywide Alternative Loan Trust, Series 2004-16CB, Class 1A2, 5.50%, 7/25/34	1,021,699
1,991,697	Countrywide Home Loans, Series 2002-19, Class 2A4, 5.50%, 11/25/17	2,009,362
3,115,784	Countrywide Home Loans, Series 2002-21, Class A1, 5.75%, 11/25/17	3,129,061
63,101	Countrywide Home Loans, Series 2002-32, Class 2A3, 5.00%, 1/25/18	63,052

Continued

AMERICAN PERFORMANCE FUNDS

Short-Term Income Fund

Schedule of Portfolio Investments, Continued

August 31, 2005

Shares or Principal Amount	Security Description	Value
Mortgage Backed Securities, continued:
$663,486	Countrywide Home Loans, Series 2002-35, Class 4A3, 5.00%, 2/25/18	$667,849
1,490,059	Countrywide Home Loans, Series 2002-38, Class A2, 5.00%, 2/25/18	1,499,718
94,123	Countrywide Home Loans, Series 2002-31, Class A6, 4.50%, 1/25/33	93,389
427,760	Countrywide Home Loans, Series 2002-32, Class 1A4, 4.50%, 1/25/33	426,873
557,475	Countrywide Home Loans, Series 2002-J5, Class 1A14, 5.75%, 1/25/33	559,400
14,500	Countrywide Home Loans, Series 2003-1, Class 1A6, 4.75%, 3/25/33	14,468
353,665	Countrywide Home Loans, Series 2003-1, Class 1A10, 5.25%, 3/25/33	350,815
1,555,053	Countrywide Home Loans, Series 2003-14 Class A19, 5.00%, 6/25/33	1,553,272
311,011	Countrywide Home Loans, Series 2003-14,Class A2, 5.50%, 6/25/33	311,571
734,105	Countrywide Home Loans, Series 2004-1, Class A6, 5.50%, 2/25/34	736,074
626,200	Countrywide Home Loans, Series 2004-12, Class 12A1, 4.84%**, 8/25/34	626,552
485,020	Credit Suisse First Boston Mortgage Securities Corp, Series 2004-1, Class 5A1, 5.50%, 2/25/19	489,200
324,086	Credit Suisse First Boston Mortgage Securities Corp, Series 2003-10, Class 1A1, 5.50%, 5/25/33	323,835
653,025	Credit Suisse First Boston Mortgage Securities Corp., Series 2002-5, Class 2A1, 6.00%, 2/25/17	662,312
82,195	Credit Suisse First Boston Mortgage Securities Corp., Series 2002-34, Class 4A1, 5.50%, 11/25/17	82,296
1,087,563	Credit Suisse First Boston Mortgage Securities Corp., Series 2003-23, Class 8A1, 5.00%, 9/25/18	1,081,681

Shares or Principal Amount	Security Description	Value
Mortgage Backed Securities, continued:
$816,332	Credit Suisse First Boston Mortgage Securities Corp., Series 2003-AR2, Class 2A1, 4.89%**, 2/25/33	$809,656
234,815	Credit Suisse First Boston Mortgage Securities Corp., Series 2003-8, Class 5A1, 6.50%, 4/25/33	237,760
4,235,922	Credit Suisse First Boston Mortgage Securities Corp., Series 2003-23, Class 1A1, 5.50%, 10/25/33	4,207,033
930,984	Credit Suisse First Boston Mortgage Securities Corp., Series 2003-29, Class 7A1, 6.50%, 12/25/33	959,681
754,209	Credit Suisse First Boston Mortgage Securities Corp., Series 2004-1, Class 1A1, 5.75%, 2/25/34	758,079
755,905	Credit Suisse First Boston Mortgage Securities Corp., Series 2004-AR7, Class 2A1, 4.78%**, 11/25/34	757,021
600,512	Credit Suisse First Boston Mortgage Securities Corp., Series 2004-08, Class 1A2, 5.25%, 12/25/34	605,174
26,876	Equity One, Inc., Series 2004-1, Class AF2, 2.48%, 4/25/34	26,768
609,223	Fannie Mae, 5.50%, 1/1/06, Pool #816568	618,591
416,497	Fannie Mae, 6.00%, 1/1/06, Pool #816569	423,315
736,892	Fannie Mae, 6.50%, 2/1/06, Pool #816570	749,404
32,663	Fannie Mae, Series 1992-196, Class J, 6.00%, 11/25/07	32,958
2,927	Fannie Mae, Series 1993-18, Class PJ, 6.50%, 12/25/07	2,926
50,566	Fannie Mae, Series 1993-191, Class PJ, 6.00%, 10/25/08	51,520
368,057	Fannie Mae, Series 1999-1, Class K, 5.50%, 12/25/08	369,221
19,711	Fannie Mae, Series 2003-16, Class PA, 4.50%, 11/25/09	19,680
7,395	Fannie Mae, Series 2002-74, Class TB, 5.00%, 1/25/12	7,379
15,626	Fannie Mae, Series 2002-2, Class UB, 6.00%, 1/25/15	15,587
16,207	Fannie Mae, Series 2002-42, Class AB, 5.50%, 1/25/16	16,193
48,622	Fannie Mae, Series 2002-42, Class A, 6.00%, 1/25/16	48,595

Continued

AMERICAN PERFORMANCE FUNDS

Short-Term Income Fund

Schedule of Portfolio Investments, Continued

August 31, 2005

Shares or Principal Amount	Security Description	Value
Mortgage Backed Securities, continued:
$21,102	Fannie Mae, Series 2003-8, Class OA, 4.50%, 2/25/16	$21,061
243,650	Fannie Mae, Series 2003-24, Class BA, 4.00%, 4/25/17	240,752
2,667	Fannie Mae, Series 1991-108, Class J, 7.00%, 9/25/21	2,796
341,004	Fannie Mae, Series 1991-165, Class L, 7.50%, 12/25/21	350,559
12,801	Fannie Mae, Series 1992-11, Class E, 8.00%, 12/25/21	13,102
22,030	Fannie Mae, Series 1992-34, Class G, 8.00%, 3/25/22	22,550
355,056	Fannie Mae, Series 2003-41, Class PH, 4.50%, 5/25/22	354,246
42,822	Fannie Mae, Series 1994-72, Class H, 6.00%, 10/25/22	43,016
4,059	Fannie Mae, Series G92-61, Class G, 7.00%, 10/25/22	4,065
10,409	Fannie Mae, Series 1992-195, Class C, 7.50%, 10/25/22	10,902
142,001	Fannie Mae, Series 1993-225, Class PG, 6.00%, 12/25/22	141,896
22,052	Fannie Mae, Series G94-2, Class D, 6.45%, 1/25/24	22,668
78,519	Fannie Mae, Series 1998-63, Class PG, 6.00%, 3/25/27	78,418
12,543	Fannie Mae, Series 1997-81, Class PC, 5.00%, 4/18/27	12,531
403,285	Fannie Mae, Series 1999-1 Class PG, 6.50%, 4/25/28	403,577
12,116	Fannie Mae, Series 2002-36, Class HM, 6.50%, 12/25/29	12,171
290,640	Fannie Mae, 6.17%**, 2/1/30, Pool #556998	300,110
34,908	Fannie Mae, Series 2001-61, Class TD, 6.00%, 7/25/30	34,910
433,643	Fannie Mae, Series 2003-1, Class A, 5.50%, 8/25/30	438,990
267,685	Fannie Mae, Series 2003-120, Class HB, 6.50%, 1/25/31	270,570
124,147	Fannie Mae, Series 2001-53, Class CL, 5.50%, 6/25/31	124,290
216,177	Fannie Mae, Series 2002-63, Class CG, 5.50%, 6/25/31	216,864
33,391	Fannie Mae, Series 2003-13, Class PG, 5.00%, 11/25/32	33,565
85,507	Fannie Mae, Series 2004-W1, Class 1A3, 4.49%, 11/25/43	85,316

Shares or Principal Amount	Security Description	Value
Mortgage Backed Securities, continued:
$579,846	First Horizon Mortgage Pass-Through Trust, Series 2004-1, Class 2A1, 4.75%, 3/25/19	$574,272
229,502	First Horizon Mortgage Pass-Through Trust, Series 2002-9, Class 1A2, 5.75%, 2/25/33	228,764
683,088	First Horizon Mortgage Pass-Through Trust, Series 2003-1, Class 1A2, 5.50%, 3/25/33	686,817
987,683	First Horizon Mortgage Pass-Through Trust, Series 2003-10, Class 1A2, 5.50%, 1/25/34	998,507
869	Freddie Mac, Series 1106, Class E, 7.50%, 7/15/06	868
7,781	Freddie Mac, Series 1176, Class H, 8.00%, 12/15/06	7,796
12,560	Freddie Mac, Series 1258, Class EB, 8.00%, 5/15/07	12,585
15,475	Freddie Mac, Series 1458, Class K, 7.00%, 1/15/08	15,676
94,902	Freddie Mac, 6.50%, 12/1/11, Pool #E20275	98,268
230,458	Freddie Mac, Series 2543, Class G, 4.00%, 12/15/12	230,448
474,976	Freddie Mac, Series 2462, Class HL, 5.50%, 12/15/12	475,559
677,415	Freddie Mac, Series 2573, Class GA, 5.00%, 1/15/13	683,973
150,720	Freddie Mac, Series 2752, Class EJ, 4.00%, 2/15/14	147,304
52,376	Freddie Mac, Series 2353, Class TC, 6.00%, 7/15/15	52,298
45,443	Freddie Mac, Series 2603, Class TB, 4.00%, 11/15/15	45,415
102,599	Freddie Mac, Series 2497, Class NF, 5.00%, 1/15/16	103,448
12,056	Freddie Mac, Series 2508, Class GL, 5.50%, 2/15/16	12,132
2,577,127	Freddie Mac, Series 2474, Class NE, 5.00%, 7/15/17	2,609,953
102,103	Freddie Mac, Series 2292, Class VB, 6.50%, 8/15/17	102,015
176,784	Freddie Mac, Series 2407, Class VK, 6.50%, 8/15/18	177,109
1,769,133	Freddie Mac, Series 2877, Class JD, 4.50%, 3/15/19	1,746,263
121,159	Freddie Mac, Series 2359, Class VD, 6.00%, 5/15/19	121,533

Continued

AMERICAN PERFORMANCE FUNDS

Short-Term Income Fund

Schedule of Portfolio Investments, Continued

August 31, 2005

Shares or Principal Amount	Security Description	Value
Mortgage Backed Securities, continued:
$183,774	Freddie Mac, Series 33, Class D, 8.00%, 4/15/20	$183,721
19,092	Freddie Mac, Series 114, Class H, 6.95%, 1/15/21	19,047
394,596	Freddie Mac, Series 85, Class C, 8.60%, 1/15/21	394,084
1,011	Freddie Mac, Series 115, Class I, 7.00%, 2/15/21	1,009
9,387	Freddie Mac, Series 139, Class G, 7.00%, 4/15/21	9,365
35,414	Freddie Mac, Series 1173, Class E, 6.50%, 11/15/21	35,418
29,489	Freddie Mac, Series 1163, Class JA, 7.00%, 11/15/21	29,439
781,539	Freddie Mac, Series 2478, Class BG, 5.00%, 12/15/21	787,851
264,811	Freddie Mac, Series 2516, Class EC, 5.00%, 2/15/22	267,689
39,026	Freddie Mac, Series 1228, Class M, 4.19%**, 3/15/22	38,951
17,130	Freddie Mac, Series 1217, Class I, 7.00%, 3/15/22	17,264
12,659	Freddie Mac, Series 1310, Class J, 8.00%, 6/15/22	12,833
21,480	Freddie Mac, Series 1312, Class I, 8.00%, 7/15/22	21,660
216	Freddie Mac, Series 1611, Class I, 6.00%, 2/15/23	215
16,362	Freddie Mac, Series 1474, Class E, 7.00%, 2/15/23	16,459
44,523	Freddie Mac, Series 1643, Class E, 6.50%, 5/15/23	44,676
64,777	Freddie Mac, Series 29, Class J, 7.00%, 9/25/23	65,347
12,110	Freddie Mac, Series 1599, Class C, 6.10%, 10/15/23	12,311
451,941	Freddie Mac, Series 2503, Class JD, 5.50%, 3/15/26	453,277
2,000	Freddie Mac, Series 53, Class A, 7.13%, 7/20/26	2,056
313,752	Freddie Mac, Series 2061, Class TA, 5.25%, 10/15/27	313,828
475,322	Freddie Mac, Series 2113, Class QE, 6.00%, 11/15/27	481,422
30,832	Freddie Mac, Series 2416, Class PN, 6.00%, 11/15/28	30,794
293,414	Freddie Mac, Series 2527, Class LC, 5.00%, 12/15/28	293,024

Shares or Principal Amount	Security Description	Value
Mortgage Backed Securities, continued:
$257,454	Freddie Mac, Series 2517, Class DC, 5.00%, 5/15/29	$258,504
83,287	Freddie Mac, Series 2535, Class PM, 4.25%, 6/15/29	83,106
145,166	Freddie Mac, Series 2430, Class WD, 6.50%, 12/15/29	145,806
1,344,651	Freddie Mac, Series 2528, Class ME, 5.25%, 5/15/30	1,341,320
159,188	Freddie Mac, Series 2398, Class DK, 6.50%, 1/15/31	159,300
436,468	Freddie Mac, Series 2523, Class BD, 6.00%, 1/15/32	445,894
265,000	Freddie Mac, 5.34%, Series T-60, Class 1A4B, 3/25/44	266,092
953,829	GMAC Mortgage Corp. Loan Trust, Series 2003-J1, Class A3, 5.25%, 3/25/18	962,198
120	Government National Mortgage Assoc., 7.25%, 12/15/05, Pool #9018	120
12	Government National Mortgage Assoc., 7.25%, 12/15/05, Pool #9546	11
307	Government National Mortgage Assoc., 7.25%, 1/15/06, Pool #9377	311
30	Government National Mortgage Assoc., 7.25%, 1/15/06, Pool #9399	30
192	Government National Mortgage Assoc., 8.00%, 2/15/06, Pool #9208	195
1,251	Government National Mortgage Assoc., 8.00%, 8/15/06, Pool #11277	1,270
1,166	Government National Mortgage Assoc., 8.00%, 9/15/06, Pool #11926	1,184
1,932	Government National Mortgage Assoc., 8.00%, 10/15/06, Pool #12265	1,963
2,226	Government National Mortgage Assoc., 8.00%, 10/15/06, Pool #11931	2,261
3,744	Government National Mortgage Assoc., 8.00%, 11/15/06, Pool #13379	3,802

Continued

AMERICAN PERFORMANCE FUNDS

Short-Term Income Fund

Schedule of Portfolio Investments, Continued

August 31, 2005

Shares or Principal Amount	Security Description	Value
Mortgage Backed Securities, continued:
$6,346	Government National Mortgage Assoc., 8.00%, 11/15/06, Pool #13173	$6,445
4,197	Government National Mortgage Assoc., 8.00%, 2/15/07, Pool #15008	4,304
4,695	Government National Mortgage Assoc., 8.00%, 8/15/07, Pool #18730	4,815
16,564	Government National Mortgage Assoc., 8.00%, 8/15/07, Pool #19641	16,987
844	Government National Mortgage Assoc., 8.00%, 9/15/07, Pool #19103	865
8,549	Government National Mortgage Assoc., 8.00%, 11/15/07, Pool #20059	8,767
4,947	Government National Mortgage Assoc., 8.00%, 11/15/07, Pool #21277	5,073
3,173	Government National Mortgage Assoc., 8.00%, 12/15/07, Pool #20455	3,254
3,923	Government National Mortgage Assoc., 8.00%, 12/15/07, Pool #20866	4,023
7,408	Government National Mortgage Assoc., 8.00%, 12/15/07, Pool #14999	7,597
1,811	Government National Mortgage Assoc., 8.00%, 2/15/08, Pool #22610	1,870
6,985	Government National Mortgage Assoc., 8.00%, 2/15/08, Pool #23055	7,215
26,703	Government National Mortgage Assoc., 4.63%**, 2/20/16, Pool #8103	27,169
44,126	Government National Mortgage Assoc., 4.13%**, 12/20/18, Pool #8437	44,696
21,306	Government National Mortgage Assoc., 4.13%**, 12/20/21, Pool #8889	21,623
54,340	Government National Mortgage Assoc., 4.38%**, 1/20/23, Pool #8123	55,194

Shares or Principal Amount	Security Description	Value
Mortgage Backed Securities, continued:
$1,533	Government National Mortgage Assoc., 6.50%, 7/15/23, Pool #350795	$1,605
1,467	Government National Mortgage Assoc., 7.50%, 3/15/24, Pool #376439	1,568
1,225	Government National Mortgage Assoc., 7.00%, 4/20/24, Pool #1655	1,288
46,142	Government National Mortgage Assoc., 4.38%**, 1/20/25, Pool #8580	46,908
63,430	Government National Mortgage Assoc., 4.38%**, 1/20/25, Pool #8585	64,458
1,335	Government National Mortgage Assoc., 6.50%, 12/15/25, Pool #414856	1,397
30,389	Government National Mortgage Assoc., 4.38%**, 3/20/26, Pool #8832	30,862
8,840	Government National Mortgage Assoc., 8.00%, 6/15/26, Pool #423563	9,503
1,580	Government National Mortgage Assoc., 7.00%, 11/20/26, Pool #2320	1,659
18,875	Government National Mortgage Assoc., Series 1998-1, Class PD, 6.25%, 8/20/27	18,894
28,612	Government National Mortgage Assoc., 4.13%**, 12/20/27, Pool #80141	29,037
43,729	Government National Mortgage Assoc., 4.25%**, 3/20/29, Pool #80263	44,394
4,929	Government National Mortgage Assoc., Series 2002-67, Class LA, 4.50%, 5/20/29	4,919
71,664	Government National Mortgage Assoc., 4.00%**, 11/20/29, Pool #876947	72,270
335,286	GSR Mortgage Loan Trust, Series 2003-3F, Class 2A1, 4.50%, 4/25/33	332,837
933,611	GSR Mortgage Loan Trust, Series 2003-3F, Class 1A2, 5.00%, 4/25/33	929,968

Continued

AMERICAN PERFORMANCE FUNDS

Short-Term Income Fund

Schedule of Portfolio Investments, Continued

August 31, 2005

Shares or Principal Amount	Security Description	Value
Mortgage Backed Securities, continued:
$1,067,509	GSR Mortgage Loan Trust, Series 2005-AR2, Class 1A2, 4.61%**, 4/25/35	$1,069,177
655,295	Master Alternative Loans Trust, Series 2004-5, Class 6A1, 7.00%, 6/25/34	665,161
666,091	Master Asset Securitization Trust, Series 2002-8, Class 1A2, 5.25%, 12/25/17	666,714
1,648,848	Master Asset Securitization Trust, Series 2003-3, Class 2A1, 5.00%, 4/25/18	1,642,665
453,761	Master Asset Securitization Trust, Series 2003-3, Class 5A1, 5.50%, 4/25/18	453,035
641,342	Master Asset Securitization Trust, Series 2003-8, Class 3A9, 5.25%, 9/25/33	638,200
2,915,660	Master Asset Securitization Trust, Series 2004-9, Class 2A1, 5.50%, 9/25/34	2,942,170
108,478	Merrill Lynch Mortgage Investors, Inc., Series 2004-A2, Class 1A, 3.82%**, 7/25/34	108,271
411,034	Morgan Stanley Mortgage Loan Trust, Series 2004-6AR, Class 2A2, 4.14%**, 8/25/34	411,962
420,203	Prime Mortgage Trust, Series 2004-CL1, Class 2A1, 5.00%, 2/25/19	418,274
32,880	Prudential Home Mortgage Securities, Series 1992-27, Class A13, 7.50%, 9/25/07	32,784
598,904	RACC, Series 2004-SP2, Class A1, 6.05%, 1/25/32	611,938
133,591	Residential Accredit Loans, Inc., 6.25%, Series 2001-QS16, Class A2 11/25/31, Continuosly Callable	133,922
695,727	Residential Accredit Loans, Inc., Series 2002-QS19, Class A5, 4.20%, 12/25/32	681,368
1,650,268	Residential Accredit Loans, Inc., Series 2003-QS2, Class A6, 4.50%, 2/25/33	1,646,605
1,916,373	Residential Accredit Loans, Inc., Series 2004-QS11, Class A3, 5.50%, 8/25/34	1,932,184
1,027,187	Residential Accredit Loans, Inc., Series 2004-QA4, Class NB21, 5.43%**, 9/25/34	1,027,336

Shares or Principal Amount	Security Description	Value
Mortgage Backed Securities, continued:
$170,422	Residential Asset Mortgage Products, Inc, Series 2004-RS2, Class AI2, 3.35%, 8/25/29	$168,909
840,422	Residential Asset Mortgage Products, Inc., Series 2003-SL1, Class A11, 7.13%, 3/25/16	861,123
209,983	Residential Funding Mortgage Securities I, Series 2003-S9, Class A1, 6.50%, 3/25/32	215,035
2,344,869	Residential Funding Mortgage Securities I, Series 2003-S2, Class A8, 4.75%, 2/25/33	2,354,502
664,075	Residential Funding Mortgage Securities I, Series 2003-S2, Class A1, 5.00%, 2/25/33	662,636
1,215,547	Residential Funding Mortgage Securities I, Series 2004-S6, Class 1A4, 5.50%, 6/25/34	1,223,687
597,269	Residential Funding Securities Corp., Series 2002-RM1, Class AI1, 5.50%, 12/25/17	602,528
124,860	Structured Adjustable Rate Mortgage Loan, Series 2004-1, Class 3A1, 5.14%**, 2/25/34	125,594
272,260	Structured Asset Mortgage Investments, Inc., Series 1999-2, Class 3A, 6.75%, 5/25/29	277,538
5,000	Structured Asset Securities Corp., Series 2001-17, Class A4, 6.50%, 12/25/31	4,990
12,233	Structured Asset Securities Corp., Series 2002-8A, Class 6A, 6.63%**, 5/25/32	12,314
70,033	Structured Asset Securities Corp., Series 2002-19, Class A1, 4.20%, 10/25/32	69,846
308,458	Structured Asset Securities Corp., Series 2003-21, Class 1A3, 5.50%, 7/25/33	312,330
7,000	Structured Mortgage Asset Residential Trust, Series 1992-12B, Class G, 7.60%, 1/25/24	7,086
128,733	Summit Mortgage Trust, Series 2001-1, Class B1, 6.29%**, 12/28/12	130,342
23,805	Vendee Mortgage Trust, Series 1994-1, Class 2ZA, 6.50%, 7/15/20	23,803

Continued

AMERICAN PERFORMANCE FUNDS

Short-Term Income Fund

Schedule of Portfolio Investments, Continued

August 31, 2005

Shares or Principal Amount	Security Description	Value
Mortgage Backed Securities, continued:
$681,034	Washington Mutual, Series 2003-S4, Class 4A1, 4.00%, 2/25/32	$677,009
773,045	Washington Mutual, Series 2002-S2, Class 1A8, 6.50%, 3/25/32	770,927
40,000	Washington Mutual, Series 2003-MS3, Class 1A17, 5.75%, 3/25/33	40,061
46,179	Washington Mutual, Series 2003-MS8, Class 1A7, 5.50%, 5/25/33	46,072
641,275	Washington Mutual, Series 2003-S3, Class 1A46, 5.00%, 6/25/33	636,075
1,035,766	Washington Mutual, Series 2003-S5, Class 1A1, 5.50%, 6/25/33	1,034,114
930,000	Washington Mutual, Series 2003-AR10, Class A5, 4.07%**, 10/25/33	919,826
731,454	Washington Mutual MSC Mortgage, Class 2002-MS7, Series 2A1, 5.50%, 10/25/17	751,107
814,986	Washington Mutual MSC Mortgage, Series 2002-MS8, Class 2A1, 5.25%, 12/25/17	810,494
342,574	Washington Mutual MSC Mortgage, Series 2003-MS2, Class 3A1, 5.00%, 3/25/18	342,574
345,190	Washington Mutual MSC Mortgage, Series 2001-MS15, Class 3A1, 6.25%, 1/25/32	346,399
160,540	Wells Fargo Alternative Loan Trust, Series 2002-1, Class 2A1, 6.25%, 8/25/32	160,552
812,745	Wells Fargo Mortgage Backed Securities Trust, Series 2003-1, Class 1A4, 5.00%, 2/25/18	817,448
261,988	Wells Fargo Mortgage Backed Securities Trust, Series 2002-18, Class 1A4, 4.75%, 12/25/32	261,309
93,300	Wells Fargo Mortgage Backed Securities Trust, Series 2003-3, Class 1A21, 5.25%, 4/25/33	93,266
147,940	Wells Fargo Mortgage Backed Securities Trust, Series 2003-4, Class A15, 5.50%, 6/25/33	148,530
398,595	Wells Fargo Mortgage Backed Securities Trust, Series 2003-9, Class 1A12, 5.25%, 8/25/33	398,539
115,000	Wells Fargo Mortgage Backed Securities Trust, Series 2004-N, Class A3, 4.12%, 8/25/34	114,104

Shares or Principal Amount	Security Description	Value
Mortgage Backed Securities, continued:
$150,000	Wells Fargo Mortgage Backed Securities Trust, Series 2004-W, Class A4, 4.60%**, 11/25/34	$149,411

Total Mortgage Backed Securities (Cost $94,373,105)		93,664,724

Corporate Bonds (6.0%):
Aerospace & Defense (0.5%):
1,250,000	Boeing Capital Corp., 5.75%, 2/15/07	1,277,543

Banking (1.6%):
500,000	JPMorgan Chase & Co., 6.50%, 1/15/09	533,460
1,000,000	Keycorp, 2.75%, 2/27/07	976,297
3,000,000	Keycorp, 3.85%**, 7/23/07	3,005,819

		4,515,576

Brokerage Services (0.3%):
700,000	Bear Stearns Co., Inc., 7.00%, 9/24/21	708,841

Financial—Leasing Company (1.3%):
500,000	International Lease Finance Corp., 5.70%, 7/3/06	504,448
3,000,000	International Lease Finance Corp., 5.32%, 12/9/07	3,062,217

		3,566,665

Financial Services (2.0%):
66,000	Commercial Credit Co., 6.13%, 12/1/05	66,338
2,000,000	General Electric Capital Corp., 2.85%, 1/30/06	1,990,937
120,000	Household Finance Corp., 5.15%, 9/15/05	120,034
1,000,000	Household Finance Corp., 7.70%, 7/15/22	1,036,289
500,000	Preferred Term Securities IX, 4.28%**, 4/3/33, Callable 4/3/08 @ 100(c)	500,000
2,000,000	Preferred Term Securities XV, 5.00%**, 9/24/34, Callable 9/26/09 @ 100(c)	2,000,000

		5,713,598

Telecommunications (0.3%):
750,000	GTE Southwest, Inc., 6.00%, 1/15/06	754,701

Total Corporate Bonds (Cost $16,510,280)		16,536,924

Continued

AMERICAN PERFORMANCE FUNDS

Short-Term Income Fund

Schedule of Portfolio Investments, Continued

August 31, 2005

Shares or Principal Amount	Security Description	Value
U.S. Government Agencies (30.1%):
Fannie Mae (10.4%):
$4,500,000	2.27%, 11/17/05	$4,486,103
5,100,000	2.63%, 9/29/06	5,027,987
395,000	2.77%, 12/29/06, Callable 12/29/05 @ 100*	388,767
145,000	3.00%, 2/20/07, Continuously Callable @ 100	142,911
460,000	2.79%, 10/12/07, Callable 10/12/05 @ 100*	448,356
376,000	2.50%**, 3/25/08, Callable 10/17/05 @ 100*	367,788
2,000,000	4.00%**, 4/25/08, Callable 4/25/06 @ 100*	1,993,324
1,000,000	4.00%**, 7/7/08, Callable 10/07/05 @ 100*	999,432
105,000	3.50%**, 8/25/08, Continuously Callable @ 100	104,149
1,250,000	4.02%, 8/26/08, Callable 2/26/06 @ 100*	1,242,666
93,000	3.38%, 8/27/08, Continuously Callable @ 100	91,089
87,000	3.00%**, 9/23/08, Callable 9/23/05 @ 100*	85,739
2,500,000	4.13%, 1/27/09, Callable 1/27/06 @ 100*	2,494,733
500,000	4.00%, 1/30/09, Continuously Callable @ 100	495,952
1,500,000	2.35%**, 3/30/09, Callable 3/30/06 @ 100*	1,498,065
400,000	3.50%**, 9/16/09, Callable 9/16/05 @ 100*	396,627
865,000	3.30%**, 9/29/09, Callable 9/29/05 @ 100*	858,326
1,500,000	4.50%, 9/30/09, Continuously Callable @ 100	1,498,083
1,000,000	4.50%**, 7/6/10, Callable 10/06/05 @ 100*	996,619
1,200,000	4.00%**, 7/28/10, Callable 1/28/06 @ 100*	1,193,771
2,500,000	5.00%**, 9/24/13, Callable 9/24/05 @ 100*	2,499,400
340,000	4.25%**, 10/18/13, Callable 10/18/05 @ 100*	338,969
1,000,000	5.00%**, 11/28/14, Callable 11/28/05 @ 100*	1,001,460

		28,650,316

Shares or Principal Amount	Security Description	Value
U.S. Government Agencies, continued
Federal Farm Credit Bank (1.2%):
$100,000	2.20%, 11/10/05, Continuously Callable @ 100	$99,704
100,000	3.25%, 12/15/06, Callable 12/15/05 @ 100*	99,060
100,000	3.38%, 9/24/07, Continuously Callable @ 100	98,623
500,000	3.45%, 9/24/07, Continuously Callable @ 100	493,817
100,000	3.00%, 4/1/08, Continuously Callable @ 100	97,343
2,300,000	3.97%, 6/17/08, Continuously Callable @ 100	2,260,956
300,000	3.50%, 7/28/08, Continuously Callable @ 100	294,877

		3,444,380

Federal Home Loan Bank (12.6%):
200,000	2.16%, 11/10/05	199,397
60,000	2.18%, 11/17/05	59,804
180,000	2.03%, 11/18/05	179,346
195,000	2.55%, 4/21/06, Continuously Callable @ 100	193,341
40,000	2.50%, 5/12/06, Callable 11/12/05 @ 100*	39,613
210,000	2.65%, 5/26/06, Continuously Callable @ 100	208,080
100,000	3.25%**, 6/2/06, Callable 12/02/05 @ 100*	99,498
295,000	2.10%, 6/12/06, Continuously Callable @ 100	290,866
200,000	2.38%, 6/12/06, Callable 9/12/05 @ 100*	197,615
75,000	2.20%, 6/26/06, Callable 9/26/05 @ 100*	73,949
235,000	2.03%, 6/30/06, Callable 9/30/05 @ 100*	231,333
1,000,000	3.50%, 8/15/06	995,719
150,000	4.00%**, 8/24/06	150,000
250,000	3.00%**, 8/25/06, Callable 11/25/05 @ 100	247,616
40,000	3.17%, 9/29/06, Callable 9/29/05 @ 100*	39,658
50,000	2.80%, 10/16/06, Continuously Callable @ 100	49,084
100,000	2.50%**, 10/20/06, Callable 10/20/05 @ 100*	99,253
140,000	2.55%, 10/27/06, Callable 10/27/05 @ 100*	137,745

Continued

AMERICAN PERFORMANCE FUNDS

Short-Term Income Fund

Schedule of Portfolio Investments, Continued

August 31, 2005

Shares or Principal Amount	Security Description	Value
U.S. Government Agencies, continued:
Federal Home Loan Bank, continued:
$400,000	3.67%, 12/14/06, Callable 9/14/05 @ 100*	$398,318
75,000	2.38%, 12/26/06, Callable 9/26/05 @ 100*	73,442
400,000	2.50%**, 12/26/06, Callable 9/26/05 @ 100*	393,738
200,000	3.00%**, 2/13/07, Callable 11/13/05 @ 100*	198,804
200,000	2.80%, 3/9/07, Continuously Callable @ 100	196,456
2,250,000	2.28%, 4/16/07	2,188,936
100,000	3.15%, 4/23/07, Continuously Callable @ 100	98,611
600,000	2.50%**, 4/27/07, Callable 10/27/05 @ 100*	588,266
350,000	3.15%, 4/27/07, Continuously Callable @ 100	345,097
200,000	3.00%, 4/30/07, Callable 10/30/05 @ 100*	196,718
1,490,000	3.09%, 4/30/07, Callable 10/30/05 @ 100*	1,467,673
100,000	3.28%, 5/9/07, Callable 11/09/05 @ 100*	98,778
550,000	3.00%**, 5/10/07, Callable 11/10/05 @ 100*	543,287
1,000,000	2.60%, 6/4/07, Continuously Callable @ 100	975,778
125,000	2.28%, 6/26/07, Callable 12/26/05 @ 100*	121,157
100,000	2.25%, 7/2/07, Continuously Callable @ 100	96,842
200,000	3.15%, 8/13/07, Continuously Callable @ 100	196,576
100,000	3.35%, 8/27/07, Callable 11/27/05 @ 100*	98,615
700,000	3.95%**, 9/24/07	698,422
100,000	3.60%, 10/19/07, Callable 10/19/05 @ 100*	98,988
500,000	3.45%, 11/9/07, Continuously Callable @ 100	493,341
60,000	3.53%, 11/23/07, Callable 11/23/05 @ 100*	59,279
50,000	3.54%, 11/30/07, Callable 11/30/05 @ 100*	49,421
100,000	3.00%, 12/12/07, Callable 9/12/05 @ 100*	97,661
100,000	3.65%, 12/14/07, Callable 9/14/05 @ 100*	98,996

Shares or Principal Amount	Security Description	Value
U.S. Government Agencies, continued:
Federal Home Loan Bank, continued:
$500,000	3.00%**, 12/19/07, Callable 9/19/05 @ 100*	$493,935
100,000	4.08%, 12/28/07, Callable 12/28/05 @ 100*	99,677
3,000,000	3.50%**, 1/25/08, Callable 10/25/05 @ 100*	2,987,951
1,000,000	4.03%, 1/28/08, Callable 10/28/05 @ 100*	997,630
1,500,000	4.00%, 2/1/08, Callable 11/1/05 @ 100*	1,490,512
250,000	3.02%, 3/12/08, Callable 12/12/05 @ 100*	243,609
250,000	3.00%, 4/1/08, Continuously Callable @ 100	243,357
250,000	3.40%, 7/30/08, Callable 10/30/05 @ 100*	245,121
150,000	3.51%, 8/4/08, Continuously Callable @ 100	147,441
400,000	3.50%**, 8/14/08, Callable 11/14/05 @ 100*	397,324
5,000,000	3.75%, 8/15/08	4,950,184
250,000	3.25%**, 9/24/08, Callable 3/24/06 @ 100*	248,945
900,000	4.00%**, 12/26/08, Callable 7/26/06 @ 100*	898,524
500,000	3.00%, 12/30/08, Callable 12/30/05 @ 100*	495,920
250,000	3.00%**, 6/5/09, Callable 9/05/05 @ 100*	247,156
1,700,000	3.50%**, 12/29/09, Callable 12/29/05 @ 100*	1,686,972
2,500,000	4.00%**, 2/25/10, Callable 11/25/05 @ 100*	2,489,974
1,000,000	4.00%**, 4/12/10, Callable 10/12/05 @ 100*	999,305
300,000	3.25%**, 12/30/11, Callable 9/30/05 @ 100*	296,494
200,000	3.25%**, 7/10/13, Callable 10/10/05 @ 100*	193,670
1,000,000	3.50%**, 1/30/14, Callable 1/30/06 @ 100*	990,841
100,000	4.00%**, 2/27/14, Callable 2/27/06 @ 100*	99,477
577,778	4.75%**, 4/30/14, Callable 10/30/05 @ 100*	577,753

		34,886,889

Continued

AMERICAN PERFORMANCE FUNDS

Short-Term Income Fund

Schedule of Portfolio Investments, Continued

August 31, 2005

Shares or Principal Amount	Security Description	Value
U.S. Government Agencies, continued:
Freddie Mac (5.9%):
$100,000	2.05%, 11/28/05	$99,595
6,000,000	2.63%, 5/19/06	5,933,105
500,000	3.05%, 1/19/07	493,803
100,000	3.00%, 1/23/08, Callable 1/23/06 @ 100*	97,627
1,000,000	3.25%, 5/14/08, Callable 11/14/05 @ 100*	979,129
500,000	3.25%**, 6/23/08, Callable 12/23/05 @ 100*	495,601
520,000	3.00%, 7/9/08, Continuously Callable @ 100	505,035
250,000	3.25%, 12/18/08, Continuously Callable @ 100	243,408
750,000	5.00%, 9/1/09, Callable 3/01/06 @ 100*	752,813
1,500,000	3.00%**, 11/18/09, Callable 11/18/05 @ 100*	1,497,758
2,000,000	4.85%, 12/1/09, Callable 12/1/05 @ 100*	2,003,424
1,000,000	4.13%, 5/12/10	998,750
700,000	4.00%**, 12/15/10, Continuously Callable @ 100	698,861
1,000,000	4.50%, 12/16/10, Callable 12/16/05 @ 100*	997,988
400,000	4.00%**, 10/26/12, Callable 1/26/06 @ 100*	398,237

		16,195,134

Total U.S. Government Agencies (Cost $83,484,432)		83,176,719

Shares or Principal Amount	Security Description	Value
U.S. Treasury Notes (19.4%):
$10,000,000	1.88%, 12/31/05	$9,941,020
6,000,000	1.50%, 3/31/06	5,923,830
11,000,000	2.25%, 4/30/06	10,891,716
15,000,000	2.75%, 6/30/06	14,874,615
8,000,000	2.50%, 10/31/06	7,882,184
2,000,000	3.13%, 4/15/09	1,951,328
2,000,000	3.63%, 7/15/09	1,983,594

Total U.S. Treasury Notes (Cost $53,685,398)		53,448,287

Investments in Affiliates (6.3%):
Investment Companies (6.3%):
7,348,109	American Performance Institutional Cash Management Fund	7,348,109
9,983,316	American Performance U.S. Treasury Fund	9,983,316

Total Investments in Affiliates (Cost $17,331,425)		17,331,425

Total Investments (Cost $276,679,114)(a)—100.0%		276,060,248
Liabilities in excess of other assets—(0.0)%		(91,768)

Net Assets—100.0%		$275,968,480

(a)	Represents cost for financial reporting purposes and differs from cost basis for federal income tax purposes by the amount of losses recognized for financial reporting in excess of federal income tax reporting of $1,751 and $55,405 for differences between book and tax amortization methods for premium and market discounts. Cost for federal income tax purposes differs from value by net unrealized depreciation of securities as follows:

Unrealized appreciation	$980,609
Unrealized depreciation	(1,545,821)

Net unrealized depreciation	$(565,212)

Continued

AMERICAN PERFORMANCE FUNDS

Short-Term Income Fund

Schedule of Portfolio Investments, Continued

August 31, 2005

(b)	Represents an illiquid security.

Issue Description	Acquitition Date	Cost	Value per Share	Percent of Fund Net Assets
ACLC Business Loan Receivables Trust, Series 1998-1, Class A11, 6.44%, 9/15/19	12/24/2003	$1,416,427	$0.99	0.52%
ACLC Business Loan Receivables Trust, Series 1998-2, Class A3, 6.69%, 4/15/20	7/15/2003	1,732,522	0.96	0.65%
ACLC Business Loan Receivables Trust, Series 2000-1, Class A3F, 8.03%, 10/15/21	7/30/2003	1,191,550	0.98	0.43%
Atherton Franchisee Loan Funding, Series 1999-A, Class A2, 7.23%, 4/15/12	9/24/2003	998,076	1.02	0.40%
Atherton Franchisee Loan Funding, Series 1998-A, Class A2, 6.72%, 5/15/20	8/12/2003	210,590	1.00	0.08%
Atherton Franchisee Loan Funding, Series 1998-A, Class B, 6.85%, 5/15/20	7/7/2003	984,457	0.91	0.40%
Captec Franchise Trust, Series 2000-1, Class A1, 7.89%, 10/15/10	7/21/2003	1,051,216	1.01	0.39%
Captec Franchise Trust, Series 2000-1, Class A2, 8.16%, 6/15/13	10/15/2003	1,607,100	0.89	0.70%
Peachtree Franchise Loan LLC, Series 1999-A, Class A1, 6.68%, 1/15/21	10/29/2003	2,012,689	1.02	0.76%

(c)	Represents a restricted security, purchased under Rule 144A, Section 4(2), which is exempt from registration under the Securities Act of 1933, as amended.

*	Represents next call date. Additional subsequent call dates and amounts may apply to this security.

**	Represents variable rate investments. The rate presented is the rate in effect at August 31, 2005. The date presented reflects the final maturity date.

The Fund holds a significant number of securities with long-term maturities. The investment adviser’s intent is to maintain a relatively short duration and intends to keep the Fund’s effective maturity between 1-5 years.

See notes to financial statements.

AMERICAN PERFORMANCE FUNDS

Intermediate Bond Fund

Schedule of Portfolio Investments

August 31, 2005

Shares or Principal Amount	Security Description	Value
Asset Backed Securities(b)(c) (5.8%):
$477,895	ACLC Business Loan Receivables, Series 1998-1, Class A1I, 6.44%, 9/15/19	$474,012
418,253	ACLC Business Loan Receivables, Series 1998-2, Class A3, 6.69%, 4/15/20	401,523
691,147	ACLC Business Loan Receivables, Series 2000-1, Class A3F, 8.03%, 10/15/21	676,460
751,240	Atherton Franchisee Loan Funding, Series 1999-A, Class A2, 7.23%, 4/15/12	765,028
198,136	Atherton Franchisee Loan Funding, Series 1998-A, Class A2, 6.72%, 5/15/20	198,442
500,000	Atherton Franchisee Loan Funding, Series 1998-A, Class B, 6.85%, 5/15/20	456,681
458,771	Captec Franchise Trust, Series 2000-1, Class A1, 7.89%, 10/15/10	464,792
1,000,000	Captec Franchise Trust, Series 2000-1, Class A2, 8.16%, 6/15/13	893,515
959,293	Peachtree Franchise Loan LLC, Series 1999-A, Class A1, 6.68%, 1/15/21	979,564

Total Asset Backed Securities (Cost $5,012,827)		5,310,017

Mortgage Backed Securities (24.8%):
1,000,000	ABFS Mortgage Loan Trust, Series 2002-1, Class A5, 6.51%, 12/15/32	1,025,727
115,434	Banc of America Funding Corp., Series 2004-B, Class 5A1, 5.24%, 11/20/34	115,708
732,610	Bank of America Alternative Loan Trust, Series 2004-4, Class 4A1, 5.75%, 5/25/34	738,199
397,469	Bank of America Mortgage Securities, Series 2002-9, Class 2A1, 5.75%, 10/25/17	396,223
199,926	Bank of America Mortgage Securities, Series 2003-1, Class 2A2, 5.25%, 2/25/18	199,820
221,246	Bank of America Mortgage Securities, Series 2003-9, Class 3A1, 5.00%, 12/25/18	220,969
76,395	Bear Stearns Mortgage Trust, Series 2002-5, Class 6A, 5.94%**, 6/25/32	76,541

Shares or Principal Amount	Security Description	Value
Mortgage Backed Securities, continued:
$273,820	Bear Stearns Mortgage Trust, Series 2004-9, Class 12A3, 5.04%**, 11/25/34	$273,648
351,137	Cendant Mortgage Corporation, Series 2003-9, Class 1A6, 5.25%, 11/25/33	354,038
388,418	Chase Mortgage Finance Corp., Series 2003-S1, Class 2A1, 5.00%, 2/25/18	388,093
130,141	Chase Mortgage Finance Corp., Series 2003-S2, Class A1, 5.00%, 3/25/18	131,109
768,290	Citicorp Mortgage Securities, Inc., 5.25%, Series 2004-9, Class 1A9, 12/25/34	770,210
133,793	Citigroup Mortgage Loan Trust, INC., 6.75%, Series 2004-NCM1, Class 1A3, 7/25/34	138,183
60,483	Countrywide Alternative Loan Trust, Series 2003-12CB, Class 2A1, 5.00%, 7/25/18	60,521
298,081	Countrywide Alternative Loan Trust, Series 2004-24CB, Class 2A1, 5.00%, 11/25/19	296,577
186,313	Countrywide Alternative Loan Trust, Series 2003-J3, Class 2A1, 6.25%, 12/25/33	189,851
172,336	Countrywide Alternative Loan Trust, 6.00%, Series 2004-J1, Class 1A1, 2/25/34	173,938
1,012,197	Countrywide Home Loans, Series 2002-21, Class A1, 5.75%, 11/25/17	1,016,510
278,738	Countrywide Home Loans, Series 2002-J5, Class 1A14, 5.75%, 1/25/33	279,700
353,665	Countrywide Home Loans, Series 2003-1, Class 1A10, 5.25%, 3/25/33	350,815
347,889	Countrywide Home Loans, Series 2004-12, Class 12A1, 4.84%**, 8/25/34	348,084
32,651	Credit Suisse First Boston Mortgage Securities Corp., Series 2002-5, Class 2A1, 6.00%, 2/25/17	33,116
159,936	Credit Suisse First Boston Mortgage Securities Corp., Series 2003-23, Class 8A1, 5.00%, 9/25/18	159,071

Continued

AMERICAN PERFORMANCE FUNDS

Intermediate Bond Fund

Schedule of Portfolio Investments, Continued

August 31, 2005

Shares or Principal Amount	Security Description	Value
Mortgage Backed Securities, continued:
$212,055	Credit Suisse First Boston Mortgage Securities Corp., Series 2003-29, Class 8A1, 6.00%, 11/25/18	$216,148
391,359	Credit Suisse First Boston Mortgage Securities Corp., Series 2003-8 , Class 5A1, 6.50%, 4/25/33	396,266
328,995	Credit Suisse First Boston Mortgage Securities Corp., Series 2003-21, Class 3A1, 5.50%, 8/25/33	328,479
1,117,658	Credit Suisse First Boston Mortgage Securities Corp., Series 2003-23, Class 1A1, 5.50%, 10/25/33	1,110,035
559,869	Credit Suisse First Boston Mortgage Securities Corp., Series 2003-27, Class 8A1, 6.00%, 11/25/33	567,152
67,854	Fannie Mae, Series 1992-53, Class G, 7.00%, 4/25/07	68,802
2,613	Fannie Mae, Series 1992-196, Class J, 6.00%, 11/25/07	2,637
405	Fannie Mae, Series 2002-27, Class GC, 6.00%, 5/25/17	418
3,014	Fannie Mae, Series 1990-62, Class G, 9.00%, 6/25/20	3,228
33,119	Fannie Mae, Series 1990-89, Class K, 6.50%, 7/25/20	34,414
11,999	Fannie Mae, Series 1991-18, Class H, 8.50%, 3/25/21	12,808
7,112	Fannie Mae, Series G-7, Class E, 8.90%, 3/25/21	7,690
22,503	Fannie Mae, Series 1991-66, Class J, 8.13%, 6/25/21	24,050
26,250	Fannie Mae, Series D-32, Class L, 8.00%, 10/25/21	27,935
5,274	Fannie Mae, Series G-32, Class N, 8.10%, 10/25/21	5,622
44,684	Fannie Mae, Series 1992-31, Class M, 7.75%, 3/25/22	47,146
11,271	Fannie Mae, Series 1992-45, Class F, 4.16%**, 4/25/22	11,169
228,078	Fannie Mae, 4.50%**, 11/1/22, Pool #189916	233,345
83,986	Fannie Mae, 5.88%**, 7/1/23, Pool #224951	87,234
67,593	Fannie Mae, Series 1999-7, Class D, 6.00%, 3/18/28	67,988
208,596	Fannie Mae, Series 2002-89, Class QE, 5.00%, 9/25/31	209,034
340,008	Fannie Mae, 5.37%**, 4/1/32, Pool #638549	343,463

Shares or Principal Amount	Security Description	Value
Mortgage Backed Securities, continued:
$1,009,962	Fannie Mae, 4.97%**, 2/1/33, Pool #683235	$1,007,576
115,298	Fannie Mae, 4.10%**, 9/1/33, Pool #739372	113,817
112,068	Fannie Mae, Series 2003-W2, Class 1A2, 7.00%, 7/25/42	117,341
503,939	First Horizon Mortgage Pass-Through Trust, Series 2002-7, Class 2A2, 5.25%, 12/25/17	503,571
9,391	Freddie Mac, Series 1176, Class H, 8.00%, 12/15/06	9,410
271,148	Freddie Mac, 6.50%, 12/1/11, Pool #E20275	280,765
14,144	Freddie Mac, Series 1688, Class W, 7.25%, 3/15/14	15,183
7,418	Freddie Mac, Series 2497, Class UH, 5.50%, 5/15/15	7,413
17,459	Freddie Mac, Series 2353, Class TC, 6.00%, 7/15/15	17,433
123,547	Freddie Mac, Series 2501, Class AM, 5.50%, 1/15/16	123,921
148,325	Freddie Mac, Series 2532, Class B, 5.00%, 9/15/16	149,951
7,368	Freddie Mac, Series 2419, Class QL, 5.50%, 3/15/17	7,673
101,656	Freddie Mac, Series 2590, Class AQ, 4.25%, 3/15/18	99,645
129,327	Freddie Mac, Series 2390, Class TA, 6.00%, 11/15/20	130,229
18,387	Freddie Mac, Series 1052, Class G, 7.50%, 3/15/21	18,356
13,064	Freddie Mac, Series 138, Class E, 8.07%, 7/15/21	13,038
16,498	Freddie Mac, Series 1128, Class IB, 7.00%, 8/15/21	16,470
17,287	Freddie Mac, Series 1119, Class H, 7.75%, 8/15/21	17,288
605,832	Freddie Mac, Series 2568, Class KA, 4.25%, 12/15/21	601,935
150,748	Freddie Mac, Series 2556, Class TJ, 5.00%, 1/15/22	152,393
5,379	Freddie Mac, Series 1222, Class P, 3.58%, 3/15/22	5,357
25,677	Freddie Mac, Series 1264, Class I, 8.30%, 4/15/22	25,709
60,680	Freddie Mac, Series 1281, Class I, 8.00%, 5/15/22	62,355
69,004	Freddie Mac, Series 1310, Class J, 8.00%, 6/15/22	69,954

Continued

AMERICAN PERFORMANCE FUNDS

Intermediate Bond Fund

Schedule of Portfolio Investments, Continued

August 31, 2005

Shares or Principal Amount	Security Description	Value
Mortgage Backed Securities, continued:
$51,993	Freddie Mac, Series 1379, Class H, 7.00%, 10/15/22	$53,233
33,575	Freddie Mac, Series 1617, Class PJ, 6.20%, 1/15/23	33,594
451,941	Freddie Mac, Series 2503 Class JD, 5.50%, 3/15/26	453,277
38,709	Freddie Mac, Series 1904, Class D, 7.50%, 10/15/26	40,346
656,190	Freddie Mac, Series 2528, Class ME, 5.25%, 5/15/30	654,564
54,787	Freddie Mac, Series 2462, Class JE, 6.50%, 11/15/30	55,267
569,877	Freddie Mac, Series 2517, Class BK, 5.00%, 2/15/31	569,984
173,595	Freddie Mac, Series 2702, Class GA, 6.00%, 2/15/32	174,808
86,712	GMAC Mortgage Corp. Loan Trust, Series 2003-J1, Class A3, 5.25%, 3/25/18	87,473
338	Government National Mortgage Assoc., 9.00%, 3/15/06, Pool #299211	346
4,071	Government National Mortgage Assoc., 9.00%, 12/15/06, Pool #316045	4,164
14,984	Government National Mortgage Assoc., 7.50%, 6/15/07, Pool #329595	15,364
115,024	Government National Mortgage Assoc., 6.00%, 1/15/09, Pool #371901	118,126
1,827	Government National Mortgage Assoc., 10.00%, 2/15/19, Pool #269976	2,060
12,266	Government National Mortgage Assoc., 8.00%, 11/15/21, Pool #308330	13,170
11,927	Government National Mortgage Assoc., 8.00%, 2/15/22, Pool #319029	12,806
19,348	Government National Mortgage Assoc., 8.00%, 5/15/23, Pool #343406	20,775
7,058	Government National Mortgage Assoc., 8.00%, 10/20/24, Pool #1884	7,539
1,357	Government National Mortgage Assoc., 8.00%, 2/20/26, Pool #2171	1,453

Shares or Principal Amount	Security Description	Value
Mortgage Backed Securities, continued:
$92,830	Government National Mortgage Assoc., 7.00%, 3/15/26, Pool #419128	$97,946
3,472	Government National Mortgage Assoc., 8.00%, 3/20/26, Pool #2187	3,715
10,055	Government National Mortgage Assoc., 8.00%, 4/20/26, Pool #2205	10,760
46,016	Government National Mortgage Assoc., 8.00%, 5/20/26, Pool #2219	49,239
79,232	Government National Mortgage Assoc., 8.00%, 6/15/26, Pool #426149	85,178
59,032	Government National Mortgage Assoc., 8.00%, 6/15/26, Pool #423563	63,463
20,343	Government National Mortgage Assoc., Series 1996-20, Class D, 7.50%, 9/16/26	21,437
1,148	Government National Mortgage Assoc., 7.00%, 3/20/27, Pool #2394	1,204
75,499	Government National Mortgage Assoc., Series 1998-1, Class PD, 6.25%, 8/20/27	75,576
55,000	Government National Mortgage Assoc., Series 2003-18, Class KB, 6.00%, 7/20/31	56,930
65,018	GSR Mortgage Loan Trust, Series 2003-2F, Class 3A1, 6.00%, 3/25/32	65,168
9,794	Prudential Home Mortgage Securities, Series 1993-9, Class A11, 7.50%, 3/25/08	9,795
672,337	Residential Asset Mortgage Products, Inc., Series 2003-SL1, Class A11, 7.13%, 3/25/16	688,898
465,096	Residential Funding Mortgage Securities I, Series 2003-S1, Class A1, 5.00%, 1/25/18	466,210
790,850	Residential Funding Mortgage Securities I, Series 2003-S2, Class A8, 4.75%, 2/25/33	794,099
398,180	Residential Funding Securities Corp., Series 2002-RM1, Class AI1, 5.50%, 12/25/17	401,685

Continued

AMERICAN PERFORMANCE FUNDS

Intermediate Bond Fund

Schedule of Portfolio Investments, Continued

August 31, 2005

Shares or Principal Amount	Security Description	Value
Mortgage Backed Securities, continued:
$11,358	Structured Asset Securities Corp., Series 1997-2, Class 2A4, 7.25%, 3/28/30	$11,321
41,000	Structured Asset Securities Corp., Series 2002-3, Class A4, 6.40%, 3/25/32	41,040
346,069	Structured Asset Securities Corp., Series 2002-6; Class 1A5, 6.50%, 4/25/32	347,225
12,733	Structured Asset Securities Corp., Series 2002-19, Class A1, 4.20%, 10/25/32	12,699
1,000	Structured Mortgage Asset Residential Trust, Series 1992-8, Class G, 7.55%, 9/25/23	1,013
484,572	Structured Mortgage Loan, Series 2004-3AC, Class A1, 4.94%**, 3/25/34	486,408
261	Vendee Mortgage Trust, Series 1999-2, Class 1D, 6.50%, 12/15/24	261
178,395	Washington Mutual, Series 2002-S2, Class 1A8, 6.50%, 3/25/32	177,906
44,295	Washington Mutual, Series 2003-AR5, Class A5, 3.84%, 6/25/33	43,862
76,953	Washington Mutual, Series 2003-S3, Class 1A31, 5.25%, 6/25/33	77,286
171,739	Washington Mutual MSC Mortgage, Series 2002-MS6, Class 3A1, 6.50%, 9/25/32	173,866
948,203	Wells Fargo Mortgage Backed Securities Trust, Series 2003-1, Class 1A4, 5.00%, 2/25/18	953,690
7,860	Wells Fargo Mortgage Backed Securities Trust, Series 2002-18, Class 1A3, 6.00%, 12/25/32	7,840

Total Mortgage Backed Securities (Cost $22,813,300)		22,652,566

Corporate Bonds (11.8%):
Airlines (0.2%):
150,000	Delta Air Lines, 6.42%, 7/2/12(d)	155,979

Banking (2.3%):
400,000	Keycorp, 2.75%, 2/27/07	390,519
1,750,000	Keycorp, 3.85%**, 7/23/07	1,753,395

		2,143,914

Brokerage Services (1.0%):
200,000	Bear Stearns Co., Inc., 7.00%, 9/24/21	202,526

Shares or Principal Amount	Security Description	Value
Corporate Bonds, continued:
Brokerage Services, continued:
$250,000	Goldman Sachs Group, Inc., 6.13%, 2/15/33	$269,953
365,000	Merrill Lynch & Co., Inc., 6.50%, 7/15/18	418,381

		890,860

Financial—Leasing Company (1.7%):
500,000	International Lease Finance Corp., 5.70%, 7/3/06	504,448
1,000,000	International Lease Finance Corp., 5.32%, 12/9/07	1,020,739

		1,525,187

Financial Services (6.3%):
1,000,000	General Motors Acceptance Corp., 6.63%, 10/15/05	1,002,929
50,000	Household Finance Corp., 6.80%, 5/15/11	53,878
75,000	Household Finance Corp., 6.60%, 6/15/11	80,069
331,000	Household Finance Corp., 7.50%, 6/15/22, Callable 6/15/07 @ 100*	340,905
500,000	Household Finance Corp., 7.70%, 7/15/22	518,145
300,000	Household Finance Corp., 7.40%, 8/15/22	309,251
500,000	I-Preferred Term Securities, 5.45%**, 12/11/32, Callable 12/11/07 @ 100*(c)	500,000
500,000	Preferred Term Securities IX, 4.28%**, 4/3/33, Callable 4/3/08 @ 100*(c)	500,000
500,000	Preferred Term Securities XI, 5.02%**, 9/24/33, Callable 9/24/08 @ 100*(c)	500,000
2,000,000	Preferred Term Securities XV, 5.00%**, 9/24/34, Callable 9/26/09 @100*(c)	2,000,000

		5,805,177

Telecommunications (0.3%):
50,000	Qwest Corp., 6.88%, 9/15/33	50,883
250,000	Southwestern Bell Telephone Co., 6.29%, 9/29/10	265,525

		316,408

Total Corporate Bonds (Cost $10,731,077)		10,837,525

Continued

AMERICAN PERFORMANCE FUNDS

Intermediate Bond Fund

Schedule of Portfolio Investments, Continued

August 31, 2005

Shares or Principal Amount	Security Description	Value
Taxable Municipal Bonds (3.0%):
California (0.6%):
$500,000	Monrovia Redevelopment Agency Tax Allocation, 6.90%, 5/1/17, Callable 5/1/08 @ 102*, Insured by: AMBAC	$535,625

Georgia (1.2%):
1,000,000	Atlanta & Fulton County Georgia Recreational Authority Revenue, Downtown Arena Project, 7.00%, 12/1/28, Callable 12/1/07 @ 102*, Insured by: FSA	1,077,500

Louisiana (1.1%):
1,000,000	Orleans Parish School Board, Revenue, Series A, 6.50%, 2/1/06, Insured by: FGIC	1,009,410

Wisconsin (0.1%):
130,000	Wisconsin State, GO, Series D, 6.90%, 11/1/11, Callable 11/1/08 @ 100*	131,625

Total Taxable Municipal Bonds (Cost $2,619,453)		2,754,160

U.S. Government Agencies (36.1%):
Fannie Mae (10.1%):
2,500,000	2.63%, 9/29/06	2,464,699
80,000	3.00%, 1/15/08, Continuously Callable @ 100*	78,061
250,000	3.21%, 7/23/08, Callable 1/23/06 @ 100*	243,984
50,000	4.05%**, 12/15/08, Callable 12/15/05 @ 100*	49,932
125,000	3.00%, 3/25/09, Continuously Callable @ 100*	120,396
1,500,000	2.35%**, 3/30/09, Callable 3/30/06 @ 100*	1,498,065
35,000	3.00%**, 4/8/10, Continuously Callable @ 100*	34,196
100,000	3.50%**, 4/29/10, Continuously Callable @ 100*	99,425
1,000,000	4.00%**, 7/28/10, Callable 1/28/06 @ 100*	994,809
85,000	3.25%**, 2/10/11, Continuously Callable @ 100*	84,275
750,000	4.00%**, 11/10/11, Callable 11/10/05 @ 100*	747,102
100,000	3.50%**, 2/24/12, Continuously Callable @ 100*	98,553
1,000,000	5.00%**, 9/24/13, Callable 12/24/05 @ 100*	999,760

Shares or Principal Amount	Security Description	Value
U.S. Government Agencies, continued:
Fannie Mae, continued:
$1,000,000	5.00%**, 4/11/14, Callable 4/11/06 @ 100*	$999,870
750,000	5.00%**, 11/28/14, Callable 11/28/05 @ 100*	751,095

		9,264,222

Federal Farm Credit Bank (1.2%):
100,000	3.00%, 5/28/08, Continuously Callable @ 100*	97,189
1,000,000	3.97%, 6/17/08, Continuously Callable @ 100*	983,024

		1,080,213

Federal Home Loan Bank (16.3%):
2,000,000	3.00%, 5/15/06	1,987,323
300,000	3.50%, 8/15/06	298,716
500,000	3.09%, 4/30/07, Callable 10/30/05 @ 100*	492,508
500,000	3.95%**, 9/24/07	498,873
100,000	3.05%, 1/23/08, Callabe 10/23/05 @ 100*	97,652
100,000	3.70%, 3/10/08, Continuously Callable @ 100*	98,939
250,000	3.02%, 3/12/08, Callable 12/12/05 @ 100*	243,609
65,000	3.63%, 4/23/08, Continuously Callable @ 100*	64,147
180,000	4.10%, 7/14/08, Continuously Callable @ 100*	177,800
100,000	3.51%, 8/4/08, Continuously Callable @ 100*	98,294
100,000	4.13%, 8/4/08, Continuously Callable @ 100*	98,698
50,000	4.13%, 8/5/08, Continuously Callable @ 100*	49,402
181,818	3.80%, 8/11/08, Continuously Callable @ 100*	179,913
50,000	4.00%, 8/13/08, Continuously Callable @ 100*	49,682
450,000	3.75%, 8/15/08	445,517
120,000	3.50%, 12/12/08, Callable 12/12/05 @ 100*	117,624
100,000	3.00%**, 12/19/08, Callable 9/19/05 @ 100*	98,230
150,000	3.50%**, 12/26/08, Callable 9/26/05 @ 100*	146,975
150,000	4.00%, 12/26/08, Callable 7/26/06 @ 100*	149,754

Continued

AMERICAN PERFORMANCE FUNDS

Intermediate Bond Fund

Schedule of Portfolio Investments, Continued

August 31, 2005

Shares or Principal Amount	Security Description	Value
U.S. Government Agencies, continued:
Federal Home Loan Bank, continued:
$550,000	3.00%**, 12/30/08, Callable 12/30/05 @ 100*	$545,511
100,000	3.60%, 4/8/09, Continuously Callable @ 100*	98,024
100,000	3.00%**, 4/29/09, Callable 10/29/05 @ 100*	98,766
250,000	3.00%**, 4/29/09, Callable 10/29/05 @ 100*	245,423
2,500,000	3.50%, 6/19/09, Callable 9/19/05 @ 100*	2,439,267
500,000	4.00%**, 3/17/10, Callable 12/17/05 @ 100*	497,190
900,000	4.00%**, 4/12/10, Callable 10/12/05 @ 100*	899,375
250,000	2.50%**, 7/30/10, Callable 1/30/06 @ 100*	248,364
500,000	3.00%**, 9/15/10, Callable 9/15/05 @ 100*	499,799
500,000	4.00%**, 12/9/11, Callable 12/9/05 @ 100*	497,414
2,590,000	5.25%, 8/22/12, Callable 8/22/06 @ 100*	2,603,521
200,000	4.25%**, 6/26/13, Callable 9/26/05 @ 100*	197,468
555,556	4.75%**, 4/30/14, Callable 10/30/05 @ 100*	555,532

		14,819,310

Freddie Mac (8.5%):
2,550,000	2.63%, 5/19/06	2,521,569
500,000	3.05%, 1/19/07	493,803
100,000	3.38%, 4/23/08, Continuously Callable @ 100*	98,242
200,000	3.00%**, 6/18/08, Callable 12/18/05 @ 100*	197,888
150,000	3.00%**, 12/15/08, Callable 12/15/05 @ 100*	148,869
1,000,000	5.00%, 9/1/09, Callable 3/01/06 @ 100*	1,003,750
200,000	4.00%**, 12/15/10, Continuously Callable @ 100*	199,675
500,000	4.55%, 1/20/11, Callable 1/20/06 @ 100*	500,357
100,000	3.25%**, 3/15/11, Continuously Callable @ 100*	98,399

Shares or Principal Amount	Security Description	Value
U.S. Government Agencies, continued:
Freddie Mac, continued:
$10,000	6.38%, 8/1/11, Callable 8/1/06 @ 100*	$10,127
500,000	4.00%**, 2/10/12, Callable 11/10/05 @ 100*	497,004
150,000	4.00%**, 9/17/12, Continuously Callable @ 100*	148,406
100,000	4.13%**, 10/15/13, Continuously Callable @ 100*	99,618
1,000,000	4.00%, 10/28/13, Callable 10/28/05 @ 100*	987,410
750,000	5.13%, 11/7/13, Callable 11/7/05 @ 100*	751,151

		7,756,268

Total U.S. Government Agencies (Cost $33,041,672)		32,920,013

U.S. Treasury Bonds (3.8%):
1,500,000	5.50%, 8/15/28	1,757,579
1,500,000	5.38%, 2/15/31	1,758,633

Total U.S. Treasury Bonds (Cost $3,119,871)		3,516,212

U.S. Treasury Notes (9.8%):
2,800,000	3.50%, 11/15/06	2,790,046
1,750,000	3.00%, 12/31/06	1,731,270
2,000,000	3.25%, 8/15/08	1,967,656
5,000	3.13%, 4/15/09	4,878
1,000,000	3.63%, 7/15/09	991,797
500,000	4.25%, 8/15/13	509,219
1,000,000	4.13%, 5/15/15	1,006,445

Total U.S. Treasury Notes (Cost $9,042,662)		9,001,311

Investments in Affiliates (5.9%):
Investment Companies (5.9%):
3,339,746	American Performance Institutional Cash Management Fund	3,339,746
2,014,556	American Performance U.S. Treasury Fund	2,014,556

Total Investments in Affiliates (Cost $5,354,302)		5,354,302

Total Investments (Cost $91,735,164)(a)—101.0%		92,346,106
Liabilities in excess of other assets—(1.0)%		(879,051)

Net Assets—100.0%		$91,467,055

Continued

AMERICAN PERFORMANCE FUNDS

Intermediate Bond Fund

Schedule of Portfolio Investments, Continued

August 31, 2005

(a)	Represents cost for financial reporting purposes and differs from cost basis for federal income tax purposes by $66,029 for differences between book and tax amortization methods for premium and market discounts. Cost for federal income tax purposes differs from value by net unrealized appreciation of securities as follows:

Unrealized appreciation	$1,233,522
Unrealized depreciation	(556,551)

Net unrealized appreciation	$676,971

(b)	Represents an illiquid security

Issue Description	Acquisition Date	Cost	Value per Share	Percent of Fund Net Assets
ACLC Business Loan Receivables Trust, Series 1998-1, Class A11, 6.44%, 9/15/19	12/24/2003	$463,558	$0.99	0.52%
ACLC Business Loan Receivables Trust, Series 1998-2, Class A3, 6.69%, 4/15/20	7/15/2003	382,813	0.96	0.44%
ACLC Business Loan Receivables Trust, Series 2000-1, Class A3F, 8.03%, 10/15/21	7/30/2003	713,145	0.98	0.74%
Atherton Franchisee Loan Funding, Series 1999-A, Class A2, 7.23%, 4/15/12	9/24/2003	698,653	1.02	0.84%
Atherton Franchisee Loan Funding, Series 1998-A, Class A2, 6.72%, 5/15/20	8/12/2003	184,267	1.00	0.22%
Atherton Franchisee Loan Funding, Series 1998-A, Class B, 6.85%, 5/15/20	7/7/2003	405,000	0.91	0.50%
Captec Franchise Trust, Series 2000-1, Class A1, 7.89%, 10/15/10	7/21/2003	457,050	1.01	0.51%
Captec Franchise Trust, Series 2000-1, Class A2, 8.16%, 6/15/13	10/15/2003	767,500	0.89	0.98%
Peachtree Franchise Loan LLC, Series 1999-A, Class A1, 6.68%, 1/15/21	10/29/2003	934,032	1.02	1.07%

(c)	Represents a restricted security, purchased under Rule 144A, Section 4(2), which is exempt from registration under the Securities Act of 1933, as amended.

(d)	Issuer filed bankruptcy after the Fund’s fiscal year end.

*	Represents next call date. Additional subsequent call dates and amounts may apply to this security.

**	Variable rate investments. The rate presented is the rate in effect at August 31, 2005. The date presented reflects the final maturity date.

AMBAC—American Municipal Bond Assurance Corporation

FGIC—Financial Guaranty Insurance Corporation

FSA—Financial Security Assurance

GO—General Obligations Bond

The Fund holds a significant number of securities with long-term maturities. The investment advisor’s intent is to keep the Fund’s effective maturity between 3-10 years.

See notes to financial statements.

AMERICAN PERFORMANCE FUNDS

Bond Fund

Schedule of Portfolio Investments

August 31, 2005

Shares or Principal Amount	Security Description	Value
Asset Backed Securities(b)(c) (6.8%):
$477,895	ACLC Business Loan Receivables, Series 1998-1, Class A1I, 6.44%, 9/15/19	$474,012
209,126	ACLC Business Loan Receivables, Series 1998-2, Class A3, 6.69%, 4/15/20	200,761
569,180	ACLC Business Loan Receivables, Series 2000-1, Class A3F, 8.03%, 10/15/21	557,085
536,600	Atherton Franchisee Loan Funding, Series 1999-A, Class A2, 7.23%, 4/15/12	546,449
198,136	Atherton Franchisee Loan Funding, Series 1998-A, Class A2, 6.72%, 5/15/20	198,442
250,000	Atherton Franchisee Loan Funding, Series 1998-A, Class B, 6.85%, 5/15/20	228,340
298,201	Captec Franchise Trust, Series 2000-1, Class A1, 7.89%, 10/15/10	302,115
500,000	Captec Franchise Trust, Series 2000-1, Class A2, 8.16%, 6/15/13	446,758
520,759	Peachtree Franchise Loan LLC, Series 1999-A, Class A1, 6.68%, 1/15/21	531,763

Total Asset Backed Securities (Cost $3,312,211)		3,485,725

Mortgage Backed Securities (16.1%):
525,000	ABFS Mortgage Loan Trust, Series 2002-1 , Class A5, 6.51%, 12/15/32	538,506
6,073	Chase Mortgage Finance Corp., Series 2002-S8, Class 2A1, 6.50%, 8/25/29	6,056
384,145	Citicorp Mortgage Securities, Inc., 5.25%, Series 2004-9, Class 1A9, 12/25/34	385,105
65,302	Credit Suisse First Boston Mortgage Securities Corp., Series 2002-5, Class 2A1, 6.00%, 2/25/17	66,231
159,936	Credit Suisse First Boston Mortgage Securities Corp., Series 2003-23, Class 8A1, 5.00%, 9/25/18	159,071
58,460	Credit Suisse First Boston Mortgage Securities Corp., Series 2002-34, Class 2A1, 5.00%, 12/25/32	58,384

Shares or Principal Amount	Security Description	Value
Mortgage Backed Securities, continued:
$235,795	Credit Suisse First Boston Mortgage Securities Corp., Series 2003-11, Class 1A3, 4.50%, 6/25/33	$235,231
328,995	Credit Suisse First Boston Mortgage Securities Corp., Series 2003-21, Class 3A1, 5.50%, 8/25/33	328,479
162,454	Fannie Mae, Series 1991-171, Class J, 8.00%, 12/25/21	171,087
154,696	Fannie Mae, Series 1993-82, Class H, 7.00%, 5/25/23	162,014
23,208	Fannie Mae, Series 1997-42, Class EN, 7.25%, 7/18/27	23,978
60,889	Fannie Mae, Series 1998-36, Class ZB, 6.00%, 7/18/28	62,601
41,346	Fannie Mae, Series 2001-60, Class PM, 6.00%, 3/25/30	41,548
16,610	Fannie Mae, Series 2001-61, Class PE, 6.50%, 10/25/30	16,627
520,750	Fannie Mae, 4.97%**, 2/1/33, Pool #683235	519,519
42,135	First Nationwide Trust, Series 2001-3, Class 1A1, 6.75%, 8/21/31	42,315
203,361	Freddie Mac, 6.50%, 12/1/11, Pool #E20275	210,573
141,443	Freddie Mac, Series 1688, Class W, 7.25%, 3/15/14	151,829
101,656	Freddie Mac, Series 2590, Class AQ, 4.25%, 3/15/18	99,645
142	Freddie Mac, Series 194, Class E, 7.00%, 9/15/21	142
2,617	Freddie Mac, Series 1255, Class H, 8.50%, 4/15/22	2,621
45,192	Freddie Mac, Series 1281, Class I, 8.00%, 5/15/22	46,439
19,407	Freddie Mac, Series 54, Class C, 7.75%, 3/18/25	19,987
451,941	Freddie Mac, Series 2503 Class JD, 5.50%, 3/15/26	453,277
62,750	Freddie Mac, Series 2061, Class TA, 5.25%, 10/15/27	62,766
606,773	Freddie Mac, Series 1999, Class PU, 7.00%, 10/15/27	633,247
7,789	Freddie Mac, Series 2400, Class MW, 6.50%, 10/15/30	7,780
101,145	Freddie Mac, Series 2462, Class JE, 6.50%, 11/15/30	102,031

Continued

AMERICAN PERFORMANCE FUNDS

Bond Fund

Schedule of Portfolio Investments, Continued

August 31, 2005

Shares or Principal Amount	Security Description	Value
Mortgage Backed Securities, continued:
$270,056	Freddie Mac, Series 2278, Class H, 6.50%, 1/15/31	$275,832
7,484	Freddie Mac, Series 2422, Class MC, 6.50%, 4/15/31	7,513
2,646	Government National Mortgage Assoc., 10.50%, 11/15/15, Pool #268347	2,979
1,275	Government National Mortgage Assoc., 9.00%, 10/15/20, Pool #289412	1,399
18,019	Government National Mortgage Assoc., 9.00%, 7/15/21, Pool #308511	19,799
42,655	Government National Mortgage Assoc., 7.00%, 9/15/23, Pool #347688	45,098
53,755	Government National Mortgage Assoc., 7.50%, 11/15/23, Pool #354701	57,571
8,889	Government National Mortgage Assoc., 7.50%, 12/15/25, Pool #401510	9,490
84,051	Government National Mortgage Assoc., 8.00%, 5/15/26, Pool #428480	90,359
1,601	Government National Mortgage Assoc., 8.00%, 6/15/26, Pool #426149	1,721
9,980	Government National Mortgage Assoc., Series 1996-15, Class H, 7.50%, 8/16/26	10,424
53,731	Government National Mortgage Assoc., Series 1996-20, Class J, 7.50%, 9/20/26	56,181
18,875	Government National Mortgage Assoc., Series 1998-1, Class PD, 6.25%, 8/20/27	18,894
126,462	Government National Mortgage Assoc., 7.00%, 7/15/29, Pool #490215	133,122
304,564	GSR Mortgage Loan Trust, Series 2002-3F, Class 1AA, 6.00%, 8/25/16	304,001
448,225	Residential Asset Mortgage Products, Inc., Series 2003-SL1, Class A11, 7.13%, 3/25/16	459,266

Shares or Principal Amount	Security Description	Value
Mortgage Backed Securities, continued:
$451,882	Salomon Brothers Mortgage Securities, Series 2002-UST1, Class A1, 6.50%, 9/25/16	$451,440
2,000	Structured Asset Securities Corp., 6.75%, Series 2001-6, Class A4 5/25/31	1,996
51,000	Structured Asset Securities Corp., Series 2002-15, Class A4, 6.00%, 8/25/32	51,063
439,563	Structured Asset Securities Corporation, 5.50%, Series 2004-3, Class 3A1, 3/25/19	431,631
180,485	Structured Mortgage Asset Residential Trust, Series 2003-1, Class 2A1, 6.00%, 2/25/18	183,381
35,282	Washington Mutual MSC Mortgage, Series 2001-MS15, Class 2A2, 6.00%, 1/25/17	35,184
67,574	Washington Mutual MSC Mortgage, Series 2002-MS9, Class 2A2, 5.25%, 12/25/17	68,134
612,713	Wells Fargo Mortgage Backed Securities, Series 2004-5, Class 1A1, 5.00%, 6/25/19	614,785
87,637	Wells Fargo Mortgage Backed Securities, Series 2004-7, Class 2A2, 5.00%, 7/25/19	87,719
250,000	Wells Fargo Mortgage Backed Securities Trust, Series 2003-2, Class A6, 5.25%, 2/25/18	251,608
7,860	Wells Fargo Mortgage Backed Securities Trust, Series 2002-18, Class 1A3, 6.00%, 12/25/32	7,840

Total Mortgage Backed Securities (Cost $8,289,031)		8,285,519

Corporate Bonds (17.2%):
Airlines (0.4%):
200,000	Delta Air Lines, 6.42%, 7/2/12(d)	207,972

Banking (0.8%):
381,000	JPMorgan Chase & Co., 7.00%, 11/15/09	417,594

Brokerage Services (3.0%):
200,000	Bear Stearns Co., Inc., 7.00%, 9/24/21	202,526
500,000	Goldman Sachs Group, Inc., 6.13%, 2/15/33	539,906

Continued

AMERICAN PERFORMANCE FUNDS

Bond Fund

Schedule of Portfolio Investments, Continued

August 31, 2005

Shares or Principal Amount	Security Description	Value
Corporate Bonds, continued:
Brokerage Services, continued:
$700,000	Merrill Lynch & Co., Inc., 6.50%, 7/15/18	$802,375

		1,544,807

Financial Services (10.2%):
100,000	American International Group Inc., 4.25%, 5/15/13	97,415
500,000	General Electric Capital Corp., 7.50%, 6/15/09	553,496
545,000	General Electric Capital Corp., 5.45%, 1/15/13	574,696
150,000	Household Finance Corp., 6.50%, 11/15/08	159,326
145,000	Household Finance Corp., 7.25%, 6/15/17	145,402
135,000	Household Finance Corp., 7.63%, 10/15/17	135,239
5,000	Household Finance Corp., 7.50%, 3/15/22, Callable 3/15/07 @100*	5,123
13,000	Household Finance Corp., 7.60%, 4/15/22, Callable 4/15/07 @100*	13,370
20,000	Household Finance Corp., 7.30%, 5/15/22, Callable 5/15/07 @100*	20,475
281,000	Household Finance Corp., 7.40%, 8/15/22	289,666
240,000	Household Finance Corp., 7.45%, 8/15/22, Callable 8/15/07 @100*	247,694
500,000	I-Preferred Term Securities, 5.45%**, 12/11/32, Callable 12/11/07 @ 100*(c)	500,000
1,000,000	Preferred Term Securities IX, 5.27%**, 4/3/33, Callable 4/3/08 @ 100*(c)	1,000,000
500,000	Preferred Term Securities XI, 5.02%**, 9/24/33, Callable 9/24/08 @ 100*(c)	500,000
1,000,000	Preferred Term Securities XV, 5.00%**, 9/24/34, Callable 9/26/09 @100*(c)	1,000,000

		5,241,902

Telecommunications (2.8%):
1,000,000	Alltel Corp., 7.00%, 3/15/16	1,157,942
126,000	Qwest Corp., 6.88%, 9/15/33, Callable 11/7/05 @ 101.76*	128,225
135,000	Qwest Corp., 6.88%, 9/15/33	137,384

		1,423,551

Total Corporate Bonds (Cost $8,458,292)		8,835,826

Shares or Principal Amount	Security Description	Value
Taxable Municipal Bonds (7.6%):
California (0.8%):
$400,000	Monrovia Redevelopment Agency Tax Allocation, 6.90%, 5/1/17, Callable 5/1/08 @ 102*, Insured by: AMBAC	$428,500

Colorado (2.5%):
1,195,000	Boulder County Colorado Development Revenue, Series B, 7.63%, 9/1/21, Callable 9/1/07 @ 100*, Insured by: AMBAC	1,281,637

Georgia (2.1%):
1,000,000	Atlanta & Fulton County Georgia Recreational Authority Revenue, Downtown Arena Project, 7.00%, 12/1/28, Callable 12/1/07 @ 102*, Insured by: FSA	1,077,500

Missouri (1.9%):
905,000	St. Louis Missouri Municipal Finance Corp., Firemens’ Retirement System Revenue, 6.55%, 8/1/09, Insured by: MBIA	979,663

Wisconsin (0.3%):
135,000	Wisconsin State, GO, Series D, 6.90%, 11/1/11, Callable 11/1/08 @ 100*	136,688

Total Taxable Municipal Bonds (Cost $3,618,012)		3,903,988

U.S. Government Agencies (31.4%):
Fannie Mae (11.1%):
1,000,000	2.63%, 9/29/06	985,879
500,000	4.50%**, 7/6/10, Callable: 10/06/05 @ 100*	498,310
500,000	4.00%**, 7/28/10, Callable: 1/28/06 @ 100*	497,405
500,000	4.00%, 11/10/11, Callable 11/10/05 @ 100*	498,068
250,000	4.13%, 9/14/12, Callable 12/14/05 @ 100*	249,063
1,250,000	4.16%, 6/11/13, Callable 12/11/05 @ 100*	1,221,158
750,000	5.00%**, 9/24/13, Callable: 12/24/05 @ 100*	749,820
500,000	5.00%**, 4/11/14, Callable 4/11/06 @ 100*	499,935
500,000	5.00%**, 11/28/14, Callable: 11/28/05 @ 100*	500,730

		5,700,368

Continued

AMERICAN PERFORMANCE FUNDS

Bond Fund

Schedule of Portfolio Investments, Continued

August 31, 2005

Shares or Principal Amount	Security Description	Value
U.S. Government Agencies, continued:
Federal Farm Credit Bank (0.5%):
$250,000	3.97%, 6/17/08, Continuously Callable @ 100*	$245,756

Federal Home Loan Bank (8.4%):
100,000	3.30%, 5/28/08, Continuously Callable @ 100	97,928
140,000	2.75%**, 6/26/08, Callable 9/26/05 @ 100*	137,919
100,000	3.35%, 7/30/08, Callable 10/30/05 @ 100	97,923
150,000	4.00%**, 12/26/08, Callable 7/26/06 @ 100*	149,754
300,000	2.50%**, 4/15/09, Callable 10/15/05 @ 100*	296,403
250,000	4.00%**, 4/12/10, Callable: 10/12/05 @ 100*	249,827
135,000	3.00%**, 7/16/10, Callable 10/16/05 @ 100*	132,038
350,000	5.00%, 4/30/12, Callable 10/30/05 @100*	350,080
1,400,000	5.25%, 8/22/12, Continuously Callable @ 100*	1,407,311
100,000	4.00%**, 7/30/13, Callable 10/30/05 @ 100*	99,729
500,000	4.00%**, 2/27/14, Callable: 2/27/06 @ 100*	497,384
420,000	4.00%**, 3/24/14, Callable 9/24/05 @100*	416,944
194,444	4.75%**, 4/30/14, Callable: 10/30/05 @ 100*	194,436
200,000	5.28%, 10/17/14, Callable 10/17/05 @ 100*	200,304

		4,327,980

Freddie Mac (11.4%):
1,000,000	2.63%, 5/19/06	988,851
200,000	3.50%, 4/1/09, Callable 10/1/05 @ 100	195,750
102,000	3.15%, 7/15/09, Continuously Callable @ 100	98,399
100,000	3.38%**, 11/30/10, Continuously Callable @ 100*	99,700

Shares or Principal Amount	Security Description	Value
U.S. Government Agencies, continued:
Freddie Mac, continued:
$500,000	4.55%, 1/20/11, Callable 1/20/06 @ 100*	$500,357
500,000	4.75%, 10/11/12, Callable 10/11/05 @ 100*	500,209
1,500,000	4.63%, 5/28/13, Callable 11/28/05 @100*	1,476,812
1,000,000	5.30%, 7/29/13, Continuously Callable @ 100	1,000,138
500,000	4.00%, 10/28/13, Callable 10/28/05 @ 100*	493,705
500,000	5.13%, 11/7/13, Callable 11/7/05 @ 100*	500,768

		5,854,689

Total U.S. Government Agencies (Cost $16,159,259)		16,128,792

U.S. Treasury Bonds (4.6%):
1,000,000	5.50%, 8/15/28	1,171,719
1,000,000	5.38%, 2/15/31	1,172,422

Total U.S. Treasury Bonds (Cost $2,042,653)		2,344,141

U.S. Treasury Notes (11.0%):
1,500,000	4.00%, 3/15/10	1,508,438
1,000,000	5.00%, 8/15/11	1,058,240
2,000,000	4.25%, 8/15/13	2,036,876
1,050,000	4.13%, 5/15/15	1,056,766

Total U.S. Treasury Notes (Cost $5,559,788)		5,660,320

Investments in Affiliates (4.6%):
Investment Companies (4.6%):
1,351,422	American Performance Institutional Cash Management Fund	1,351,422
1,004,734	American Performance U.S. Treasury Fund	1,004,734

Total Investments in Affiliates (Cost $2,356,156)		2,356,156

Total Investments (Cost $49,795,402)(a)—99.3%		51,000,468
Other assets in excess of liabilities—0.7%		372,058

Net Assets—100.0%		$51,372,526

Continued

AMERICAN PERFORMANCE FUNDS

Bond Fund

Schedule of Portfolio Investments, Continued

August 31, 2005

See notes to financial statements.

(a)	Represents cost for financial reporting purposes and differs from cost basis for federal income tax purposes by the amount of losses recognized for financial reporting in excess of federal income tax reporting of $18,796 and $24,119 for differences between book and tax amortization methods for premium and market discounts. Cost for federal income tax purposes differs from value by net unrealized appreciation of securities as follows:

Unrealized appreciation	$1,338,581
Unrealized depreciation	(176,430)

Net unrealized appreciation	$1,162,151

(b)	Represents an illiquid security

Issue Description	Acquisition Date	Cost	Value per Share	Percent of Fund Net Assets
ACLC Business Loan Receivables Trust, Series 1998-1, Class A11, 6.44%, 9/15/19	12/24/2003	$463,558	$0.99	0.92%
ACLC Business Loan Receivables Trust, Series 1998-2, Class A3, 6.69%, 4/15/20	7/15/2003	192,134	0.96	0.39%
ACLC Business Loan Receivables Trust, Series 2000-1, Class A3F, 8.03%, 10/15/21	7/30/2003	556,873	0.98	1.08%
Atherton Franchisee Loan Funding, Series 1999-A, Class A2, 7.23%, 4/15/12	9/24/2003	499,038	1.02	1.06%
Atherton Franchisee Loan Funding, Series 1998-A, Class A2, 6.72%, 5/15/20	8/12/2003	184,267	1.00	0.39%
Atherton Franchisee Loan Funding, Series 1998-A, Class B, 6.85%, 5/15/20	7/7/2003	202,500	0.91	0.44%
Captec Franchise Trust, Series 2000-1, Class A1, 7.89%, 10/15/10	7/21/2003	297,083	1.01	0.59%
Captec Franchise Trust, Series 2000-1, Class A2, 8.16%, 6/15/13	10/15/2003	383,750	0.89	0.87%
Peachtree Franchise Loan LLC, Series 1999-A, Class A1, 6.68%, 1/15/21	10/29/2003	505,774	1.02	1.04%

(c)	Represents a restricted security, purchased under Rule 144A, Section 4(2), which is exempt from registration under the Securities Act of 1933, as amended.

(d)	Issuer filed bankruptcy after the Fund’s fiscal year end.

*	Represents next call date. Additional subsequent call dates and amounts also apply to this security.

**	Represents Variable rate investments. The rate presented on the Schedule of Portfolio Investments is the rate in effect at August 31, 2005. The date presented reflects the final maturity date.

AMBAC—American Municipal Bond Assurance Corp.

FSA—Financial Security Assurance

GO—General Obligations Bond

MBIA—Municipal Bond Insurance Association

AMERICAN PERFORMANCE FUNDS

Balanced Fund

Schedule of Portfolio Investments

August 31, 2005

Shares or Principal Amount	Security Description	Value
Common Stocks (45.7%):
Advertising (0.0%):
20	ADVO, Inc.	$655
350	Vertrue, Inc.(b)	12,085

		12,740

Aerospace/Defense (0.9%):
460	Armor Holdings, Inc.(b)	19,509
1,500	B. F. Goodrich Co.	68,730
870	Cubic Corp.	16,052
330	Curtiss-Wright Corp.	21,305
370	Esterline Technologies Corp.(b)	16,151
240	FEI Co.(b)	5,023
740	FLIR Systems, Inc.(b)	23,895
400	General Dynamics Corp.	45,836
400	Littlefuse, Inc.(b)	11,128
2,540	Lockheed Martin Corp.	158,089
750	Moog, Inc.(b)	23,633
1,500	Northrop Grumman Corp.	84,135
4,100	Raytheon Co.	160,801
2,300	The Boeing Co.	154,145

		808,432

Airlines (0.0%):
670	Mesa Air Group, Inc.(b)	5,293
1,150	SkyWest, Inc.	27,267

		32,560

Apparel/Footwear (0.2%):
460	Brown Shoe Co., Inc.	16,468
560	Genesco, Inc.(b)	22,238
960	Hot Topic, Inc.(b)	14,880
740	K-Swiss, Inc., Class A	22,673
550	Kellwood Co.	13,464
130	Oxford Industries, Inc.	6,065
1,000	Quiksilver, Inc.(b)	15,250
570	Russell Corp.	10,368
530	Steven Madden, Ltd.(b)	12,429
1,620	Stride Rite Corp.	20,898
170	Timberland Co.(b)	5,608
1,150	Wolverine World Wide, Inc.	24,230

		184,571

Automotive Parts (0.7%):
590	A.O. Smith Corp.	16,603
540	American Axle & Manufacturing Holdings, Inc.	14,018
2,500	AutoZone, Inc.(b)	236,250
770	CLARCOR, Inc.	21,791
510	Group 1 Automotive, Inc.(b)	15,096
300	Navistar International Corp.(b)	9,588
540	Oshkosh Truck Corp.	21,659
3,600	Paccar, Inc.	252,289
260	Strattec Security Corp.(b)	13,447

		600,741

Shares or Principal Amount	Security Description	Value
Common Stocks, continued:
Banking (3.4%):
1,390	Amgey Bancorp, Inc.	$31,233
1,050	BancorpSouth, Inc.	23,615
16,240	Bank of America Corp.	698,807
460	Bank of the Ozarks, Inc.	15,341
440	Capital Crossing Bank(b)	16,394
830	Chittenden Corp.	22,377
19,640	Citigroup, Inc.	859,643
630	Columbia Banking System, Inc.	16,619
400	Corus Bankshares, Inc.	23,276
1,190	Dime Community Bancshares, Inc.	18,100
320	Downey Financial Corp.	20,282
690	East West Bancorp, Inc.	23,419
810	First Niagara Financial Group, Inc.	11,478
540	Hancock Holding Co.	17,766
630	Hudson United Bancorp	26,618
400	Independence Community Bank Corp.	13,680
470	Irwin Financial Corp.	9,870
13,350	JPMorgan Chase & Co.	452,432
820	Mid-State Bancshares	23,362
820	NewAlliance Bancshares, Inc.	11,931
820	Prosperity Bancshares, Inc.	23,960
430	Sterling Bancshares, Inc.	6,446
680	Suffolk Bancorp	20,862
1,800	TrustCo Bank Corp.	23,940
4,790	U.S. Bancorp	139,964
990	Umpqua Holdings Corp.	24,107
5,360	Wachovia Corp.	265,963
1,480	Washington Mutual, Inc.	61,538
4,020	Wells Fargo & Co.	239,672
720	Wilshire Bancorp, Inc.	10,526

		3,153,221

Beverages (0.8%):
1,900	Anheuser Busch Co., Inc.	84,189
12,600	Coca Cola Enterprises, Inc.	281,610
1,000	Constellation Brands, Inc.(b)	27,520
4,100	Pepsi Bottling Group, Inc.	120,868
3,300	PepsiCo, Inc.	181,005

		695,192

Broadcasting/Cable (0.9%):
540	4Kids Entertainment, Inc.(b)	9,299
21,220	Comcast Corp. Class A Special(b)	640,419
1,050	Cox Radio, Inc.(b)	16,265
4,000	EchoStar Communications Corp.(b)	119,720

		785,703

Building—Residential/Commercial (0.1%):
1,330	D.R. Horton, Inc.	49,104

Continued

AMERICAN PERFORMANCE FUNDS

Balanced Fund

Schedule of Portfolio Investments, Continued

August 31, 2005

Shares or Principal Amount	Security Description	Value
Common Stocks, continued:
Building Materials (0.2%):
970	ABM Industries, Inc.	$19,235
280	Building Materials Holding Corp.	26,174
210	Florida Rock Industries, Inc.	11,886
510	Genlyte Group, Inc.(b)	25,097
110	Griffon Corp.(b)	2,820
370	Hughes Supply, Inc.	11,711
630	Simpson Manufacturing Co., Inc.	23,455
480	USG Corp.(b)	30,168

		150,546

Business Equipment & Services (0.7%):
540	Administaff, Inc.	19,424
1,700	Affiliated Computer Services, Inc., Class A(b)	88,314
390	CDI Corp.	10,511
20	Checkpoint Systems, Inc.(b)	437
900	Cintas Corp.	37,125
480	Convergys Corp.(b)	6,826
600	Digital Insight Corp.(b)	16,224
870	EPIQ Systems, Inc.(b)	15,973
800	Equifax, Inc.	26,432
300	Fiserv, Inc.(b)	13,461
310	FTI Consulting, Inc.(b)	7,719
340	Global Payments, Inc.	22,365
710	iPass, Inc.(b)	3,962
600	Labor Ready, Inc.(b)	13,632
330	LECG Corp.(b)	7,600
600	MAXIMUS, Inc.	22,596
280	NDCHealth Corp.	5,267
1,190	OCA, Inc.(b)	1,547
5,500	Pitney Bowes, Inc.	237,874
330	SOURCECORP, Inc.(b)	6,762
610	Spherion Corp.(b)	4,496
280	StarTek, Inc.	3,755
1,050	Tetra Tech, Inc.(b)	16,559
500	United Stationers, Inc.(b)	23,450
390	Volt Information Sciences, Inc.(b)	8,853
890	Watson Wyatt & Co. Holdings	24,270

		645,434

Chemicals (0.6%):
820	A. Schulman, Inc.	14,932
1,830	Air Products & Chemicals, Inc.	101,382
4,650	Dow Chemical Co.	200,880
3,000	Eastman Chemical Co.	143,910
680	Fuller (H. B.) Co.	22,311
300	Georgia Gulf Corp.	8,370
420	Lubrizol Corp.	17,367
1,840	Wellman, Inc.	12,788

		521,940

Shares or Principal Amount	Security Description	Value
Common Stocks, continued:
Commercial Services (0.0%):
660	Aaron Rents, Inc.	$14,619
390	NCO Group, Inc.(b)	8,182

		22,801

Computer Software & Services (2.4%):
733	Activision, Inc(b)	16,383
1,800	Adobe Systems, Inc.	48,672
610	ANSYS, Inc.(b)	23,028
740	Brady Corp.	23,095
340	CACI International, Inc., Class A(b)	21,298
440	Carreker-Antinori Corp.(b)	2,803
390	Catapult Communications Corp.(b)	6,209
580	CIBER, Inc.(b)	4,547
410	Cognex Corp.	12,198
12	Computer Associates International, Inc.	324
1,060	Computer Sciences Corp.(b)	47,223
860	Dendrite International, Inc.(b)	15,575
800	eBay, Inc.(b)	32,392
650	FactSet Research Systems, Inc.	22,750
620	FileNET Corp.(b)	16,473
290	Hyperion Solutions Corp.(b)	12,577
710	Internet Security Systems, Inc.(b)	16,131
400	JDA Software Group, Inc.(b)	5,660
650	Mantech International Corp.(b)	20,157
32,700	Microsoft Corp.	895,979
290	MRO Software, Inc(b)	4,892
36,960	Oracle Corp.(b)	479,371
800	Progress Software Corp.(b)	24,528
580	Serena Software, Inc.(b)	10,950
440	Sybase, Inc.(b)	9,825
835	Take-Two Interactive Software, Inc.(b)	19,873
680	THQ, Inc.(b)	22,855
670	Verity, Inc.(b)	6,713
610	WebEx Communications, Inc.(b)	15,726
19,000	WebMD Corp.(b)	208,240
3,600	Yahoo!, Inc.(b)	120,024

		2,166,471

Computers & Peripherals (2.1%):
470	Anixter International, Inc.(b)	17,945
8,500	Apple Computer, Inc.(b)	398,905
104	Avid Technology, Inc.(b)	3,895
450	Black Box Corp.	19,337
13,100	Cisco Systems, Inc.(b)	230,822
11,100	Dell Computer Corp.(b)	395,160
6,350	EMC Corp.(b)	81,661
5,500	Hewlett-Packard Co.	152,680
320	Hutchinson Technology, Inc.(b)	8,448
5,100	International Business Machines Corp.	411,162
640	Komag, Inc.(b)	21,350

Continued

AMERICAN PERFORMANCE FUNDS

Balanced Fund

Schedule of Portfolio Investments, Continued

August 31, 2005

Shares or Principal Amount	Security Description	Value
Common Stocks, continued:
Computers & Peripherals, continued:
440	Mercury Computer Systems, Inc.(b)	$11,497
3,900	Nvidia Corp.(b)	119,652
140	Paxar Corp.(b)	2,633
440	Planar Systems, Inc.(b)	3,375
180	ScanSource, Inc.(b)	8,039

		1,886,561

Construction (0.1%):
130	EMCOR Group, Inc.(b)	7,168
295	MDC Holdings, Inc.	22,532
30	NVR, Inc.(b)	26,551
290	URS Corp.(b)	10,927

		67,178

Consumer Products (0.6%):
400	Clorox Co.	23,028
2,540	Colgate-Palmolive Co.	133,350
790	Delta & Pine Land Co.	20,248
200	Fortune Brands, Inc.	17,396
960	Fossil, Inc.(b)	21,110
740	Nautilus Group, Inc.	19,040
5,200	Procter & Gamble Co.	288,496
680	Russ Berrie & Company, Inc.	11,390
580	Stanley Furniture Co., Inc.	15,550

		549,608

Containers—Paper/Plastic (0.0%):
600	Bemis Co.	15,690

Cosmetics & Toiletries (0.0%):
800	Alberto Culver Co., Class B	34,360

Diversified Manufacturing Operations (2.5%):
2,300	3M Co.	163,645
620	Albany International Corp., Class A	22,332
460	AptarGroup, Inc.	22,876
470	Briggs & Stratton Corp., Class A	17,343
60	Carbo Ceramics, Inc.	3,610
1,300	Cooper Industries, Ltd., Class A	86,372
3,000	Cummins Engine, Inc.	259,410
400	Eaton Corp.	25,568
38,990	General Electric Co.	1,310,453
610	Gentek, Inc	8,674
130	Hillenbrand Industry, Inc.	6,470
1,340	Johnson Controls, Inc.	80,373
1,020	Lennox International, Inc.	24,878
100	Parker-Hannifin Corp.	6,444
860	Tredegar Corp.	10,681
6,490	Tyco International, Ltd.	180,617
430	Watts Water Technologies, Class A	14,560
190	Woodward Governor Co.	15,495

		2,259,801

Shares or Principal Amount	Security Description	Value
Common Stocks, continued:
E-Marketing/Information (0.0%):
570	Miva, Inc.(b)	$3,135

Electronic Components/Instruments (0.8%):
300	Advanced Energy Industries, Inc.(b)	3,576
2,400	Amphenol Corp., Class A	101,784
260	Bel Fuse, Inc.	8,364
440	Belden CDT, Inc.	9,438
490	Benchmark Electronics, Inc.(b)	14,264
540	C&D Technologies, Inc.	5,513
600	CTS Corp.	7,464
390	Daktronics, Inc.	8,529
590	Electro Scientific Industries, Inc.(b)	13,086
300	Harman International Industries, Inc.	31,020
450	Input/Output, Inc.(b)	3,888
1,900	Jabil Circuit, Inc.(b)	55,936
290	Keithley Instruments, Inc.	4,191
1,680	L-3 Communications Holdings, Inc.	137,557
450	Measurement Specialties, Inc.(b)	10,157
780	Methode Electronics, Inc., Class A	9,610
7,400	Microchip Technology, Inc.	230,287
310	Omnivision Technologies, Inc.(b)	4,545
310	Park Electrochemical Corp.	7,487
370	Rogers Corp.(b)	14,456
1,260	SBS Technologies, Inc.(b)	12,172
660	Trimble Navigation Ltd.(b)	24,103
470	Vicor Corp.	7,497

		724,924

Entertainment (0.9%):
230	Aztar Corp.(b)	7,682
2,690	Harrah’s Entertainment, Inc.	187,116
400	Polaris Industries, Inc.	21,072
245	Shuffle Master, Inc.(b)	5,990
1,830	The Walt Disney Co.	46,098
10,510	Time Warner, Inc.	188,339
10,780	Viacom, Inc., Class B	366,413

		822,710

Financial Services (2.9%):
500	A.G. Edwards, Inc.	22,605
440	Accredited Home Lenders(b)	17,626
580	Alliance Capital Management Holding LP	25,648
9,300	American Express Co.	513,733
890	ASTA Funding, Inc.	27,492
1,500	Bear Stearns Companies, Inc.	150,750
2,000	Capital One Financial Corp.	164,480
9,200	CapitalSource, Inc.(b)	182,160
170	Coinstar, Inc.(b)	3,262
640	CompuCredit Corp.(b)	26,790

Continued

AMERICAN PERFORMANCE FUNDS

Balanced Fund

Schedule of Portfolio Investments, Continued

August 31, 2005

Shares or Principal Amount	Security Description	Value
Common Stocks, continued:
Financial Services, continued:
6,490	Countrywide Financial Corp.	$219,297
1,130	eFunds Corp.(b)	22,035
2,470	Fannie Mae	126,069
580	Friedman, Billings, Ramsey Group, Inc.	6,786
2,350	Goldman Sachs Group, Inc.	261,273
620	Investment Technology Group, Inc.(b)	17,019
90	iStar Financial, Inc.	3,732
680	Janus Capital Group, Inc.	9,608
2,040	Legg Mason, Inc.	213,241
1,230	Lehman Brothers Holdings, Inc.	129,962
5,780	Merrill Lynch & Co.	330,385
3,880	Morgan Stanley	197,376
120	Piper Jaffray Companies, Inc.(b)	3,659
600	SLM Corp.	29,850
300	T Rowe Price Group, Inc.	18,900
360	World Acceptance Corp.(b)	9,212

		2,732,950

Food Products & Services (1.1%):
6,890	Archer Daniels Midland Co.	155,094
280	Cal-Maine Foods, Inc.	1,921
880	Corn Products International, Inc.	19,818
980	Flowers Foods, Inc.	26,685
13,200	H.J. Heinz Co.	474,143
760	Hain Celestial Group, Inc.(b)	14,341
430	J & J Snack Foods, Inc.	25,783
270	John B. Sanfilippo & Son, Inc.(b)	4,887
1,030	Nature’s Sunshine Products, Inc.	22,248
580	Performance Food Group Co.(b)	17,963
380	Ralcorp Holdings, Inc.	16,853
610	Sanderson Farms, Inc.	22,527
5,000	Sysco Corp.	166,900
408	Treehouse Foods Inc.(b)	12,281
590	United Natural Foods, Inc.(b)	20,060

		1,001,504

Health Care (1.3%):
3,870	Aetna, Inc.	308,323
530	American Healthways, Inc.(b)	23,161
700	Amerigroup Corp.(b)	23,912
330	Amsurg Corp.(b)	9,187
280	Arthrocare Corp.(b)	10,184
350	Centene Corp.(b)	10,668
88	Coventry Health Care, Inc.(b)	7,040
390	Cross Country Healthcare, Inc.(b)	7,566
390	Health Net, Inc.(b)	17,983
630	Hooper Holmes, Inc.	2,659
3,650	Humana, Inc.(b)	175,784
380	IDEXX Laboratories, Inc.(b)	24,335
2,930	McKesson Corp.	136,743

Shares or Principal Amount	Security Description	Value
Common Stocks, continued:
Health Care, continued:
670	Odyssey Healthcare, Inc.(b)	$11,189
170	PacifiCare Health Systems, Inc.(b)	12,815
340	Pediatrix Medical Group, Inc.(b)	25,204
260	RehabCare Group, Inc.(b)	5,842
390	Sierra Health Services, Inc.(b)	26,247
370	Sunrise Senior Living, Inc.(b)	21,974
100	United Surgical Partners International, Inc.(b)	3,831
150	Wellchoice, Inc.(b)	10,665
3,580	Wellpoint, Inc.(b)	265,815

		1,141,127

Home Builders (0.2%):
380	Beazer Homes USA, Inc.	23,727
400	M/I Homes, Inc.	22,540
230	Meritage Corp.(b)	18,007
260	Ryland Group, Inc.	18,814
460	Standard Pacific Corp.	20,208
350	William Lyon Homes, Inc.(b)	52,552

		155,848

Hotels & Lodging (0.4%):
1,600	Hilton Hotels Corp.	37,072
3,700	Marriott International, Inc.	233,877
1,190	Starwood Hotels & Resorts Worldwide, Inc.	69,377

		340,326

Instruments - Scientific (0.2%):
2,800	Fisher Scientific International, Inc.(b)	180,544

Insurance (2.0%):
6,460	American International Group, Inc.	382,431
2,480	Cigna Corp.	285,993
400	Conseco, Inc.(b)	8,352
490	Delphi Financial Group, Inc.	23,079
580	First American Corp.	24,134
1,000	Fremont General Corp.	22,820
300	Golden West Financial Corp.	18,297
530	Hilb, Rogal & Hamilton Co.	18,667
390	LandAmerica Financial Group, Inc.	23,057
1,620	MetLife, Inc.	79,348
160	National Western Life Insurance Co., Class A(b)	31,517
280	Philadelphia Consolidated Holding Corp.(b)	21,753
550	ProAssurance Corp.(b)	24,228
1,270	Prudential Financial, Inc.	81,750
540	Selective Insurance Group, Inc.	25,564
15,580	St. Paul Travelers Cos., Inc.	670,095
500	Stewart Information Services Corp.	24,035

Continued

AMERICAN PERFORMANCE FUNDS

Balanced Fund

Schedule of Portfolio Investments, Continued

August 31, 2005

Shares or Principal Amount	Security Description	Value
Common Stocks, continued:
Insurance, continued:
720	UICI	$22,219
170	Zenith National Insurance Corp.	10,736

		1,798,075

Lumber (0.1%):
460	Universal Forest Products, Inc.	25,038
1,370	Weyerhauser Co.	89,077

		114,115

Machinery & Equipment (1.0%):
3,260	Caterpillar, Inc.	180,897
2,040	Deere & Co.	133,375
600	Engineered Support Systems, Inc.	20,460
310	Gardner Denver, Inc.(b)	12,964
430	IDEX Corp.	18,705
440	JLG Industries, Inc.	14,428
460	Lone Star Technologies, Inc.(b)	25,438
360	Roper Industries, Inc.	13,867
100	Stanley Works	4,575
440	Stewart & Stevenson Services, Inc.	10,723
10,300	Timken Co.	302,510
560	Toro Co.	21,745
430	Tractor Supply Co.(b)	22,128
1,910	United Technologies Corp.	95,500
340	W.W. Grainger, Inc.	21,869
510	Watsco, Inc.	24,868

		924,052

Medical—Biotechnology (0.1%):
520	Biolase Technology, Inc.	2,912
290	Biosite, Inc.(b)	17,339
465	Enzo Biochem, Inc.(b)	7,366
440	Pharmaceutical Product Development, Inc.(b)	24,759
390	Techne Corp.(b)	22,218

		74,594

Medical Equipment & Supplies (2.0%):
1,600	Bard (C.R.), Inc.	102,928
200	Bausch & Lomb, Inc.	15,158
1,600	Becton Dickinson & Co.	84,208
4,100	Biomet, Inc.	151,249
80	Cerner Corp.(b)	6,301
440	CONMED Corp.(b)	12,874
350	Cooper Companies, Inc.	24,000
340	Datascope Corp.	10,999
420	Diagnostic Products Corp.	22,680
290	Greatbatch, Inc.(b)	7,250
100	Haemonetics Corp.(b)	4,444
450	Immucor, Inc.(b)	10,652

Shares or Principal Amount	Security Description	Value
Common Stocks, continued:
Medical Equipment & Supplies, continued:
345	Intermagnetics General Corp.(b)	$10,077
460	Invacare Corp.	19,136
15,410	Johnson & Johnson	976,839
60	Mentor Corp.	3,156
500	Merit Medical Systems, Inc.(b)	8,735
520	Owens & Minor, Inc.	14,903
570	PolyMedica Corp.	20,378
840	Priority Healthcare Corp., Class B(b)	23,428
220	ResMed, Inc.(b)	15,915
670	Respironics, Inc.(b)	26,237
2,600	Stryker Corp.	141,830
720	Sybron Dental Specialties, Inc.(b)	27,914
750	Viasys Healthcare, Inc.(b)	20,198
370	Vital Signs, Inc.	16,639

		1,778,128

Metals—Processing & Fabrication (0.4%):
1,340	Alcoa, Inc.	35,899
300	Allegheny Technologies, Inc.	8,286
350	Carpenter Technology Corp.	19,495
460	Century Aluminum Co.(b)	11,132
330	Cleveland Cliffs, Inc.	23,456
810	Commercial Metals Co.	24,243
560	Encore Wire Corp.(b)	7,896
500	Freeport McMoran Copper & Gold, Inc., Class B	21,085
530	Maverick Tube Corp.(b)	16,881
350	Metal Management, Inc.	8,575
720	Mueller Industries, Inc.	18,871
160	Nucor Corp.	9,037
560	Phelps Dodge Corp.	60,216
405	Quanex Corp.	24,912
540	Reliance Steel & Aluminum Co.	25,920
580	Ryerson Tull, Inc.	11,913
250	Schnitzer Steel Industries, Inc.	7,150
800	Shaw Group, Inc.(b)	16,880
610	Steel Dynamics, Inc.	19,233
470	Steel Technologies, Inc.	11,003
670	Wheeling-Pittsburgh Corp.(b)	11,142

		393,225

Non-hazardous Waste Disposal (0.0%):
100	Allied Waste Industries, Inc.(b)	798

Office Equipment & Supplies (0.0%):
47	Acco Brands Corporation(b)	1,227

Oil & Gas Exploration, Production and Services (2.7%):
1,500	BJ Services Co.	94,620
3,360	Burlington Resources, Inc.	247,934

Continued

AMERICAN PERFORMANCE FUNDS

Balanced Fund

Schedule of Portfolio Investments, Continued

August 31, 2005

Shares or Principal Amount	Security Description	Value
Common Stocks, continued:
Oil & Gas Exploration, Production and Services, continued:
400	Cabot Oil & Gas Corp.	$17,276
350	Cal Dive International, Inc.(b)	21,861
550	Cimarex Energy Co.(b)	23,507
1,400	Devon Energy Corp.	85,078
8,740	Diamond Offshore Drilling, Inc.	516,185
4,100	Eog Resources, Inc.	261,703
330	Frontier Oil Corp.	12,095
710	Gulf Island Fabrication, Inc.	19,170
490	Headwaters, Inc.(b)	18,865
310	Hydril Co.(b)	21,235
1,600	Kerr-McGee Corp.	140,848
1,800	Kinder Morgan Energy Partners, LP	91,998
1,200	National-OilWell Varco, Inc.(b)	77,052
320	Oceaneering International, Inc.(b)	15,910
370	Offshore Logistics, Inc.(b)	13,398
250	Petroleum Development Corp.(b)	9,500
580	Remington Oil & Gas Corp.(b)	22,347
300	Schlumberger, Ltd.	25,869
530	Spinnaker Exploration Co.(b)	23,834
790	St. Mary Land & Exploration Co.	27,231
450	Stone Energy Corp.(b)	23,576
2,120	Sunoco, Inc.	154,124
280	Swift Energy Co.(b)	12,860
510	TETRA Technologies, Inc.(b)	14,535
550	Unit Corp.(b)	28,633
1,870	Valero Energy Corp.	199,155
420	World Fuel Services Corp.	13,734
7,100	XTO Energy, Inc.	282,580

		2,516,713

Oil—Integrated Companies (1.3%):
300	BP Prudhoe Bay Royalty Trust	23,475
3,530	ChevronTexaco Corp.	216,742
1,020	ConocoPhillips	67,259
590	Dominion Resources Black Warrior Trust	27,524
2,400	Enterprise Products Partners LP	58,272
9,890	Exxon Mobil Corp.	592,410
2,600	Marathon Oil Corp.	167,206

		1,152,888

Paper Products (0.4%):
6,100	Bowater, Inc.	189,283
1,600	Kimberly-Clark Corp.	99,712
510	Louisiana-Pacific Corp.	12,898
550	Schweitzer Mauduit International, Inc.	12,661
890	Wausau Paper Mills Co.	10,591

		325,145

Shares or Principal Amount	Security Description	Value
Common Stocks, continued:
Pharmaceuticals (2.6%):
1,700	Abbott Laboratories	$76,721
360	Alpharma, Inc., Class A	9,583
5,900	Amgen, Inc.(b)	471,410
300	Bradley Pharmaceuticals, Inc.(b)	3,192
4,400	Bristol-Myers Squibb Co.	107,668
3,400	Cardinal Health, Inc.	202,674
2,690	Caremark Rx, Inc.(b)	125,704
4,700	Eli Lilly & Co.	258,594
300	Hospira, Inc.(b)	11,952
294	Medco Health Solutions, Inc.(b)	14,485
270	Medicis Pharmaceutical Corp., Class A	9,183
2,300	Merck & Co., Inc.	64,929
990	NBTY, Inc.(b)	21,671
350	Noven Pharmaceuticals, Inc.(b)	5,831
560	PAREXEL International Corp.(b)	10,853
23,760	Pfizer, Inc.	605,167
300	Sepracor, Inc.(b)	15,060
8,300	Valeant Pharmaceuticals International	165,834
3,400	Wyeth	155,686

		2,336,197

Printing & Publishing (0.1%):
530	Consolidated Graphics, Inc.(b)	20,463
590	Global Imaging Systems, Inc.(b)	19,500
90	Imagistics International, Inc.(b)	3,011
590	John H. Harland Co.	24,750
100	Knight-Ridder, Inc.	6,408
100	McGraw-Hill Cos., Inc.	4,822
710	Thomas Nelson, Inc.	14,583

		93,537

Raw Materials (0.4%):
540	AMCOL International Corp.	10,260
320	Massey Energy Co.	16,256
6,100	Newmont Mining Corp.	241,438
400	Pall Corp.	11,440
800	Sigma-Aldrich Corp.	49,920

		329,314

Recreational Products (0.1%):
580	Arctic Cat, Inc.	12,511
650	Handleman Co.	9,094
580	Jakks Pacific, Inc.(b)	9,634
550	K2, Inc.(b)	6,848
1,220	Monaco Coach Corp.	18,751
680	SCP Pool Corp.	24,887
630	Winnebago Industries, Inc.	19,196

		100,921

Continued

AMERICAN PERFORMANCE FUNDS

Balanced Fund

Schedule of Portfolio Investments, Continued

August 31, 2005

Shares or Principal Amount	Security Description	Value
Common Stocks, continued:
REITS (0.2%):
260	Agree Realty Corp.	$7,696
420	American Land Lease, Inc.	9,925
1,280	Annaly Mortgage Management, Inc.	19,456
700	Anthracite Capital, Inc.	8,267
2,310	Anworth Mortgage Asset Corp.	20,490
350	BRT Realty Trust	8,138
700	Capital Lease Funding, Inc.	7,189
610	Capstead Mortgage Corp.	4,856
260	Correctional Properties Trust	7,608
530	Luminent Mortgage Capital, Inc.	4,802
3,150	MFA Mortgage Investments, Inc.	21,231
530	MortgageIT Holdings, Inc.	8,560
90	New York Mortgage Trust, Inc.	715
180	Novastar Financial, Inc.	6,163
350	One Liberty Properties, Inc.	7,126
90	PMC Commercial Trust	1,151
200	Public Storage, Inc.	13,504
830	RAIT Investment Trust	24,808
440	Redwood Trust, Inc.	22,135
260	Universal Health Realty Income Trust	8,967

		212,787

Restaurants (0.2%):
350	CBRL Group, Inc.	12,656
430	CEC Entertainment, Inc.(b)	14,745
600	Jack In the Box, Inc.(b)	21,162
80	Landry’s Seafood Restaurants, Inc.(b)	2,338
550	Lone Star Steakhouse & Saloon, Inc.	14,515
2,190	McDonald’s Corp.	71,065
330	Papa John’s International, Inc.(b)	15,781
390	RARE Hospitality International, Inc.(b)	10,429
1,080	Ryan’s Restaurant Group, Inc.(b)	13,835
500	YUM! Brands, Inc.	23,689

		200,215

Retail (2.0%):
370	Action Performance Companies, Inc.	4,684
610	Burlington Coat Factory Warehouse Corp.	23,400
670	Casey’s General Stores, Inc.	13,568
1,105	Cato Corp., Class A	21,437
500	Children’s Place Retail Stores, Inc.(b)	20,455
790	Christopher & Banks Corp.	12,695
360	Cost Plus, Inc.(b)	7,744
2,330	Costco Wholesale Corp.	101,215
370	Electronics Boutique Holdings Corp.(b)	23,717
670	Ethan Allen Interiors, Inc.	21,587
990	Federated Department Stores, Inc.	68,290
650	Finish Line, Inc., Class A	9,373
690	Fred’s, Inc.	9,667
1,050	Goody’s Family Clothing	7,277

Shares or Principal Amount	Security Description	Value
Common Stocks, continued:
Retail, continued:
810	Gymboree Corp.(b)	$12,450
660	Hancock Fabrics, Inc.	3,762
440	Hibbet Sporting Goods, Inc.(b)	14,802
11,890	Home Depot, Inc.	479,404
950	Insight Enterprises, Inc.(b)	17,889
310	J. Jill Group, Inc.(b)	5,493
330	Jo-Ann Stores, Inc.(b)	7,095
550	Kirkland’s, Inc.(b)	5,143
20	La-Z-Boy, Inc.	288
820	Linens ’n Things, Inc.(b)	19,352
170	Longs Drug Stores, Inc.	7,208
600	Lowe’s Cos., Inc.	38,586
225	Men’s Wearhouse, Inc.(b)	6,858
880	Movie Gallery, Inc.	15,831
500	Nike, Inc., Class B	39,455
670	Pep Boys-Manny, Moe & Jack, Inc.	8,750
340	Pier 1 Imports, Inc.	4,233
131	Sears Holdings Corp.(b)	17,798
220	Shopko Stores, Inc.(b)	5,471
1,010	Stein Mart, Inc.	24,705
2,730	Target Corp.	146,737
1,200	TJX Cos., Inc.	25,092
830	Too, Inc.(b)	22,128
11,970	Wal-Mart Stores, Inc.	538,170
750	Zale Corp.(b)	20,925

		1,832,734

Semiconductors (2.1%):
590	Actel Corp.(b)	8,118
1,530	Adaptec, Inc.(b)	5,080
1,600	Advanced Micro Devices, Inc.(b)	33,232
1,290	Aeroflex, Inc.(b)	11,984
660	Applied Industrial Technologies, Inc.	23,701
6,910	Applied Materials, Inc.(b)	126,522
390	ATMI, Inc.(b)	12,024
1,810	Axcelis Technologies, Inc.(b)	10,679
4,000	Broadcom Corp.(b)	174,000
200	Brooks Automation, Inc.(b)	2,840
430	Coherent, Inc.(b)	13,670
530	Cohu, Inc.	12,943
470	Cymer, Inc.(b)	15,745
720	DSP Group, Inc.(b)	18,338
514	Entegris Inc.(b)	5,382
590	Exar Corp.(b)	9,210
670	Helix Technology Corp.	10,492
30,090	Intel Corp.	773,914
6,200	Intersil Corp..	130,200
4,700	Linear Technology Corp.	178,271
1,010	Microsemi Corp.(b)	24,331
370	MKS Instruments, Inc.(b)	6,571

Continued

AMERICAN PERFORMANCE FUNDS

Balanced Fund

Schedule of Portfolio Investments, Continued

August 31, 2005

Shares or Principal Amount	Security Description	Value
Common Stocks, continued:
Semiconductors, continued:
130	Photon Dynamics, Inc.(b)	$2,535
360	Photronics, Inc.(b)	7,477
620	Power Integrations, Inc.(b)	13,714
270	Rudolph Technologies, Inc.(b)	3,961
810	Semitool, Inc.(b)	6,537
700	Semtech Corp.(b)	11,445
720	Silicon Storage Technology, Inc.(b)	3,499
1,810	Skyworks Solutions, Inc.(b)	13,647
590	Standard Microsystems Corp.(b)	15,370
5,290	Texas Instruments, Inc.	172,877
440	Ultratech Stepper, Inc.(b)	6,723
570	Varian Semiconductor Equipment(b)	25,827

		1,890,859

Technology (0.2%):
360	Dionex Corp.(b)	18,972
640	Inter-Tel, Inc.	14,176
390	Intergraph Corp.(b)	15,916
1,500	Maxim Integrated Products, Inc.	63,975
610	Micros Systems, Inc.(b)	27,200

		140,239

Telecommunications (1.2%):
1,400	ALLTEL Corp.	86,786
500	AT&T Corp.	9,840
510	Audiovox Corp.(b)	9,221
950	C-COR, Inc.(b)	7,116
700	CenturyTel, Inc.	25,130
130	Golden Telecom, Inc.	3,835
480	Harmonic, Inc.(b)	2,832
410	J2 Global Communications, Inc.(b)	15,387
2,900	Lucent Technologies, Inc.(b)	8,932
5,080	Motorola, Inc.	111,150
3,380	SBC Communications, Inc.	81,390
12,839	Sprint Nextel Corp.	332,915
740	Symmetricom, Inc.(b)	6,423
205	U.S. Cellular Corp.(b)	11,250
110	UTStarcom, Inc.(b)	847
11,000	Verizon Communications, Inc.	359,811
360	ViaSat, Inc.(b)	8,546

		1,081,411

Tobacco & Tobacco Products (1.0%):
7,900	Altria Group, Inc.	558,530
3,800	Reynolds American, Inc.	318,972
400	Universal Corp.	16,648

		894,150

Shares or Principal Amount	Security Description	Value
Common Stocks, continued:
Transportation & Shipping (0.4%):
620	Arkansas Best Corp.	$20,875
400	CSX Corp.	17,572
690	EGL, Inc.(b)	17,312
1,060	FedEx Corp.	86,326
325	Forward Air Corp.	11,466
1,155	Heartland Express, Inc.	23,008
70	Kirby Corp.(b)	3,290
810	Knight Transportation, Inc.	19,189
720	Landstar System, Inc.	26,150
600	Ryder System, Inc.	21,054
1,900	Southwest Airlines Co.	25,308
1,500	United Parcel Service Inc., Class B	106,335
430	Yellow Roadway Corp.(b)	20,146

		398,031

Utilities—Electric (1.0%):
300	AES Corp.(b)	4,722
1,900	Ameren Corp.	104,367
3,100	Dominion Resources, Inc.	237,088
1,480	DTE Energy Co.	67,740
1,830	FPL Group, Inc.	78,855
11,900	Teco Energy, Inc.	207,179
2,870	TXU Corp.	278,447

		978,398

Utilities—Natural Gas (0.2%):
750	Energen Corp.	28,740
530	New Jersey Resources Corp.	24,899
600	NICOR, Inc.	24,846
510	Piedmont Natural Gas Co., Inc.	12,526
510	Southwestern Energy Co.(b)	29,529
700	UGI Corp.	19,355
620	WGL Holdings, Inc.	20,379
440	WPS Resources Corp.	25,362

		185,636

Total Common Stocks (Cost $34,985,052)		41,499,111

Asset Backed Securities(c) (1.8%):
209,126	ACLC Business Loan Receivables, Series 1998-2, Class A3, 6.69%, 4/15/20	200,761
203,278	ACLC Business Loan Receivables, Series 2000-1, Class A3F, 8.03%, 10/15/21	198,959
134,150	Atherton Franchisee Loan Funding, Series 1999-A, Class A2, 7.23%, 4/15/12	136,612

Continued

AMERICAN PERFORMANCE FUNDS

Balanced Fund

Schedule of Portfolio Investments, Continued

August 31, 2005

Shares or Principal Amount	Security Description	Value
Asset Backed Securities(c), continued:
250,000	Atherton Franchisee Loan Funding, Series 1998-A, Class B, 6.85%, 5/15/20	$228,340
298,201	Captec Franchise Trust, Series 2000-1, Class A1, 7.89%, 10/15/10	302,115
250,000	Captec Franchise Trust, Series 2000-1, Class A2, 8.155%, 6/15/13	223,379
315,196	Peachtree Franchise Loan LLC, Series 1999-A, Class A1, 6.68%, 1/15/21	321,857

Total Asset Backed Securities (Cost $1,530,386)		1,612,023

Mortgage Backed Securities (7.8%):
199,926	Bank of America Mortgage Securities, Series 2003-1, Class 2A2, 5.25%, 2/25/18	199,820
427,015	Bank of America Mortgage Securities, Series 2004-4, Class 3A1, 5.00%, 5/25/19	423,435
127,749	Countrywide Alternative Loan Trust, Series 2004-24CB, Class 2A1, 5.00%, 11/25/19	127,105
120,816	Countrywide Home Loans, Series 2002-38, Class A2, 5.00%, 2/25/18	121,599
311,011	Countrywide Home Loans, Series 2003-14 Class A19, 5.00%, 6/25/33	310,654
143,942	Credit Suisse First Boston Mortgage Securities Corp., Series 2003-23, Class 8A1, 5.00%, 9/25/18	143,164
328,995	Credit Suisse First Boston Mortgage Securities Corp., Series 2003-21, Class 3A1, 5.50%, 8/25/33	328,479
139,707	Credit Suisse First Boston Mortgage Securities Corp., Series 2003-23, Class 1A1, 5.50%, 10/25/33	138,754
167,986	Fannie Mae, Series 2003-8, Class QB, 4.50%, 12/25/12	168,014
55,826	Fannie Mae, Series 2002-57, Class BC, 5.50%, 6/25/15	55,831
57,241	Fannie Mae, Series 1992-198, Class N, 7.50%, 9/25/22	57,618
45,419	Fannie Mae, Series 2002-73, Class PK, 4.50%, 9/25/23	45,321
181,387	Fannie Mae, Series 1999-18, Class A, 5.50%, 10/18/27	184,475
208,596	Fannie Mae, Series 2002-89, Class QE, 5.00%, 9/25/31	209,034
100,173	Fannie Mae, Series 2003-13, Class PG, 5.00%, 11/25/32	100,695
234,499	Fannie Mae, Series 2003-19, Class ME, 4.00%, 1/25/33	231,749

Shares or Principal Amount	Security Description	Value
Mortgage Backed Securities, continued:
4,184	First Horizon Home Loan Corp., 5.50%, 4/1/06	$4,250
289,923	First Horizon Mortgage Pass-Through Trust, Series 2004-1, Class 2A1, 4.75%, 3/25/19	287,136
400,187	Freddie Mac, 3.50%, 5/1/10, Pool #M80824	386,861
20,336	Freddie Mac, 6.50%, 12/1/11, Pool #E20275	21,054
221,142	Freddie Mac, Series 2877, Class JD, 4.50%, 3/15/19	218,283
174,661	Freddie Mac, Series 2543, Class BC, 4.75%, 11/15/21	175,563
514,860	Freddie Mac, Series 1443, Class I, 7.50%, 12/15/22	529,043
210,398	Freddie Mac, Series 2528, Class ME, 5.25%, 5/15/30	209,877
239,444	Freddie Mac, Series 2382, Class DA, 5.50%, 10/15/30	246,034
85,779	Freddie Mac, Series 2378, Class CB, 6.00%, 11/15/31	86,945
173,595	Freddie Mac, Series 2702, Class GA, 6.00%, 2/15/32	174,808
24,277	Government National Mortgage Assoc., 7.00%, 1/15/26, Pool #421420	25,612
16,663	Government National Mortgage Assoc., 6.00%, 2/20/26, Pool #2166	17,179
23,494	Government National Mortgage Assoc., 8.00%, 6/15/26, Pool #423563	25,256
107,731	Government National Mortgage Assoc., 7.00%, 7/15/29, Pool #492747	113,420
169,747	GSR Mortgage Loan Trust, Series 2003-3F, Class 1A2, 5.00%, 4/25/33	169,085
90,752	Master Asset Securitization Trust, Series 2003-3, Class 5A1, 5.50%, 4/25/2018	90,607
158,148	Residential Asset Securitization Trust, Series 2003-A6, Class A1, 4.50%, 7/25/33	156,092
150,000	Residential Asset Securitization Trust, Series 2003-A7, Class A2, 4.85%, 7/25/33	150,195
56,753	Washington Mutual, Series 2003-S4, Class 4A1, 4.00%, 2/25/32	56,417
59,465	Washington Mutual, Series 2002-S2, Class 1A8, 6.50%, 3/25/32	59,302
203,747	Washington Mutual MSC Mortgage, Series 2002-MS8, Class 2A1, 5.25%, 12/25/2017	202,623
612,713	Wells Fargo Mortgage Backed Securities, Series 2004-5, Class 1A1, 5.00%, 6/25/19	614,786

Continued

AMERICAN PERFORMANCE FUNDS

Balanced Fund

Schedule of Portfolio Investments, Continued

August 31, 2005

Shares or Principal Amount	Security Description	Value
Mortgage Backed Securities, continued:
170,891	Wells Fargo Mortgage Backed Securities, Series 2004-7, Class 2A2, 5.00%, 7/25/19	$171,052

Total Mortgage Backed Securities (Cost $7,075,349)		7,037,227

Corporate Bonds (3.5%):
Aerospace & Defense (0.6%):
500,000	Boeing Capital Corp., 6.50%, 2/15/2012	556,018

Airlines (0.1%):
100,000	Delta Air Lines, 6.42%, 7/2/12(d)	103,986

Banking (0.2%):
20,000	Bank of America Corp., 5.25%, 2/1/2007	20,301
150,000	Keycorp, 2.75%, 2/27/07	146,444

		166,745

Brokerage Services (0.4%):
200,000	Bear Stearns Co., Inc., 7.00%, 9/24/2021	202,526
125,000	Goldman Sachs Group, Inc., 6.125%, 2/15/33	134,977

		337,503

Financial—Leasing Company (0.7%):
600,000	International Lease Finance Corp., 5.32%, 12/9/07	612,442

Financial Services (0.8%):
200,000	General Motors Acceptance Corp., 6.625%, 10/15/05	200,586
20,000	Household Finance Corp., 6.05%, 6/15/2006	20,142
110,000	Household Finance Corp., 6.70%, 9/15/2009	115,554
100,000	Household Finance Corp., 7.40%, 8/15/2022	103,084
250,000	JPMorgan Chase & Co., 6.25%, 12/15/2005	251,499

		690,865

Retail Stores (0.3%):
250,000	Wal-Mart Stores, Inc., 7.25%, 6/1/2013	294,113

Telecommunications (0.4%):
250,000	SBC Communications, Inc., 6.25%, 3/15/2011	270,376

Shares or Principal Amount	Security Description	Value
Corporate Bonds, continued:
Telecommunications, continued:
100,000	Southwestern Bell Telephone Co., 6.29%, 9/29/10	$106,210

		376,586

Utilities—Electric (0.0%):
5,000	Indianapolis Power & Light, 7.05%, 2/1/2024	5,147

Total Corporate Bonds (Cost $3,034,829)		3,143,405

Taxable Municipal Bonds (0.4%):
350,000	Cedartown Development Authority, Revenue, 7.00%, 2/1/22, Callable 2/1/07@102*, Insured by: AMBAC	366,513

Total Taxable Municipal Bonds (Cost $350,000)		366,513

U.S. Government Agencies (11.5%):
Fannie Mae (2.6%):
200,000	2.27%, 11/17/05	199,382
500,000	3.70%**, 8/18/08, Callable 11/18/05 @ 100*	497,450
50,000	3.25%**, 12/3/08, Continuously Callable @ 100	49,441
100,000	3.50%**, 6/17/09, Callable 9/17/05 @ 100*	99,625
500,000	4.00%**, 11/10/11, Callable 11/10/05 @ 100*	498,067
500,000	4.16%, 6/11/13, Callable 12/11/05 @ 100*	488,464
250,000	5.00%**, 4/11/14, Callable 4/11/06 @ 100*	249,968
250,000	5.00%**, 11/28/14, Callable 11/28/05 @ 100*	250,365

		2,332,762

Federal Farm Credit Bank (1.3%):
150,000	3.24%, 3/4/08, Continuously Callable @ 100	146,951
1,000,000	4.48%, 6/10/13, Continuously Callable @ 100	987,622

		1,134,573

Federal Home Loan Bank (6.4%):
250,000	2.25%, 9/29/05	249,726
250,000	2.49%, 12/29/05	248,991
300,000	3.00%, 5/15/06	298,099
500,000	3.20%, 12/29/06, Callable 12/29/05 @ 100*	494,802
50,000	2.65%, 7/30/07, Continuously Callable @ 100	48,711
300,000	3.95%**, 9/24/07	299,324

Continued

AMERICAN PERFORMANCE FUNDS

Balanced Fund

Schedule of Portfolio Investments, Continued

August 31, 2005

Shares or Principal Amount	Security Description	Value
U.S. Government Agencies, continued:
Federal Home Loan Bank, continued:
200,000	3.00%, 12/19/07, Callable: 9/19/05 @ 100*	$195,276
125,000	3.40%, 1/22/08, Continuously Callable @ 100	122,993
325,000	3.65%, 1/24/08, Continuously Callable @ 100	321,414
150,000	3.75%, 1/28/08, Continuously Callable @ 100	148,616
25,000	3.00%, 6/18/08, Continuously Callable @ 100	24,283
100,000	3.50%**, 7/23/08, Callable: 10/23/05 @ 100*	99,220
475,000	3.75%, 8/15/08	470,268
100,000	3.00%**, 12/30/08, Callable: 09/30/05 @ 100 *	98,363
60,000	4.10%, 12/30/08, Continuously Callable @ 100	59,631
170,000	4.00%, 4/20/09, Continuously Callable @ 100	168,106
175,000	3.25%**, 9/30/09, Callable 09/30/05 @ 100*	172,649
250,000	3.50%**, 12/29/09, Callable: 12/29/05 @ 100*	248,084
175,000	4.45%, 2/23/10, Callable 11/23/05 @ 100*	174,123
500,000	4.50%**, 8/17/10, Callable 11/17/05 @ 100*	500,030
400,000	4.00%**, 12/9/11, Callable 12/9/05 @ 100*	397,931
370,000	5.25%, 11/21/12, Continuously Callable @ 100	370,048
200,000	3.00%**, 6/26/13, Callable: 9/26/05 @ 100*	196,617
166,667	4.75%**, 4/30/14, Callable: 10/30/05 @ 100*	166,659
300,000	4.00%**, 11/18/14, Callable 11/18/05 @100*	296,939

		5,870,903

Freddie Mac (1.2%):
250,000	3.125%**, 5/30/08, Callable: 11/30/05 @ 100*	247,346
50,000	3.60%, 8/13/08, Callable 02/13/06 @ 100*	49,279
85,000	3.50%**, 2/15/09, Callable 02/15/06 @ 100*	84,207
250,000	3.00%**, 11/18/09, Callable: 11/18/05 @ 100*	249,626

Shares or Principal Amount	Security Description	Value
U.S. Government Agencies, continued:
Freddie Mac, continued:
25,000	3.50%**, 11/5/10, Continuously Callable @ 100	$24,952
200,000	4.00%**, 12/15/10, Continuously Callable @ 100	199,675
250,000	5.125%, 11/7/13, Callable 11/7/05 @ 100*	250,384

		1,105,469

Total U.S. Government Agencies (Cost $10,457,206)		10,443,707

U.S. Treasury Bonds (0.9%):
200,000	5.50%, 8/15/28	234,344
500,000	5.38%, 2/15/31	586,211

Total U.S. Treasury Bonds (Cost $725,997)		820,555

U.S. Treasury Notes (6.4%):
500,000	1.88%, 11/30/05	497,989
500,000	2.63%, 11/15/06	493,086
1,000,000	3.13%, 9/15/08	979,766
500,000	3.50%, 12/15/09	492,989
1,000,000	3.88%, 2/15/13	995,352
625,000	4.25%, 8/15/13	636,524
650,000	4.25%, 8/15/14	660,943
1,000,000	4.25%, 11/15/14	1,016,483

Total U.S. Treasury Notes (Cost $5,791,562)		5,773,132

Investment Companies (18.7%):
42,840	ishares MSCI Emerging Markets Index	3,346,661
106,750	ishares MSCI EAFE Index Fund	5,981,203
105,960	ishares S&P Midcap 400	7,582,497

Total Investment Companies (Cost $15,228,342)		16,910,361

Investments in Affiliates (3.0%):
Investment Companies (3.0%):
1,813,895	American Performance Institutional Cash Management Fund	1,813,896
857,937	American Performance U.S. Treasury Fund	857,937

Total Investments in Affiliates (Cost $2,671,833)		2,671,833

Total Investments (Cost $81,846,356)(a)—99.7%		90,277,867
Other assets in excess of liabilities—0.3%		244,449

Net Assets—100.0%		$90,522,316

Continued

AMERICAN PERFORMANCE FUNDS

Balanced Fund

Schedule of Portfolio Investments, Continued

August 31, 2005

(a)	Represents cost for financial reporting purposes and differs from cost basis for federal income tax purposes by the amount of losses recognized for financial reporting in excess of federal income tax reporting of $768,619 and $12,943 for differences between book and tax amortization methods for premium and market discounts. Cost for federal income tax purposes differs from value by net unrealized appreciation of securities as follows:

Unrealized appreciation	$8,660,304
Unrealized depreciation	(1,010,355)

Net unrealized appreciation	$7,649,949

(b)	Represents non-income producing securities

(c)	Illiquid Security. Represents a restricted security, purchased under Rule 144A, Section 4(2), which is exempt from registration under the Securities Act of 1933, as amended.

Issue Description	Acquisition Date	Cost	Value per Share	Percent of Fund Net Assets
ACLC Business Loan Receivables Trust, Series 1998-2, Class A3, 6.69%, 4/15/20	7/17/2003	$192,135	$0.96	0.22%
ACLC Business Loan Receivables Trust, Series 2000-1, Class A3F, 8.03%, 10/15/21	12/12/2003	200,738	0.98	0.22%
Atherton Franchisee Loan Funding, Series 1999-A, Class A2, 7.23%, 4/15/12	9/24/2003	124,759	1.02	0.15%
Atherton Franchisee Loan Funding, Series 1998-A, Class B, 6.85%, 5/15/20	7/7/2003	202,500	0.91	0.25%
Captec Franchise Trust, Series 2000-1, Class A1, 7.89%, 10/15/10	7/21/2003	297,083	1.01	0.33%
Captec Franchise Trust, Series 2000-1, Class A2, 8.16%, 6/15/13	10/15/2003	191,875	0.89	0.25%
Peachtree Franchise Loan LLC, Series 1999-A, Class A1, 6.68%, 1/15/21	10/29/2003	308,275	1.02	0.36%

(d)	Issuer filed bankruptcy after the Fund’s fiscal year end.

*	Represents next call date. Additional subsequent call dates and amounts also apply for the security.
**	Represents variable rate investments. The rate presented on the Schedule of Portfolio Investments is the rate in effect at August 31, 2005. The date presented reflects the final maturity date.

AMBAC—American Municipal Bond Assurance Corporation

FGIC—Financial Guaranty Insurance Corporation

See notes to financial statements.

AMERICAN PERFORMANCE FUNDS

Equity Fund

Schedule of Portfolio Investments

August 31, 2005

Shares	Security Description	Value
Common Stocks (99.6%):
Aerospace/Defense (1.6%):
4,600	Lockheed Martin Corp.	$286,304

Apparel/Footwear (1.2%):
3,700	V.F. Corp.	219,447

Banking (16.0%):
14,450	Bank of America Corp.	621,784
15,600	Citigroup, Inc.	682,812
12,000	JPMorgan Chase & Co.	406,680
6,900	U.S. Bancorp	201,618
8,950	Wachovia Corp.	444,099
7,500	Wells Fargo & Co.	447,150

		2,804,143

Broadcasting/Cable (1.9%):
11,000	Comcast Corp., Class A Special(b)	331,980

Business Equipment & Services (0.6%):
2,000	Affiliated Computer Services, Inc., Class A(b)	103,900

Chemicals (2.4%):
3,300	Air Products & Chemicals, Inc.	182,820
5,500	Dow Chemical Co.	237,600

		420,420

Computer Software & Services (0.8%):
11,300	Oracle Corp.(b)	146,561

Computers & Peripherals (2.7%):
11,900	EMC Corp.(b)	153,034
11,650	Hewlett-Packard Co.	323,404

		476,438

Consumer Products (0.9%):
3,100	Colgate-Palmolive Co.	162,750

Diversified Manufacturing Operations (3.5%):
8,400	General Electric Co.	282,324
12,100	Tyco International, Ltd.	336,743

		619,067

Electronic Components/Instruments (1.0%):
2,200	L-3 Communications Holdings, Inc.	180,136

Entertainment (5.1%):
2,500	Harrah’s Entertainment, Inc.	173,900
3,500	The Walt Disney Co.	88,165
19,400	Time Warner, Inc.	347,648
8,500	Viacom, Inc., Class B	288,915

		898,628

Financial Services (12.4%):
3,250	Capital One Financial Corp.	267,280
7,500	Federated Investors, Inc.	232,950

Shares	Security Description	Value
Common Stocks, continued:
Financial Services, continued:
4,430	Goldman Sachs Group, Inc.	$492,527
2,300	Lehman Brothers Holdings, Inc.	243,018
10,800	Merrill Lynch & Co.	617,328
6,700	Morgan Stanley	340,829

		2,193,932

Health Care (3.8%):
3,500	Humana, Inc.(b)	168,560
4,280	McKesson Corp.	199,748
4,000	Wellpoint, Inc.(b)	297,000

		665,308

Hotels & Lodging (0.7%):
2,200	Starwood Hotels & Resorts Worldwide, Inc.	128,260

Insurance (6.1%):
7,700	American International Group, Inc.	455,840
1,300	Cigna Corp.	149,916
3,000	MetLife, Inc.	146,940
2,400	Prudential Financial, Inc.	154,488
4,000	St. Paul Travelers Cos., Inc.	172,040

		1,079,224

Machinery & Equipment (3.7%):
5,400	Caterpillar, Inc.	299,646
2,750	Deere & Co.	179,795
3,600	United Technologies Corp.	180,000

		659,441

Medical Equipment & Supplies (3.0%):
3,560	Bard (C.R.), Inc.	229,015
4,700	Johnson & Johnson	297,933

		526,948

Oil & Gas Exploration, Production and Services (4.6%):
3,400	Diamond Offshore Drilling, Inc.	200,804
3,600	Sunoco, Inc.	261,720
3,200	Valero Energy Corp.	340,800

		803,324

Oil—Integrated Companies (4.8%):
6,600	ChevronTexaco Corp.	405,240
3,400	ConocoPhillips	224,196
3,500	Exxon Mobil Corp.	209,650

		839,086

Pharmaceuticals (3.0%):
5,780	Caremark Rx, Inc.(b)	270,099
10,100	Pfizer, Inc.	257,247

		527,346

Continued

AMERICAN PERFORMANCE FUNDS

Equity Fund

Schedule of Portfolio Investments, Continued

August 31, 2005

Shares	Security Description	Value
Common Stocks, continued:
Restaurants (0.8%):
4,100	McDonald’s Corp.	$133,045

Retail (3.4%):
1,950	Federated Department Stores, Inc.	134,511
3,400	Home Depot, Inc.	137,088
4,200	Target Corp.	225,750
2,400	Wal-Mart Stores, Inc.	107,904

		605,253

Semiconductors (5.0%):
16,300	Applied Materials, Inc.(b)	298,453
10,200	Intel Corp.	262,344
9,800	Texas Instruments, Inc.	320,264

		881,061

Telecommunications (6.0%):
11,800	Avaya, Inc.(b)	120,360
9,400	Motorola, Inc.	205,672
6,300	SBC Communications, Inc.	151,704
15,351	Sprint Nextel Corp.	398,051
5,800	Verizon Communications, Inc.	189,718

		1,065,505

Shares	Security Description	Value
Common Stocks, continued:
Transportation & Shipping (0.8%):
1,650	FedEx Corp.	$134,376

Utilities—Electric (3.8%):
2,900	Ameren Corp.	159,297
2,700	DTE Energy Co.	123,579
3,500	FPL Group, Inc.	150,815
2,400	TXU Corp.	232,848

		666,539

Total Common Stocks (Cost $13,261,719)		17,558,422

Investments in Affiliates (0.3%):
Investment Companies (0.3%):
53,561	American Performance Institutional Cash Management Fund	53,561

Total Investments in Affiliates (Cost $53,561)		53,561

Total Investments (Cost $13,315,280)(a)—99.9%		17,611,983
Other assets in excess of liabilities—0.1%		25,110

Net Assets—100.0%		$17,637,093

(a)	Represents cost for financial reporting purposes and differs from cost basis for federal income tax purposes by the amount of losses recognized for financial reporting in excess of federal income tax reporting of $332,918. Cost for federal income tax purposes differs from value by net unrealized appreciation of securities as follows:

Unrealized appreciation	$4,155,071
Unrealized depreciation	(191,286)

Net unrealized appreciation	$3,963,785

(b)	Represents non-income producing securities.

See notes to financial statements.

AMERICAN PERFORMANCE FUNDS

Growth Equity Fund

Schedule of Portfolio Investments

August 31, 2005

Shares	Security Description	Value
Common Stocks (91.3%):
Aerospace/Defense (2.7%):
1,490	B. F. Goodrich Co.	$68,272
360	General Dynamics Corp.	41,252
1,500	Northrop Grumman Corp.	84,135
2,300	The Boeing Co.	154,146

		347,805

Automotive Parts (2.0%):
2,440	AutoZone, Inc.(b)	230,580
330	Navistar International Corp.(b)	10,547
110	Paccar, Inc.	7,709
20	Snap-On, Inc.	710

		249,546

Beverages (4.0%):
1,890	Anheuser Busch Co., Inc.	83,746
12,510	Coca Cola Enterprises, Inc.	279,599
920	Constellation Brands, Inc.(b)	25,318
4,080	Pepsi Bottling Group, Inc.	120,278

		508,941

Building—Residential/Commercial (0.0%):
150	D.R. Horton, Inc.	5,538

Business Equipment & Services (2.5%):
930	Cintas Corp.	38,363
840	Equifax, Inc.	27,754
260	Fiserv, Inc.(b)	11,666
5,470	Pitney Bowes, Inc.	236,577

		314,360

Chemicals (0.4%):
1,240	Dow Chemical Co.	53,568

Computer Software & Services (7.9%):
1,800	Adobe Systems, Inc.	48,672
750	eBay, Inc.(b)	30,368
15,400	Microsoft Corp.	421,960
30,740	Oracle Corp.(b)	398,698
3,560	Yahoo!, Inc.(b)	118,690

		1,018,388

Computers & Peripherals (6.8%):
8,400	Apple Computer, Inc.(b)	394,212
5,820	Dell Computer Corp.(b)	207,192
1,810	International Business Machines Corp.	145,922
3,860	Nvidia Corp.(b)	118,425

		865,751

Consumer Products (2.6%):
40	Avon Products, Inc.	1,313
350	Clorox Co.	20,150

Shares	Security Description	Value
Common Stocks, continued:
Consumer Products, continued:
230	Fortune Brands, Inc.	$20,005
5,140	Procter & Gamble Co.	285,167

		326,635

Containers—Paper/Plastic (0.1%):
550	Bemis Co.	14,383

Cosmetics & Toiletries (0.3%):
785	Alberto Culver Co., Class B	33,716

Diversified Manufacturing Operations (7.3%):
1,290	Cooper Industries, Ltd., Class A	85,708
420	Eaton Corp.	26,846
24,410	General Electric Co.	820,420
80	Parker-Hannifin Corp.	5,155

		938,129

Electronic Components/Instruments (3.1%):
2,400	Amphenol Corp., Class A	101,784
830	L-3 Communications Holdings, Inc.	67,960
7,310	Microchip Technology, Inc.	227,488

		397,232

Entertainment (0.3%):
470	Harrah’s Entertainment, Inc.	32,693

Financial Services (3.1%):
2,820	American Express Co.	155,777
1,540	Bear Stearns Companies, Inc.	154,770
580	Fannie Mae	29,603
580	SLM Corp.	28,855
330	T Rowe Price Group, Inc.	20,790

		389,795

Food Products & Services (0.5%):
2,750	Archer Daniels Midland Co.	61,903

Health Care (1.5%):
740	Aetna, Inc.	58,956
1,530	Humana, Inc.(b)	73,685
1,130	McKesson Corp.	52,737

		185,378

Hotels & Lodging (2.1%):
1,590	Hilton Hotels Corp.	36,840
3,640	Marriott International, Inc., Class A	230,084

		266,924

Instruments—Scientific (1.4%):
2,730	Fisher Scientific International, Inc.(b)	176,030

Continued

AMERICAN PERFORMANCE FUNDS

Growth Equity Fund

Schedule of Portfolio Investments, Continued

August 31, 2005

Shares	Security Description	Value
Common Stocks, continued:
Insurance (1.8%):
1,800	Cigna Corp.	$207,576
260	Golden West Financial Corp.	15,857

		223,433

Internet Services (0.0%):
20	Google, Inc., Class A(b)	5,720

Machinery & Equipment (0.2%):
20	Black & Decker Corp.	1,706
310	Caterpillar, Inc.	17,202
40	Stanley Works	1,830
10	W.W. Grainger, Inc.	643

		21,381

Medical Equipment & Supplies (3.8%):
330	Bard (C.R.), Inc.	21,229
190	Bausch & Lomb, Inc.	14,400
1,610	Becton Dickinson & Co.	84,734
5,695	Johnson & Johnson	361,006

		481,369

Metals—Processing & Fabrication (0.2%):
290	Allegheny Technologies, Inc.	8,010
470	Freeport McMoran Copper & Gold, Inc., Class B	19,820
20	United States Steel Corp.	838

		28,668

Non-hazardous Waste Disposal (0.0%):
100	Allied Waste Industries, Inc.(b)	798

Office Equipment & Supplies (0.0%):
54	Acco Brands Corporation(b)	1,409

Oil & Gas Exploration, Production and Services (7.8%):
20	Amerada Hess Corp.	2,542
1,470	BJ Services Co.	92,728
1,070	Burlington Resources, Inc.	78,955
1,350	Devon Energy Corp.	82,040
4,110	Eog Resources, Inc.	262,341
1,790	Kinder Morgan Energy Partners, LP	91,487
1,230	National-OilWell Varco, Inc.(b)	78,978
270	Schlumberger, Ltd.	23,282
7,060	XTO Energy, Inc.	280,988

		993,341

Oil—Integrated Companies (1.4%):
2,360	Enterprise Products Partners LP	57,301
1,950	Exxon Mobil Corp.	116,805
170	Marathon Oil Corp.	10,933

		185,039

Shares	Security Description	Value
Common Stocks, continued:
Paper Products (0.8%):
50	Georgia—Pacific Corp.	$1,605
1,570	Kimberly-Clark Corp.	97,842

		99,447

Pharmaceuticals (8.7%):
1,680	Abbott Laboratories	75,818
3,040	Amgen, Inc.(b)	242,896
4,410	Bristol-Myers Squibb Co.	107,913
3,400	Cardinal Health, Inc.	202,674
4,660	Eli Lilly & Co.	256,392
260	Hospira, Inc.(b)	10,358
2,220	Merck & Co., Inc.	62,671
270	Sepracor, Inc.(b)	13,554
3,390	Wyeth	155,228

		1,127,504

Printing & Publishing (0.1%):
130	Knight-Ridder, Inc.	8,331
110	McGraw-Hill Cos., Inc.	5,304

		13,635

Raw Materials (2.3%):
6,050	Newmont Mining Corp.	239,459
380	Pall Corp.	10,868
780	Sigma-Aldrich Corp.	48,672

		298,999

REITS (0.1%):
160	Public Storage, Inc.	10,803

Restaurants (0.2%):
490	YUM! Brands, Inc.	23,216

Retail (3.4%):
1,160	Costco Wholesale Corp.	50,390
2,950	Home Depot, Inc.	118,944
620	Lowe’s Cos., Inc.	39,872
480	Nike, Inc., Class B	37,877
380	Target Corp.	20,425
1,190	TJX Cos., Inc.	24,883
3,050	Wal-Mart Stores, Inc.	137,128

		429,519

Semiconductors (3.9%):
1,540	Advanced Micro Devices, Inc.(b)	31,986
10,170	Intel Corp.	261,572
4,660	Linear Technology Corp.	176,754
700	Semiconductor Holders Trust	25,886

		496,198

Continued

AMERICAN PERFORMANCE FUNDS

Growth Equity Fund

Schedule of Portfolio Investments, Continued

August 31, 2005

Shares	Security Description	Value
Common Stocks, continued:
Technology (0.5%):
1,490	Maxim Integrated Products, Inc.	$63,549

Telecommunications (1.7%):
1,370	ALLTEL Corp.	84,926
550	AT&T Corp.	10,824
730	CenturyTel, Inc.	26,207
2,900	Lucent Technologies, Inc.(b)	8,932
2,877	Sprint Nextel Corp.	74,601
500	Verizon Communications, Inc.	16,355

		221,845

Tobacco & Tobacco Products (5.3%):
7,810	Altria Group, Inc.	552,167
1,490	Reynolds American, Inc.	125,071

		677,238

Transportation & Shipping (0.5%):
370	CSX Corp.	16,254
570	Ryder System, Inc.	20,001
1,930	Southwest Airlines Co.	25,708

		61,963

Utilities—Electric (0.0%):
300	AES Corp.(b)	4,722

Shares	Security Description	Value
Common Stocks, continued:
Utilities—Natural Gas (0.0%):
20	Peoples Energy Corp.	$831

Total Common Stocks (Cost $10,555,829)		11,657,343

Investment Companies (8.2%):
2,300	S&P Depositary Receipt	281,934
13,000	iShares S&P 500/Barra Growth Index Fund	760,500

Total Investment Companies (Cost $1,059,258)		1,042,434

Investments in Affiliates (0.4%):
Investment Companies (0.4%):
56,426	American Performance Institutional Cash Management Fund	56,426

Total Investments in Affiliates (Cost $56,426)		56,426

Total Investments (Cost $11,671,513)(a)—99.9%		12,756,203
Other assets in excess of liabilities—0.1%		9,664

Net Assets—100.0%		$12,765,867

(a)	Represents cost for financial reporting purposes and differs from cost basis for federal income tax purposes by the amount of losses recognized for financial reporting in excess of federal income tax reporting of $30,855. Cost for federal income tax purposes differs from value by net unrealized appreciation of securities as follows:

Unrealized appreciation	$1,270,230
Unrealized depreciation	(216,395)

Net unrealized appreciation	$1,053,835

(b)	Represents non-income producing securities.

See notes to financial statements.

AMERICAN PERFORMANCE FUNDS

Small Cap Equity Fund

Schedule of Portfolio Investments

August 31, 2005

Shares	Security Description	Value
Common Stocks (78.5%):
Advertising (0.2%):
66	ADVO, Inc.	$2,161
500	Vertrue, Inc.(b)	17,265

		19,426

Aerospace/Defense (1.4%):
720	Armor Holdings, Inc.(b)	30,535
580	Curtiss-Wright Corp.	37,445
520	Esterline Technologies Corp.(b)	22,698
380	FEI Co.(b)	7,953
1,180	FLIR Systems, Inc.(b)	38,103
1,200	Moog, Inc.(b)	37,812

		174,546

Airlines (0.4%):
950	Mesa Air Group, Inc.(b)	7,505
1,710	SkyWest, Inc.	40,544

		48,049

Apparel/Footwear (2.2%):
710	Brown Shoe Co., Inc.	25,418
200	Columbia Sportswear Co.(b)	9,280
840	Genesco, Inc.(b)	33,356
1,568	K-Swiss, Inc., Class A	48,043
250	Oxford Industries, Inc.	11,663
1,618	Quiksilver, Inc.(b)	24,675
850	Russell Corp.	15,462
910	Steven Madden, Ltd.(b)	21,340
2,940	Stride Rite Corp.	37,926
300	Timberland Co.(b)	9,897
2,055	Wolverine World Wide, Inc.	43,298

		280,358

Automotive Parts (1.2%):
970	A.O. Smith Corp.	27,296
1,546	CLARCOR, Inc.	43,752
780	Group 1 Automotive, Inc.(b)	23,088
1,218	Oshkosh Truck Corp.	48,854
400	Snap-On, Inc.	14,200

		157,190

Banking (5.1%):
1,480	Amgey Bancorp, Inc.	33,256
1,630	BancorpSouth, Inc.	36,659
710	Bank of the Ozarks, Inc.	23,679
600	Capital Crossing Bank(b)	22,356
1,318	Chittenden Corp.	35,533
1,010	Columbia Banking System, Inc.	26,644
610	Corus Bankshares, Inc.	35,496
1,850	Dime Community Bancshares, Inc.	28,139
460	Downey Financial Corp.	29,155

Shares	Security Description	Value
Common Stocks, continued:
Banking, continued:
1,046	East West Bancorp, Inc.	$35,501
1,210	First Niagara Financial Group, Inc.	17,146
920	Hancock Holding Co.	30,268
400	Hanmi Financial Corp.	7,340
925	Hudson United Bancorp	39,081
660	Independence Community Bank Corp.	22,572
1,270	Mid-State Bancshares	36,182
1,240	NewAlliance Bancshares, Inc.	18,042
1,270	Prosperity Bancshares, Inc.	37,109
690	Sterling Bancshares, Inc.	10,343
1,140	Suffolk Bancorp	34,975
3,890	TrustCo Bank Corp.	51,738
1,546	Umpqua Holdings Corp.	37,645
1,120	Wilshire Bancorp, Inc.	16,374

		665,233

Broadcasting/Cable (0.2%):
1,600	Cox Radio, Inc.(b)	24,784

Building Materials (2.0%):
1,500	ABM Industries, Inc.	29,745
451	Building Materials Holding Corp.	42,159
375	Florida Rock Industries, Inc.	21,225
750	Genlyte Group, Inc.(b)	36,908
187	Griffon Corp.(b)	4,795
708	Hughes Supply, Inc.	22,408
1,400	Simpson Manufacturing Co., Inc.	52,122
780	USG Corp.(b)	49,023

		258,385

Business Equipment & Services (2.7%):
820	Administaff, Inc.	29,495
640	CDI Corp.	17,248
68	Checkpoint Systems, Inc.(b)	1,486
1,350	Convergys Corp.(b)	19,197
1,280	EPIQ Systems, Inc.(b)	23,501
440	FTI Consulting, Inc.(b)	10,956
585	Global Payments, Inc.	38,482
1,210	iPass, Inc.(b)	6,752
880	Labor Ready, Inc.(b)	19,994
480	LECG Corp.(b)	11,054
990	MAXIMUS, Inc.	37,283
410	NDCHealth Corp.	7,712
570	SOURCECORP, Inc.(b)	11,679
890	Spherion Corp.(b)	6,559
1,690	Tetra Tech, Inc.(b)	26,651
745	United Stationers, Inc.(b)	34,941
1,399	Watson Wyatt & Co. Holdings	38,151

		341,141

Continued

AMERICAN PERFORMANCE FUNDS

Small Cap Equity Fund

Schedule of Portfolio Investments, Continued

August 31, 2005

Shares	Security Description	Value
Common Stocks, continued:
Chemicals (0.8%):
1,110	Fuller (H. B.) Co.	$36,419
580	Lubrizol Corp.	23,983
1,230	A. Schulman, Inc.	22,398
2,807	Wellman, Inc.	19,509

		102,309

Commercial Services (0.3%):
1,035	Aaron Rents, Inc.	22,925
540	NCO Group, Inc.(b)	11,329

		34,254

Computer Software & Services (4.2%):
1,066	Activision, Inc(b)	23,825
400	Agilysys, Inc.	7,180
900	ANSYS, Inc.(b)	33,975
1,117	Brady Corp.	34,862
590	CACI International, Inc., Class A(b)	36,958
960	CIBER, Inc.(b)	7,526
604	Cognex Corp.	17,969
1,380	Dendrite International, Inc.(b)	24,992
900	Earthlink Inc.(b)	8,784
1,050	FactSet Research Systems, Inc.	36,750
1,010	FileNET Corp.(b)	26,836
485	Hyperion Solutions Corp.(b)	21,034
1,100	Internet Security Systems, Inc.(b)	24,992
550	JDA Software Group, Inc.(b)	7,783
1,040	Mantech International Corp.(b)	32,250
430	MRO Software, Inc(b)	7,254
600	Perot Systems Corp., Class A(b)	8,640
1,270	Progress Software Corp.(b)	38,938
860	Serena Software, Inc.(b)	16,237
700	Sybase, Inc.(b)	15,631
1,697	Take-Two Interactive Software, Inc.(b)	40,389
1,130	THQ, Inc.(b)	37,979
970	Verity, Inc.(b)	9,719
1,000	WebEx Communications, Inc.(b)	25,780

		546,283

Computers & Peripherals (1.1%):
700	Anixter International, Inc.(b)	26,726
129	Avid Technology, Inc.(b)	4,836
710	Black Box Corp.	30,509
570	Hutchinson Technology, Inc.(b)	15,048
1,230	Komag, Inc.(b)	41,032
700	Mercury Computer Systems, Inc.(b)	18,291
186	Paxar Corp.(b)	3,499

		139,941

Shares	Security Description	Value
Common Stocks, continued:
Construction (1.1%):
248	EMCOR Group, Inc.(b)	$13,675
842	MDC Holdings, Inc.	64,312
50	NVR, Inc.(b)	44,250
430	URS Corp.(b)	16,202

		138,439

Consumer Products (1.1%):
1,200	Delta & Pine Land Co.	30,756
1,510	Fossil, Inc.(b)	33,204
1,130	Nautilus Group, Inc.	29,075
1,070	Russ Berrie & Company, Inc.	17,923
960	Stanley Furniture Co., Inc.	25,738

		136,696

Diversified Manufacturing Operations (1.6%):
910	Albany International Corp., Class A	32,778
762	AptarGroup, Inc.	37,893
740	Briggs & Stratton Corp.	27,306
147	Carbo Ceramics, Inc.	8,844
250	Hillenbrand Industry, Inc.	12,443
1,550	Lennox International, Inc.	37,805
628	Watts Water Technologies, Class A	21,264
320	Woodward Governor Co.	26,096

		204,429

Electronic Components/Instruments (1.5%):
46	Acuity Brands, Inc.	1,358
700	Belden CDT, Inc.	15,015
774	Benchmark Electronics, Inc.(b)	22,531
870	CTS Corp.	10,823
870	Electro Scientific Industries, Inc.(b)	19,297
700	Measurement Specialties, Inc.(b)	15,799
1,280	Methode Electronics, Inc., Class A	15,770
400	Mettler-Toledo International, Inc.(b)	20,160
1,150	Omnivision Technologies, Inc.(b)	16,859
525	Park Electrochemical Corp.	12,679
1,000	Trimble Navigation Ltd.(b)	36,519
740	Vicor Corp.	11,803

		198,613

Entertainment (0.5%):
360	Aztar Corp.(b)	12,024
787	Polaris Industries, Inc.	41,459
334	Shuffle Master, Inc.(b)	8,166

		61,649

Financial Services (2.3%):
760	A.G. Edwards, Inc.	34,360
700	Accredited Home Lenders(b)	28,042

Continued

AMERICAN PERFORMANCE FUNDS

Small Cap Equity Fund

Schedule of Portfolio Investments, Continued

August 31, 2005

Shares	Security Description	Value
Common Stocks, continued:
Financial Services, continued:
850	Alliance Capital Management Holding LP	$37,587
1,320	ASTA Funding, Inc.	40,775
289	Coinstar, Inc.(b)	5,546
1,030	CompuCredit Corp.(b)	43,115
2,090	eFunds Corp.(b)	40,755
935	Investment Technology Group, Inc.(b)	25,666
200	iStar Financial, Inc.	8,294
1,180	Janus Capital Group, Inc.	16,673
610	World Acceptance Corp.(b)	15,610

		296,423

Food Products & Services (2.1%):
1,380	Corn Products International, Inc.	31,078
1,538	Flowers Foods, Inc.	41,879
1,170	Hain Celestial Group, Inc.(b)	22,078
680	J & J Snack Foods, Inc.	40,773
1,570	Nature’s Sunshine Products, Inc.	33,912
860	Performance Food Group Co.(b)	26,634
1,100	Premium Standard Farms Inc.	15,917
630	Ralcorp Holdings, Inc.	27,941
870	United Natural Foods, Inc.(b)	29,580

		269,792

Health Care (3.3%):
810	American Healthways, Inc.(b)	35,397
1,250	Amerigroup Corp.(b)	42,700
580	Amsurg Corp.(b)	16,147
420	Arthrocare Corp.(b)	15,275
600	Centene Corp.(b)	18,288
134	Coventry Health Care, Inc.(b)	10,720
650	Cross Country Healthcare, Inc.(b)	12,610
550	Health Net, Inc.(b)	25,361
1,010	Hooper Holmes, Inc.	4,262
360	Humana, Inc.(b)	17,338
596	IDEXX Laboratories, Inc.(b)	38,168
1,070	Odyssey Healthcare, Inc.(b)	17,869
280	PacifiCare Health Systems, Inc.(b)	21,106
501	Pediatrix Medical Group, Inc.(b)	37,139
500	RehabCare Group, Inc.(b)	11,235
580	Sierra Health Services, Inc.(b)	39,034
520	Sunrise Senior Living, Inc.(b)	30,883
138	United Surgical Partners International, Inc.(b)	5,287
270	Wellchoice, Inc.(b)	19,197

		418,016

Home Builders (1.4%):
585	Beazer Homes USA, Inc.	36,527
610	M/I Homes, Inc.	34,374

Shares	Security Description	Value
Common Stocks, continued:
Home Builders, continued:
510	Meritage Corp.(b)	$39,927
480	Ryland Group, Inc.	34,733
888	Standard Pacific Corp.	39,010

		184,571

Insurance (4.1%):
400	AmerUs Group Co.	22,128
800	Bristol West Holdings, Inc.	13,960
560	Conseco, Inc.(b)	11,693
803	Delphi Financial Group, Inc.	37,821
400	Direct General Corp.	6,880
890	First American Corp.	37,033
1,569	Fremont General Corp.	35,805
800	Hilb, Rogal & Hamilton Co.	28,176
600	Horace Mann Educators Corp.	11,748
952	LandAmerica Financial Group, Inc.	56,282
187	National Western Life Insurance Co., Class A(b)	36,835
486	Philadelphia Consolidated Holding Corp.(b)	37,757
910	ProAssurance Corp.(b)	40,086
798	Selective Insurance Group, Inc.	37,777
830	Stewart Information Services Corp.	39,898
1,790	UICI	55,239
271	Zenith National Insurance Corp.	17,114

		526,232

Investment Companies (0.1%):
500	Apollo Investment Corp.	9,615

Lumber (0.3%):
720	Universal Forest Products, Inc.	39,190

Machinery & Equipment (3.0%):
1,390	Engineered Support Systems, Inc.	47,399
550	Gardner Denver, Inc.(b)	23,001
619	IDEX Corp.	26,927
700	JLG Industries, Inc.	22,953
920	Lone Star Technologies, Inc.(b)	50,875
620	Roper Industries, Inc.	23,882
700	Stewart & Stevenson Services, Inc.	17,059
1,032	Timken Co.	30,310
1,107	Toro Co.	42,985
670	Tractor Supply Co.(b)	34,478
490	W.W. Grainger, Inc.	31,517
805	Watsco, Inc.	39,252

		390,638

Medical—Biotechnology (0.9%):
430	Biosite, Inc.(b)	25,710
745	Enzo Biochem, Inc.(b)	11,801

Continued

AMERICAN PERFORMANCE FUNDS

Small Cap Equity Fund

Schedule of Portfolio Investments, Continued

August 31, 2005

Shares	Security Description	Value
Common Stocks, continued:
Medical—Biotechnology, continued:
686	Pharmaceutical Product Development, Inc.(b)	$38,601
640	Techne Corp.(b)	36,461

		112,573

Medical Equipment & Supplies (3.9%):
178	Cerner Corp.(b)	14,019
700	CONMED Corp.(b)	20,482
507	Cooper Companies, Inc.	34,765
480	Datascope Corp.	15,528
705	Diagnostic Products Corp.	38,070
430	Greatbatch, Inc.(b)	10,750
209	Haemonetics Corp.(b)	9,288
660	Immucor, Inc.(b)	15,622
495	Intermagnetics General Corp.(b)	14,459
720	Invacare Corp.	29,952
49	Mentor Corp.	2,577
770	Merit Medical Systems, Inc.(b)	13,452
790	Owens & Minor, Inc.	22,641
1,150	PolyMedica Corp.	41,113
1,550	Priority Healthcare Corp., Class B(b)	43,229
384	ResMed, Inc.(b)	27,779
1,048	Respironics, Inc.(b)	41,040
1,050	Sybron Dental Specialties, Inc.(b)	40,709
100	USANA Health Sciences, Inc.(b)	5,200
1,140	Viasys Healthcare, Inc.(b)	30,700
620	Vital Signs, Inc.	27,881

		499,256

Metals—Processing & Fabrication (3.4%):
500	Carpenter Technology Corp.	27,850
725	Century Aluminum Co.(b)	17,545
739	Cleveland Cliffs, Inc.	52,528
1,685	Commercial Metals Co.	50,432
840	Encore Wire Corp.(b)	11,844
1,174	Maverick Tube Corp.(b)	37,392
990	Metal Management, Inc.	24,255
280	Nucor Corp.	15,814
835	Quanex Corp.	51,361
830	Reliance Steel & Aluminum Co.	39,840
850	Ryerson Tull, Inc.	17,459
390	Schnitzer Steel Industries, Inc.	11,154
1,210	Shaw Group, Inc.(b)	25,531
1,018	Steel Dynamics, Inc.	32,098
740	Steel Technologies, Inc.	17,323

		432,426

Oil & Gas Exploration, Production and Services (4.6%):
660	Cabot Oil & Gas Corp.	28,505
500	Cal Dive International, Inc.(b)	31,230

Shares	Security Description	Value
Common Stocks, continued:
Oil & Gas Exploration, Production and Services, continued:
1,420	Cimarex Energy Co.(b)	$60,691
454	Frontier Oil Corp.	16,639
1,110	Gulf Island Fabrication, Inc.	29,970
800	Harvest Natural Resources Inc.(b)	8,152
760	Headwaters, Inc.(b)	29,260
200	Holly Corp.	11,268
10	Houston Exploration Co.(b)	589
520	Hydril Co.(b)	35,620
570	Oceaneering International, Inc.(b)	28,340
535	Offshore Logistics, Inc.(b)	19,372
370	Petroleum Development Corp.(b)	14,060
881	Remington Oil & Gas Corp.(b)	33,945
810	Spinnaker Exploration Co.(b)	36,426
1,226	St. Mary Land & Exploration Co.	42,260
728	Stone Energy Corp.(b)	38,140
420	Swift Energy Co.(b)	19,291
795	TETRA Technologies, Inc.(b)	22,658
1,022	Unit Corp.(b)	53,205
300	W&T Offshore, Inc.	8,220
680	World Fuel Services Corp.	22,236

		590,077

Oil—Integrated Companies (0.7%):
622	BP Prudhoe Bay Royalty Trust	48,671
904	Dominion Resources Black Warrior Trust	42,172

		90,843

Paper Products (0.2%):
780	Louisiana-Pacific Corp.	19,726

Pharmaceuticals (0.9%):
610	Alpharma, Inc., Class A	16,238
400	Andrx Corp.(b)	7,252
440	Bradley Pharmaceuticals, Inc.(b)	4,682
422	Medco Health Solutions, Inc.(b)	20,792
410	Medicis Pharmaceutical Corp., Class A	13,944
1,570	NBTY, Inc.(b)	34,368
930	PAREXEL International Corp.(b)	18,023

		115,299

Printing & Publishing (0.9%):
800	Consolidated Graphics, Inc.(b)	30,888
860	Global Imaging Systems, Inc.(b)	28,423
920	John H. Harland Co.	38,594
1,110	Thomas Nelson, Inc.	22,799

		120,704

Raw Materials (0.3%):
810	AMCOL International Corp.	15,390
464	Massey Energy Co.	23,571

		38,961

Continued

AMERICAN PERFORMANCE FUNDS

Small Cap Equity Fund

Schedule of Portfolio Investments, Continued

August 31, 2005

Shares	Security Description	Value
Common Stocks, continued:
Recreational Products (0.6%):
930	K2, Inc.(b)	$11,579
1,070	SCP Pool Corp.	39,161
1,010	Winnebago Industries, Inc.	30,775

		81,515

REITS (1.7%):
400	Agree Realty Corp.	11,840
600	American Land Lease, Inc.	14,178
2,055	Annaly Mortgage Management, Inc.	31,236
1,100	Anthracite Capital, Inc.	12,991
500	BRT Realty Trust	11,625
1,100	Capital Lease Funding, Inc.	11,297
400	Correctional Properties Trust	11,704
800	MortgageIT Holdings, Inc.	12,920
100	New York Mortgage Trust, Inc.	794
600	One Liberty Properties, Inc.	12,216
100	PMC Commercial Trust	1,279
1,231	RAIT Investment Trust	36,795
710	Redwood Trust, Inc.	35,720
400	Universal Health Realty Income Trust	13,796

		218,391

Restaurants (1.4%):
1,100	CBRL Group, Inc.	39,775
628	CEC Entertainment, Inc.(b)	21,534
980	Jack In the Box, Inc.(b)	34,565
56	Landry’s Seafood Restaurants, Inc.(b)	1,637
830	Lone Star Steakhouse & Saloon, Inc.	21,904
580	Papa John’s International, Inc.(b)	27,736
558	RARE Hospitality International, Inc.(b)	14,921
1,620	Ryan’s Restaurant Group, Inc.(b)	20,752

		182,824

Retail (4.5%):
520	Action Performance Companies, Inc.	6,583
300	Borders Group, Inc.	6,849
1,140	Burlington Coat Factory Warehouse Corp.	43,729
1,050	Casey’s General Stores, Inc.	21,263
1,740	Cato Corp., Class A	33,756
789	Children’s Place Retail Stores, Inc.(b)	32,278
1,300	Christopher & Banks Corp.	20,891
595	Electronics Boutique Holdings Corp.(b)	38,140
1,070	Ethan Allen Interiors, Inc.	34,475
1,540	Finish Line, Inc., Class A	22,207
1,080	Fred’s, Inc.	15,131
500	Furniture Brands International, Inc.	9,555
1,210	Gymboree Corp.(b)	18,598
700	Hibbet Sporting Goods, Inc.(b)	23,548
1,480	Insight Enterprises, Inc.(b)	27,868
560	J. Jill Group, Inc.(b)	9,923

Shares	Security Description	Value
Common Stocks, continued:
Retail, continued:
580	Jo-Ann Stores, Inc.(b)	$12,470
1,220	Linens ‘n Things, Inc.(b)	28,792
252	Longs Drug Stores, Inc.	10,685
399	Men’s Wearhouse, Inc.(b)	12,162
1,914	Movie Gallery, Inc.	34,433
151	Sears Holdings Corp.(b)	20,515
367	Shopko Stores, Inc.(b)	9,127
1,550	Stein Mart, Inc.	37,913
1,250	Too, Inc.(b)	33,325
1,150	Zale Corp.(b)	32,085

		596,301

Semiconductors (3.5%):
870	Actel Corp.(b)	11,971
1,960	Aeroflex, Inc.(b)	18,208
1,050	Applied Industrial Technologies, Inc.	37,706
640	ATMI, Inc.(b)	19,731
330	Brooks Automation, Inc.(b)	4,686
590	Coherent, Inc.(b)	18,756
890	Cohu, Inc.	21,734
740	Cymer, Inc.(b)	24,790
1,520	DSP Group, Inc.(b)	38,713
931	Entegris Inc.(b)	9,748
960	Exar Corp.(b)	14,986
1,060	Helix Technology Corp.	16,600
1,550	Microsemi Corp.(b)	37,340
510	MKS Instruments, Inc.(b)	9,058
610	Photronics, Inc.(b)	12,670
910	Power Integrations, Inc.(b)	20,129
410	Rudolph Technologies, Inc.(b)	6,015
1,220	Semitool, Inc.(b)	9,845
2,760	Skyworks Solutions, Inc.(b)	20,810
960	Standard Microsystems Corp.(b)	25,008
700	Ultratech Stepper, Inc.(b)	10,696
1,260	Varian Semiconductor Equipment(b)	57,090

		446,290

Technology (1.1%):
810	Dionex Corp.(b)	42,687
930	Inter-Tel, Inc.	20,600
940	Intergraph Corp.(b)	38,361
900	Micros Systems, Inc.(b)	40,131

		141,779

Telecommunications (0.7%):
780	Audiovox Corp.(b)	14,102
1,470	C-COR, Inc.(b)	11,010
250	Golden Telecom, Inc.	7,375
670	J2 Global Communications, Inc.(b)	25,146
200	Plantronics, Inc.	6,520

Continued

AMERICAN PERFORMANCE FUNDS

Small Cap Equity Fund

Schedule of Portfolio Investments, Continued

August 31, 2005

Shares	Security Description	Value
Common Stocks, continued:
Telecommunications, continued:
1,230	Symmetricom, Inc.(b)	$10,676
610	ViaSat, Inc.(b)	14,482

		89,311

Tobacco & Tobacco Products (0.2%):
560	Universal Corp.	23,307

Transportation & Shipping (2.2%):
200	Alexander & Baldwin, Inc.	10,482
1,750	Arkansas Best Corp.	58,922
1,020	EGL, Inc.(b)	25,592
496	Forward Air Corp.	17,499
1,835	Heartland Express, Inc.	36,553
115	Kirby Corp.(b)	5,405
1,270	Knight Transportation, Inc.	30,086
1,140	Landstar System, Inc.	41,405
400	Thor Industries, Inc.	13,280
600	Werner Enterprises, Inc.	10,710
674	Yellow Roadway Corp.(b)	31,577

		281,511

Utilities—Natural Gas (2.6%):
1,108	Energen Corp.	42,459
832	New Jersey Resources Corp.	39,087
1,630	NICOR, Inc.	67,498
860	Piedmont Natural Gas Co., Inc.	21,122
716	Southwestern Energy Co.(b)	41,456

Shares	Security Description	Value
Common Stocks, continued:
Utilities—Natural Gas, continued:
1,040	UGI Corp.	$28,756
1,710	WGL Holdings, Inc.	56,208
670	WPS Resources Corp.	38,619

		335,205

Total Common Stocks (Cost $7,596,020)		10,082,501

Investment Companies (14.8%):
14,920	iShares Russell 2000 Index Fund	992,628
15,903	iShares S&P Smallcap 600 Index Fund	913,627

Total Investment Companies (Cost $1,681,526)		1,906,255

Investments in Affiliates (6.8%):
Investment Companies (6.8%):
878,511	American Performance Institutional Cash Management Fund	878,511

Total Investments in Affiliates (Cost $878,511)		878,511

Total Investments (Cost $10,156,057)(a)—100.1%		12,867,267
Liabilities in excess of other assets—(0.1)%		(6,724)

Net Assets—100.0%		$12,860,543

(a)	Represents cost for financial reporting purposes and differs from cost basis for federal income tax purposes by the amount of losses recognized for financial reporting in excess of federal income tax reporting of $10,344. Cost for federal income tax purposes differs from value by net unrealized appreciation of securities as follows:

Unrealized appreciation	$2,777,354
Unrealized depreciation	(76,488)

Net unrealized appreciation	$2,700,866

(b)	Represents non-income producing securities.

See notes to financial statements.

AMERICAN PERFORMANCE FUNDS

Notes to Financial Statements

August 31, 2005

1.	Organization:

The American Performance Funds (the “Trust”) were organized on October 1, 1987, and are registered under the Investment Company Act of 1940, as amended (the “1940 Act”), as a diversified, open-end investment company established as a Massachusetts business trust. The Trust presently offers shares of the U.S. Treasury Fund, the Institutional U.S. Treasury Fund, the Cash Management Fund, the Institutional Cash Management Fund, the Institutional Tax-Free Money Market Fund, the Intermediate Tax-Free Bond Fund, the Short-Term Income Fund, the Intermediate Bond Fund, the Bond Fund, the Balanced Fund, the Equity Fund, the Growth Equity Fund and the Small Cap Equity Fund (individually referred to as a “Fund” and collectively, “the Trust”).

Under the Trust’s organizational documents, its officers and trustees are indemnified against certain liabilities arising out of the performance of their duties to the Trust. In addition, in the normal course of business, the Trust enters into contracts with their vendors and others that provide for general indemnifications. The Trust’s maximum exposure under these arrangements is unknown as this would involve future claims that may be made against the Trust. However, based on experience, the Trust expects that risk of loss to be remote.

2.	Significant Accounting Policies:

The following is a summary of significant accounting policies followed by the Trust in the preparation of their financial statements. The policies are in conformity with accounting principles generally accepted in the United States of America (“GAAP”). The presentation of financial statements in conformity with GAAP requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities and disclosure of contingent assets and liabilities at the date of the financial statements and the reported amounts of income and expenses for the period. Actual results could differ from those estimates.

Securities Valuation:

The U.S. Treasury Fund, the Institutional U.S. Treasury Fund, the Cash Management Fund, the Institutional Cash Management Fund, and the Institutional Tax-Free Money Market Fund (“the Money Market Funds”) have elected to use the amortized cost method of valuation pursuant to Rule 2a-7 under the 1940 Act. This involves valuing an instrument at its cost initially and thereafter assuming a constant amortization to maturity of any discounts or premium, regardless of the impact of fluctuating interest rates on the market value of the instrument. This method may result in periods during which value, as determined by amortized cost, is higher or lower than the price each Money Market Fund would receive if it sold the instrument. The value of securities in the Money Market Funds can be expected to vary inversely with changes in prevailing interest rates.

The following is an overview of how securities will be valued in the Intermediate Tax-Free Bond Fund, the Short-Term Income Fund, the Intermediate Bond Fund, the Bond Fund, the Balanced Fund, the Equity Fund, the Growth Equity Fund, and the Small Cap Equity Fund (“the Variable Net Asset Value Funds”).

Securities for which market quotations are readily available will be valued on the basis of quotations provided by dealers in such securities or furnished through an independent national pricing service approved by the Board of Trustees.

Domestic equity securities are valued at the closing price on the exchange or market where the security is principally traded, except for those securities traded on NASDAQ, which will be valued at the NASDAQ Official Closing Price. If there have been no sales for that day on any exchange or market, the security is valued at the latest available bid price on the exchange or market where the security is principally traded.

Foreign equity securities will be priced at the closing price on the foreign exchange on which they are principally traded. If there have been no sales for that day, a security will be valued at the latest available bid price on the exchange where the security is principally traded. Prices of foreign securities denominated in foreign currency shall be converted into U.S. dollar equivalents using the daily rate of exchanges as supplied by a Board Approved National Pricing Service as of London 4:00 GMT.

Continued

AMERICAN PERFORMANCE FUNDS

Notes to Financial Statements, Continued

August 31, 2005

Fixed income securities will be valued using matrix pricing as determined by a Board approved independent pricing service. Short term fixed income securities are valued at amortized cost, which approximates current value.

Open ended mutual fund investments will be valued at the most recently calculated net asset value. Closed ended mutual funds are valued at their fair values based upon the latest available closing price.

Repurchase agreements will be valued at original cost.

Other securities and assets for which market quotations are not readily available will be valued at fair value using methods determined in good faith by the Funds’ pricing committee under the supervision of the Board of Trustees.

Security Transactions and Related Income:

Security transactions are accounted for no later than the first calculation on the first business day following the trade date. Interest income is recognized on an accrual basis and includes, where applicable, the amortization of premium or accretion of discount. Dividend income is recorded on the ex-dividend date. Gains or losses realized on sales of securities are determined by comparing the identified cost of the security lot sold with the net sales proceeds.

Securities Purchased on a When-issued Basis and Delayed Delivery Basis:

Each Fund may purchase securities on a “when-issued” basis. When-issued securities are securities purchased for delivery beyond the normal settlement date at a stated price and/or yield, thereby involving the risk that the price and/or yield obtained may be more or less than those available in the market when delivery takes place. The Fund records the transaction and reflects the value of the security in determining net asset value at the time the Fund makes the commitment to purchase a security on a when-issued basis. Normally, the settlement date occurs within one month of the purchase. No payment is made by the Fund, and no interest accrues to the Fund during the period between purchase and settlement. The Fund establishes a segregated account in which it maintains cash and marketable securities equal in value to commitments for when-issued securities.

Restricted and Illiquid Securities:

The Variable Net Asset Value Funds will not invest more than 15% of their net assets and the Money Market Funds will not invest more than 10% of their net assets in Section 4(2) paper and illiquid securities unless the investment adviser determines, by continuous reference to the appropriate trading markets and pursuant to guidelines approved by the Board of Trustees, that any Section 4(2) paper or illiquid securities held by a Fund in excess of this level is at all time liquid.

Risks Associated with Foreign Securities and Currencies:

Investments in securities of foreign issuers carry certain risks not ordinarily associated with investments in securities of domestic issuers. Such risks include future political and economic developments, and the possible imposition of exchange controls or other foreign government laws and restrictions. In addition, with respect to certain countries, there is the possibility of expropriation of assets, confiscatory taxation, political or social instability or diplomatic developments which could adversely affect investments in those countries.

Repurchase Agreements:

The Funds may invest in repurchase agreements with financial institutions such as member banks of the Federal Deposit Insurance Corporation or from registered broker/dealers, which the respective investment adviser deems creditworthy under guidelines approved by the Board of Trustees, subject to the seller’s agreement to repurchase such securities at a mutually agreed-upon date and price. The repurchase price generally equals the price paid by the Fund plus interest negotiated on the basis of current short-term rates, which may be more or less than the rate on the underlying portfolio securities. The seller, under a repurchase agreement, is required to maintain the value of collateral held pursuant to the agreement at not less than the repurchase price (including accrued interest). Securities subject to repurchase agreements are held by each Fund’s custodian, another qualified sub-custodian, or in the Federal Reserve/Treasury book-entry system.

Continued

AMERICAN PERFORMANCE FUNDS

Notes to Financial Statements, Continued

August 31, 2005

Distributions to Shareholders:

Distributions from net investment income are declared daily and paid monthly for the U.S. Treasury Fund, the Institutional U.S. Treasury Fund, the Cash Management Fund, the Institutional Cash Management Fund, the Institutional Tax-Free Money Market Fund, the Intermediate Tax-Free Bond Fund, the Short-Term Income Fund, the Intermediate Bond Fund, and the Bond Fund. Distributions from net investment income are declared and paid quarterly for the Balanced Fund, the Equity Fund, the Growth Equity Fund and the Small Cap Equity Fund. Net realized capital gains, if any, are declared and distributed at least annually.

The character of income and gains distributed are determined in accordance with income tax regulations which may differ from GAAP. These “book/tax” differences are either considered temporary or permanent in nature. To the extent these differences are permanent in nature (i.e. reclass of market discounts, gain/loss, paydowns, and distributions), such amounts are reclassified within the composition of net assets based on their federal tax-basis treatment; temporary differences do not require reclassification. To the extent distributions from net investment income and net realized gains exceed net investment income and net realized gains for tax purposes, they are reported as distributions of capital.

Other:

Expenses that are directly related to one of the Funds are charged directly to that Fund. Other operating expenses of the Funds are pro-rated to each Fund on the basis of relative net assets or another appropriate method.

3.	Related Party Transactions:

BOk Investment Advisers, Inc. (“BOkIA”), a separate, wholly-owned subsidiary of Bank of Oklahoma, NA (“BOk”), serves as investment adviser to the Funds. Under the terms of the Investment Advisory Agreement, BOkIA is entitled to receive fees based on a percentage of the average net assets of each of the Funds based upon the following schedule.

Annual Advisory Fee (as a percentage of net assets)
U.S. Treasury Fund	0.40%
Institutional U.S. Treasury Fund	0.15%
Cash Management Fund	0.40%
Institutional Cash Management Fund	0.15%
Institutional Tax-Free Money Market Fund	0.15%
Intermediate Tax-Free Bond Fund	0.55%
Short-Term Income Fund	0.55%
Intermediate Bond Fund	0.55%
Bond Fund	0.55%
Balanced Fund	0.74%
Equity Fund	0.69%
Growth Equity Fund	0.69%
Small Cap Equity Fund	0.69%

BOkIA serves the Trust as Administrator for which it is entitled to an annual fee of 0.20% of the average daily net assets of each of the Funds except for the U.S. Treasury Fund and Cash Management Fund for which BOkIA is entitled to an annual fee of 0.195%. Under a Sub-Administration Agreement BOkIA pays BISYS Fund Services Ohio, Inc. (“BISYS Ohio”) a fee of up to 0.03% of each Fund’s (except for the Institutional Tax-Free Money Market Fund) average daily net assets to perform certain administrative duties for the Trust. The fees paid to BISYS Ohio by BOkIA for such services come out of BOkIA’s fees and are not an additional charge to the Funds.

BOk serves the Trust as custodian for which it is paid a fee up to 0.03% of each Fund’s average daily net assets.

Continued

AMERICAN PERFORMANCE FUNDS

Notes to Financial Statements, Continued

August 31, 2005

BISYS Fund Services Limited Partnership d/b/a BISYS Fund Services (“BISYS”), and BISYS Ohio are subsidiaries of The BISYS Group, Inc. BISYS Ohio, with whom certain officers of the Trust are affiliated, are paid no fees directly by the Trust for serving as officers of the Trust. BISYS Ohio also serves the Trust as transfer agent and fund accountant. Under its Transfer Agency Agreement with the Trust, BISYS Ohio is entitled to receive an annual fee of 0.03% of each Fund’s average daily net assets (excluding the Institutional Tax-Free Money Market Fund), an annual fee per account and out of pocket charges. Under its Fund Accounting Agreement with the Trust, BISYS Ohio is entitled to receive an annual fee of 0.03% of each Fund’s average daily net assets (except for the U.S. Treasury Fund, Cash Management Fund and Institutional Tax-Free Money Market Fund), plus out of pocket charges, to perform fund accounting duties for the Trust. In regards to the U.S. Treasury Fund and Cash Management Fund, BISYS Ohio is entitled to receive an annual fee of 0.025% of the average daily net assets of each Fund for fund accounting services. Under the Omnibus Fee Agreement with the Institutional Tax-Free Money Market Fund, BISYS Ohio is entitled to receive an annual fee of 0.10% of the Fund’s average daily net assets for providing fund accounting, transfer agency, and sub-administration services.

The Trust (except for the Institutional U.S. Treasury Fund, the Institutional Cash Management Fund and the Institutional Tax-Free Money Market Fund) has adopted a Distribution and Shareholder Services Plan in accordance with Rule 12b-1 under the 1940 Act, pursuant to which the Funds are authorized to pay or reimburse BISYS, as distributor, a periodic amount, calculated at an annual rate not to exceed 0.25% of the average daily net asset value of the Funds, and may be used by BISYS to pay banks, including BOk, broker dealers and other institutions. As distributor, BISYS is entitled to receive commissions on sales of shares of the variable net asset value funds. For the year ended August 31, 2005, BISYS received $61,826 from commissions earned on sales of shares of the variable net asset value funds, $61,283 of which was reallowed to affiliated broker/dealers of the Funds.

From time to time, fees may be reduced or reimbursed in order to assist each of the Funds in maintaining more competitive expense ratios.

4.	Purchases and Sales of Securities:

Purchases and sales of securities (excluding short-term securities) for the year ended August 31, 2005 are as follows:

	Purchases	Sales
Intermediate Tax-Free Bond Fund	$2,052,978	$9,583,466
Short-Term Income Fund	195,852,722	180,442,143
Intermediate Bond Fund	41,332,232	38,098,507
Bond Fund	33,413,944	31,257,230
Balanced Fund	84,341,066	85,533,787
Equity Fund	23,315,258	54,091,688
Growth Equity Fund	63,302,528	87,326,711
Small Cap Equity Fund	7,322,102	8,665,167

Continued

AMERICAN PERFORMANCE FUNDS

Notes to Financial Statements, Continued

August 31, 2005

5.	Concentration of Credit Risk:

The Institutional Tax-Free Money Market Fund and the Intermediate Tax-Free Bond Fund invest primarily in debt instruments of municipal issuers. The issuers’ ability to meet their obligations may be affected by economic developments in a specific industry sector.

The Institutional Tax-Free Money Market Fund had the following concentration by industry sector as of August 31, 2005, (as a percentage of value):

Institutional Tax-Free Money Market Fund
Development	3.76%
Education	4.98%
Facilities	5.14%
General Obligation	10.70%
Higher Education	4.03%
Investment Companies	2.30%
Medical	21.11%
Multi-Family Housing	2.12%
Pollution	16.12%
Power	2.45%
School District	2.69%
Single Family Housing	2.68%
Transportation	9.70%
Utilities	9.54%
Water	2.68%

100.00%

The Intermediate Tax-Free Bond Fund had the following concentration by industry sector as of August 31, 2005, (as a percentage of value):

Intermediate Tax-Free Bond Fund
Development	2.07%
Education	1.89%
Facilities	2.26%
General Obligation	23.02%
Higher Education	7.86%
Investment Companies	0.89%
Medical	6.37%
Multi-Family Housing	0.30%
Pollution	3.82%
School District	27.05%
Single Family Housing	1.78%
Transportation	3.59%
Utilities	8.60%
Water	10.50%

100.00%

Continued

AMERICAN PERFORMANCE FUNDS

Notes to Financial Statements, Continued

August 31, 2005

6.	Federal Income Taxes:

It is the policy of each Fund to continue to qualify as a regulated investment company by complying with the provisions available to certain investment companies, as defined in applicable sections of the Internal Revenue Code, and to make distributions of net investment income and net realized capital gains sufficient to relieve it from all, or substantially all, federal income taxes.

At August 31, 2005, the following Funds had net capital loss carryforwards to offset net capital gains, if any, to the extent provided by the Treasury regulations:

Fund	Amount	Expires
U.S. Treasury Fund	$333	2013
Institutional Cash Management	518	2012
Institutional Cash Management	9,781	2013
Short-Term Income Fund	434,657	2012
Short-Term Income Fund	1,765,022	2013
Intermediate Bond Fund	394,155	2013
Equity Fund	21,286,266	2011
Growth Equity Fund	3,250,730	2010
Growth Equity Fund	6,176,932	2011

To the extent that these carryforwards are used to offset future capital gains, it is possible that the gains that are offset will not be distributed to shareholders. The Balanced Fund, Equity Fund and Growth Equity utilized $1,744,106, $7,563,013 and $6,311,436, respectively, of the net capital loss carryforwards during the fiscal year ended August 31, 2005.

The tax characteristics of distributions paid to shareholders during the fiscal years ended August 31, 2005 and 2004 were as follows:

	Distributions paid from:
2005	Net Investment Income	Net Long Term Gains	Total Taxable Distributions	Tax-Exempt Distributions	Tax Return of Capital	Total Distributions Paid
U.S. Treasury Fund	$11,202,551	$—	$11,202,551	$—	$—	$11,202,551	*
Institutional U.S. Treasury Fund	5,326,449	—	5,326,449	—	—	5,326,449	*
Cash Management Fund	13,206,558	—	13,206,558	—	—	13,206,558	*
Institutional Cash Management	5,705,137	—	5,705,137	—	—	5,705,137	*
Institutional Tax-Free Money Market Fund	—	—	—	1,499,036	—	1,499,036	*
Intermediate Tax-Free Bond Fund	344	81,256	81,600	1,029,147	—	1,110,747	*
Short-Term Income Fund	8,948,080	—	8,948,080	—	—	8,948,080	*
Intermediate Bond Fund	3,441,393	—	3,441,393	—	—	3,441,393	*
Bond Fund	2,090,937	80,781	2,171,718	—	—	2,171,718	*
Balanced Fund	1,747,693	—	1,747,693	—	—	1,747,693
Equity Fund	330,666	—	330,666	—	—	330,666
Growth Equity Fund	332,485	—	332,485	—	—	332,485
Small Cap Equity Fund	173,410	2,744,995	2,918,405	—	—	2,918,405

Continued

AMERICAN PERFORMANCE FUNDS

Notes to Financial Statements, Continued

August 31, 2005

	Distributions paid from:
2004	Net Investment Income	Net Long Term Gains	Total Taxable Distributions	Tax-Exempt Distributions	Tax Return of Capital	Total Distributions Paid
U.S. Treasury Fund	$1,895,288	$—	$1,895,288	$—	$—	$1,895,288	*
Institutional U.S. Treasury Fund	1,054,667	—	1,054,667	—	—	1,054,667	*
Cash Management Fund	3,900,316	—	3,900,316	—	—	3,900,316	*
Institutional Cash Management	2,607,552	—	2,607,552	—	—	2,607,552	*
Intermediate Tax-Free Bond Fund	13	54,613	54,626	1,364,128	—	1,418,754	*
Short-Term Income Fund	9,490,184	280,814	9,770,998	—	—	9,770,998	*
Intermediate Bond Fund	5,806,217	68,998	5,875,215	—	—	5,875,215	*
Bond Fund	3,861,046	760,014	4,621,060	—	—	4,621,060	*
Balanced Fund	1,375,143	—	1,375,143	—	—	1,375,143
Equity Fund	473,355	—	473,355	—	—	473,355
Growth Equity Fund	238,903	—	238,903	—	—	238,903
Small Cap Equity Fund	9,925	—	9,925	—	—	9,925

*	Total distributions paid differ from the Statements of Changes in Net Assets because distributions are recognized when actually paid for tax purposes.

As of August 31, 2005 the components of accumulated earnings/(deficit) on a tax basis were as follows:

	Undistributed Ordinary Income/Tax Exempt Income	Undistributed Long-Term Capital Gains	Accumulated Earnings	Distributions Payable	Accumulated Capital and Other Losses**	Unrealized Appreciation/ (Depreciation)***	Total Accumulated Earnings/ (Deficit)
U.S. Treasury Fund	$1,588,799	$—	$1,588,799	$(1,546,470)	$(333)	$—	$41,996
Institutional U.S. Treasury Fund	669,359	—	669,359	(667,961)	—	—	1,398
Cash Management Fund	2,184,303	—	2,184,303	(2,120,970)	—	—	63,333
Institutional Cash Management	759,879	—	759,879	(758,890)	(20,437)	—	(19,448)
Institutional Tax-Free Money Market Fund	507,341	—	507,341	(507,341)	—	—	—
Intermediate Tax-Free Bond Fund	—	70,089	70,089	(67,126)	—	893,113	896,076
Short-Term Income Fund	1,532,243	—	1,532,243	(836,270)	(3,047,316)	(565,212)	(2,916,555)
Intermediate Bond Fund	525,284	—	525,284	(290,591)	(605,857)	676,971	305,807
Bond Fund	320,989	45,237	366,226	(187,876)	—	1,162,151	1,340,501
Balanced Fund	782,446	2,944,844	3,727,290	—	—	7,649,949	11,377,239
Equity Fund	23,669	—	23,669	—	(21,286,266)	3,963,785	(17,298,812)
Growth Equity Fund	—	—	—	—	(9,427,662)	1,053,835	(8,373,827)
Small Cap Equity Fund	580,140	—	580,140	—	(31,681)	2,700,866	3,249,325

**	See footnote 6 regarding the capital loss carry forwards and below for post-October losses.
***	The differences between book-basis and tax-basis unrealized appreciation/(depreciation) is attributable primarily to: tax deferral of losses on wash sales and the difference between book and tax amortization methods for premium and market discounts.

Continued

AMERICAN PERFORMANCE FUNDS

Notes to Financial Statements, Continued

August 31, 2005

7.	Other Federal Income Tax Information (Unaudited):

Under current tax laws, net capital losses incurred after October 31, within a Fund’s fiscal year are deemed to arise on the first business day of the following fiscal year for tax purposes. For the year ended August 31, 2005, the Funds deferred post October capital losses were as follows:

Fund	Post-October Capital Losses

Institutional Cash Management	$10,138
Short-Term Income Fund	847,637
Intermediate Bond Fund	211,702
Small Cap Equity Fund	31,681

For the year ended August 31, 2005 certain distributions paid by the Funds may be subject to a maximum tax rate of 15% as provided by the Jobs and Growth Relief Reconciliation Act of 2003. The Funds intend to designate the maximum amount allowable as taxed at a maximum rate of 15%. Complete information will be reported in conjunction with your 2005 Form 1099-DIV.

For corporate shareholders, the following percentage of the total ordinary income distributions paid during the fiscal year ended August 31, 2005 qualify for the corporate dividends received deduction for the following Funds:

Fund	Percentage
Balanced Fund	50.35%
Equity Fund	100.00%
Growth Equity Fund	100.00%
Small Cap Equity Fund	22.74%

Continued

AMERICAN PERFORMANCE FUNDS

Financial Highlights

	U.S. Treasury Fund
	Year Ended August 31,
	2005	2004	2003	2002	2001
Net Asset Value, Beginning of Year	$1.000	$1.000	$1.000	$1.000	$1.000

Investment Activities
Net investment income	0.018	0.004	0.006	0.013	0.045

Total from Investment Activities	0.018	0.004	0.006	0.013	0.045

Distributions
Net investment income	(0.018)	(0.004)	(0.006)	(0.013)	(0.045)

Total Distributions	(0.018)	(0.004)	(0.006)	(0.013)	(0.045)

Net Asset Value, End of Year	$1.000	$1.000	$1.000	$1.000	$1.000

Total Return	1.77%	0.35%	0.58%	1.29%	4.63%

Ratios/Supplemental Data:
Net Assets at end of year (000)	$693,510	$630,933	$605,625	$611,568	$626,404
Ratio of expenses to average net assets	0.72%	0.70%	0.70%	0.70%	0.70%
Ratio of net investment income to average net assets	1.77%	0.35%	0.58%	1.28%	4.51%
Ratio of expenses to average net assets*	0.97%	0.95%	0.95%	0.95%	0.95%

*	During the period, certain fees were voluntarily reduced. If such voluntary fee reductions had not occurred, the ratios would have been as indicated.

See notes to financial statements.

AMERICAN PERFORMANCE FUNDS

Financial Highlights, Continued

	Institutional U.S. Treasury Fund
	Year Ended August 31,			Period Ended August 31, 2002(a)
	2005	2004	2003
Net Asset Value, Beginning of Period	$1.000	$1.000	$1.000	$1.000

Investment Activities
Net investment income	0.022	0.008	0.010	0.014

Total from Investment Activities	0.022	0.008	0.010	0.014

Distributions
Net investment income	(0.022)	(0.008)	(0.010)	(0.014)

Total Distributions	(0.022)	(0.008)	(0.010)	(0.014)

Net Asset Value, End of Period	$1.000	$1.000	$1.000	$1.000

Total Return	2.24%	0.79%	1.02%	1.37	%(b)

Ratios/Supplemental Data:
Net Assets at end of period (000)	$277,300	$182,345	$77,647	$53,005
Ratio of expenses to average net assets	0.27%	0.26%	0.26%	0.26	%(c)
Ratio of net investment income to average net assets	2.25%	0.79%	0.99%	1.58	%(c)
Ratio of expenses to average net assets*	0.48%	0.46%	0.51%	0.53	%(c)

*	During the period, certain fees were voluntarily reduced. If such voluntary fee reductions had not occurred, the ratios would have been as indicated.
(a)	For the period October 19, 2001 (commencement of operations) through August 31, 2002.
(b)	Not annualized.
(c)	Annualized.

See notes to financial statements.

AMERICAN PERFORMANCE FUNDS

Financial Highlights, Continued

	Cash Management Fund
	Year Ended August 31,
	2005	2004	2003	2002	2001
Net Asset Value, Beginning of Year	$1.000	$1.000	$1.000	$1.000	$1.000

Investment Activities
Net investment income	0.019	0.006	0.009	0.017	0.049

Total from Investment Activities	0.019	0.006	0.009	0.017	0.049

Distributions
Net investment income	(0.019)	(0.006)	(0.009)	(0.017)	(0.049)

Total Distributions	(0.019)	(0.006)	(0.009)	(0.017)	(0.049)

Net Asset Value, End of Year	$1.000	$1.000	$1.000	$1.000	$1.000

Total Return	1.94%	0.60%	0.85%	1.67%	4.99%

Ratios/Supplemental Data:
Net Assets at end of year (000)	$823,358	$661,759	$672,857	$892,477	$731,152
Ratio of expenses to average net assets	0.57%	0.55%	0.55%	0.54%	0.54%
Ratio of net investment income to average net assets	1.95%	0.60%	0.87%	1.64%	4.81%
Ratio of expenses to average net assets*	0.97%	0.95%	0.95%	0.94%	0.94%

*	During the period, certain fees were voluntarily reduced. If such voluntary fee reductions had not occurred, the ratios would have been as indicated.

See notes to financial statements.

AMERICAN PERFORMANCE FUNDS

Financial Highlights, Continued

	Institutional Cash Management Fund
	Year Ended August 31,		Period Ended August 31, 2003(a)
	2005	2004
Net Asset Value, Beginning of Period	$1.000	$1.000	$1.000

Investment Activities
Net investment income	0.022	0.009	0.009

Total from Investment Activities	0.022	0.009	0.009

Distributions
Net investment income	(0.022)	(0.009)	(0.009)

Total Distributions	(0.022)	(0.009)	(0.009)

Net Asset Value, End of Period	$1.000	$1.000	$1.000

Total Return	2.22%	0.88%	0.87	%(b)

Ratios/Supplemental Data:
Net Assets at end of period (000)	$307,069	$250,970	$301,500
Ratio of expenses to average net assets	0.27%	0.26%	0.12	%(c)
Ratio of net investment income to average net assets	2.22%	0.87%	1.05	%(c)
Ratio of expenses to average net assets*	0.49%	0.46%	0.47	%(c)

*	During the period, certain fees were voluntarily reduced. If such voluntary fee reductions had not occurred, the ratios would have been as indicated.
(a)	For the period November 22, 2002 (commencement of operations) through August 31, 2003.
(b)	Not annualized.
(c)	Annualized.

See notes to financial statements.

AMERICAN PERFORMANCE FUNDS

Financial Highlights, Continued

	Institutional Tax-Free Money Market Fund
	Period Ended August 31, 2005(a)
Net Asset Value, Beginning of Period	$1.000

Investment Activities
Net investment income	0.009

Total from Investment Activities	0.009

Distributions
Net investment income	(0.009)

Total Distributions	(0.009)

Net Asset Value, End of Period	$1.000

Total Return	0.93	%(b)

Ratios/Supplemental Data:
Net Assets at end of period (000)	$260,835
Ratio of expenses to average net assets	0.18	%(c)
Ratio of net investment income to average net assets	2.38	%(c)
Ratio of expenses to average net assets*	0.59	%(c)

*	During the period, certain fees were voluntarily and contractually reduced. If such voluntary and contractual fee reductions had not occurred, the ratios would have been as indicated.
(a)	For the period April 11, 2005 (commencement of operations) through August 31, 2005.
(b)	Not annualized.
(c)	Annualized.

See notes to financial statements.

AMERICAN PERFORMANCE FUNDS

Financial Highlights, Continued

	Intermediate Tax-Free Bond Fund
	Year Ended August 31,
	2005	2004	2003	2002	2001
Net Asset Value, Beginning of Year	$10.99	$10.85	$11.00	$10.97	$10.56

Investment Activities
Net investment income	0.35	0.36	0.39	0.46	0.47
Net realized/unrealized gains (losses) on investment transactions	(0.12)	0.17	(0.12)	0.08	0.42

Total from Investment Activities	0.23	0.53	0.27	0.54	0.89

Distributions
Net investment income	(0.34)	(0.39)	(0.39)	(0.46)	(0.47)
Net realized gains on investment transactions	(0.03)	—	(0.03)	(0.05)	(0.01)

Total Distributions	(0.37)	(0.39)	(0.42)	(0.51)	(0.48)

Net Asset Value, End of Year	$10.85	$10.99	$10.85	$11.00	$10.97

Total Return (excludes sales charge)	2.11%	5.00%	2.47%	5.09%	8.57%

Ratios/Supplemental Data:
Net Assets at end of year (000)	$29,630	$33,734	$41,653	$34,680	$28,618
Ratio of expenses to average net assets	0.81%	0.72%	0.72%	0.76%	0.75%
Ratio of net investment income to average net assets	3.22%	3.36%	3.52%	4.18%	4.37%
Ratio of expenses to average net assets*	1.26%	1.17%	1.17%	1.21%	1.20%
Portfolio turnover	6.64%	11.80%	19.52%	10.22%	9.20%

*	During the period, certain fees were voluntarily reduced. If such voluntary fee reductions had not occurred, the ratios would have been as indicated.

See notes to financial statements.

AMERICAN PERFORMANCE FUNDS

Financial Highlights, Continued

	Short-Term Income Fund
	Year Ended August 31,
	2005	2004	2003	2002	2001
Net Asset Value, Beginning of Year	$10.27	$10.35	$10.34	$10.24	$9.93

Investment Activities
Net investment income	0.33	0.29	0.32	0.47	0.60
Net realized/unrealized gains (losses) on investment transactions	(0.07)	0.06	0.10	0.14	0.31

Total from Investment Activities	0.26	0.35	0.42	0.61	0.91

Distributions
Net investment income	(0.36)	(0.38)	(0.38)	(0.47)	(0.60)
Net realized gains on investment transactions	—	(0.05)	(0.03)	(0.04)	—

Total Distributions	(0.36)	(0.43)	(0.41)	(0.51)	(0.60)

Net Asset Value, End of Year	$10.17	$10.27	$10.35	$10.34	$10.24

Total Return (excludes sales charge)	2.56%	3.39%	4.12%	6.14%	9.37%

Ratios/Supplemental Data:
Net Assets at end of year (000)	$275,968	$213,566	$228,843	$135,409	$75,458
Ratio of expenses to average net assets	0.54%	0.52%	0.52%	0.55%	0.56%
Ratio of net investment income to average net assets	3.25%	2.81%	2.98%	4.79%	5.87%
Ratio of expenses to average net assets*	1.17%	1.15%	1.15%	1.18%	1.19%
Portfolio turnover	77.18%	125.55%	174.71%	103.52%	63.55%

*	During the period, certain fees were voluntarily reduced and reimbursed. If such voluntary fee reductions and reimbursements had not occurred, the ratios would have been as indicated.

See notes to financial statements.

AMERICAN PERFORMANCE FUNDS

Financial Highlights, Continued

	Intermediate Bond Fund
	Year Ended August 31,
	2005	2004	2003	2002	2001
Net Asset Value, Beginning of Year	$10.41	$10.65	$10.58	$10.47	$10.08

Investment Activities
Net investment income	0.36	0.33	0.38	0.52	0.59
Net realized/unrealized gains (losses) on investment transactions	(0.06)	0.08	0.15	0.12	0.39

Total from Investment Activities	0.30	0.41	0.53	0.64	0.98

Distributions
Net investment income	(0.39)	(0.40)	(0.43)	(0.53)	(0.59)
Net realized gains on investment transactions	—	(0.25)	(0.03)	—	—

Total Distributions	(0.39)	(0.65)	(0.46)	(0.53)	(0.59)

Net Asset Value, End of Year	$10.32	$10.41	$10.65	$10.58	$10.47

Total Return (excludes sales charge)	2.96%	3.92%	4.99%	6.24%	10.01%

Ratios/Supplemental Data:
Net Assets at end of year (000)	$91,467	$90,786	$98,598	$103,208	$96,908
Ratio of expenses to average net assets	0.97%	0.94%	0.95%	0.96%	0.95%
Ratio of net investment income to average net assets	3.49%	3.06%	3.53%	4.98%	5.76%
Ratio of expenses to average net assets*	1.17%	1.14%	1.15%	1.16%	1.15%
Portfolio turnover	44.05%	142.06%	127.81%	80.93%	62.71%

*	During the period, certain fees were voluntarily reduced and reimbursed. If such voluntary fee reductions and reimbursements had not occurred, the ratios would have been as indicated.

See notes to financial statements.

AMERICAN PERFORMANCE FUNDS

Financial Highlights, Continued

	Bond Fund
	Year Ended August 31,
	2005	2004	2003	2002	2001
Net Asset Value, Beginning of Year	$9.57	$9.82	$9.89	$9.67	$9.17

Investment Activities
Net investment income	0.39	0.39	0.45	0.50	0.55
Net realized/unrealized gains (losses) on investment transactions	(0.01)	0.16	0.03	0.29	0.50

Total from Investment Activities	0.38	0.55	0.48	0.79	1.05

Distributions
Net investment income	(0.41)	(0.41)	(0.45)	(0.50)	(0.55)
Net realized gains on investment transactions	(0.02)	(0.39)	(0.10)	(0.07)	—

Total Distributions	(0.43)	(0.80)	(0.55)	(0.57)	(0.55)

Net Asset Value, End of Year	$9.52	$9.57	$9.82	$9.89	$9.67

Total Return (excludes sales charge)	3.98%	5.80%	5.02%	8.44%	11.79%

Ratios/Supplemental Data:
Net Assets at end of year (000)	$51,373	$49,465	$60,864	$72,139	$65,462
Ratio of expenses to average net assets	0.98%	0.96%	0.96%	0.96%	0.96%
Ratio of net investment income to average net assets	4.09%	3.98%	4.50%	5.19%	5.85%
Ratio of expenses to average net assets*	1.18%	1.16%	1.16%	1.16%	1.16%
Portfolio turnover	66.62%	97.38%	178.47%	122.65%	76.59%

*	During the period, certain fees were voluntarily reduced and reimbursed. If such voluntary fee reductions and reimbursements had not occurred, the ratios would have been as indicated.

See notes to financial statements.

AMERICAN PERFORMANCE FUNDS

Financial Highlights, Continued

	Balanced Fund
	Year Ended August 31,
	2005	2004	2003	2002	2001
Net Asset Value, Beginning of Year	$12.34	$11.56	$10.77	$11.88	$13.86

Investment Activities
Net investment income	0.25	0.20	0.23	0.28	0.29
Net realized/unrealized gains (losses) on investment transactions	1.18	0.79	0.80	(1.11)	(1.96)

Total from Investment Activities	1.43	0.99	1.03	(0.83)	(1.67)

Distributions
Net investment income	(0.26)	(0.21)	(0.24)	(0.28)	(0.31)
Net realized gains on investment transactions	—	—	—	—	—

Total Distributions	(0.26)	(0.21)	(0.24)	(0.28)	(0.31)

Net Asset Value, End of Year	$13.51	$12.34	$11.56	$10.77	$11.88

Total Return (excludes sales charge)	11.68%	8.49%	9.93%	(7.13)%	(12.12)%

Ratios/Supplemental Data:
Net Assets at end of year (000)	$90,522	$84,174	$71,552	$54,957	$60,249
Ratio of expenses to average net assets	0.79%	0.76%	0.77%	0.77%	0.75%
Ratio of net investment income to average net assets	1.92%	1.66%	2.16%	2.36%	2.39%
Ratio of expenses to average net assets*	1.36%	1.33%	1.34%	1.34%	1.32%
Portfolio turnover	99.97%	104.37%	81.13%	65.87%	84.73%

*	During the period, certain fees were voluntarily reduced and reimbursed. If such voluntary fee reductions and reimbursements had not occurred, the ratios would have been as indicated.

See notes to financial statements.

AMERICAN PERFORMANCE FUNDS

Financial Highlights, Continued

	Equity Fund
	Year Ended August 31,
	2005	2004	2003	2002	2001
Net Asset Value, Beginning of Year	$7.94	$7.12	$6.49	$10.78	$17.48

Investment Activities
Net investment income	0.09	0.10	0.06	0.07	0.09
Net realized/unrealized gains (losses) on investment transactions	1.37	0.80	0.64	(2.39)	(3.13)

Total from Investment Activities	1.46	0.90	0.70	(2.32)	(3.04)

Distributions
Net investment income	(0.10)	(0.08)	(0.07)	(0.07)	(0.09)
Net realized gains on investment transactions	—	—	—	(1.90)	(3.57)

Total Distributions	(0.10)	(0.08)	(0.07)	(1.97)	(3.66)

Net Asset Value, End of Year	$9.30	$7.94	$7.12	$6.49	$10.78

Total Return (excludes sales charge)	18.49%	12.62%	10.72%	(24.99)%	(19.60)%

Ratios/Supplemental Data:
Net Assets at end of year (000)	$17,637	$43,897	$47,793	$56,753	$109,685
Ratio of expenses to average net assets	1.19%	1.08%	1.10%	1.08%	1.06%
Ratio of net investment income to average net assets	0.78%	1.13%	0.94%	0.79%	0.76%
Ratio of expenses to average net assets*	1.38%	1.27%	1.29%	1.27%	1.25%
Portfolio turnover	90.13%	65.12%	36.48%	97.98%	124.00%

*	During the period, certain fees were voluntarily reduced and reimbursed. If such voluntary fee reductions and reimbursements had not occurred, the ratios would have been as indicated.

See notes to financial statements.

AMERICAN PERFORMANCE FUNDS

Financial Highlights, Continued

	Growth Equity Fund
	Year Ended August 31,
	2005	2004	2003	2002	2001
Net Asset Value, Beginning of Year	$8.89	$8.84	$8.47	$9.95	$16.57

Investment Activities
Net investment income (loss)	0.08	0.03	0.03	—	(0.04)
Net realized/unrealized gains (losses) on investment transactions	0.93	0.05	0.37	(1.48)	(6.17)

Total from Investment Activities	1.01	0.08	0.40	(1.48)	(6.21)

Distributions
Net investment income	(0.12)	(0.03)	(0.03)	—	—
Net realized gains on investment transactions	—	—	—	—	(0.41)

Total Distributions	(0.12)	(0.03)	(0.03)	—	(0.41)

Net Asset Value, End of Year	$9.78	$8.89	$8.84	$8.47	$9.95

Total Return (excludes sales charge)	11.43%	0.88%	4.75%	(14.83)%	(38.04)%

Ratios/Supplemental Data:
Net Assets at end of year (000)	$12,766	$37,506	$86,236	$76,585	$89,439
Ratio of expenses to average net assets	1.21%	1.09%	1.08%	1.08%	1.07%
Ratio of net investment income (loss) to average net assets	1.20%	0.33%	0.39%	0.03%	(0.27)%
Ratio of expenses to average net assets*	1.40%	1.28%	1.27%	1.27%	1.26%
Portfolio turnover	293.55%	175.50%	32.67%	42.81%	70.46%

*	During the period, certain fees were voluntarily reduced and reimbursed. If such voluntary fee reductions and reimbursements had not occurred, the ratios would have been as indicated.

See notes to financial statements.

AMERICAN PERFORMANCE FUNDS

Financial Highlights, Continued

	Small Cap Equity Fund
	Year Ended August 31,
	2005	2004	2003	2002	2001
Net Asset Value, Beginning of Year	$13.73	$12.43	$10.61	$12.11	$12.54

Investment Activities
Net investment income	0.07	—	0.02	0.01	0.02
Net realized/unrealized gains (losses) on investment transactions	3.47	1.31	1.82	(1.18)	(0.36)

Total from Investment Activities	3.54	1.31	1.84	(1.17)	(0.34)

Distributions
Net investment income	(0.08)	(0.01)	(0.02)	(0.01)	(0.03)
Net realized gains on investment transactions	(3.75)	—	—	(0.32)	(0.06)

Total Distributions	(3.83)	(0.01)	(0.02)	(0.33)	(0.09)

Net Asset Value, End of Year	$13.44	$13.73	$12.43	$10.61	$12.11

Total Return (excludes sales charge)	28.23%	10.45%	17.48%	(9.87)%	(2.69)%

Ratios/Supplemental Data:
Net Assets at end of year (000)	$12,861	$11,048	$14,062	$10,314	$7,454
Ratio of expenses to average net assets	0.93%	0.86%	0.78%	0.71%	0.66%
Ratio of net investment income to average net assets	0.56%	0.02%	0.22%	0.13%	0.18%
Ratio of expenses to average net assets*	1.42%	1.35%	1.35%	1.45%	1.40%
Portfolio turnover	63.59%	121.48%	36.52%	68.42%	118.56%

*	During the period, certain fees were voluntarily reduced and reimbursed. If such voluntary fee reductions and reimbursements had not occurred, the ratios would have been as indicated.

See notes to financial statements.

AMERICAN PERFORMANCE FUNDS

Trustees and Officers of American Performance Funds (Unaudited)

August 31, 2005

Officers and Interested Trustees.    The table below sets forth certain information about each of the Trust’s Interested Trustees, as well as its officers.

Name, Address, and Age	Position(s) Held with Trust	Term of Office; Term Served in Office	Principal Occupation(s) During Past 5 Years	Number of Portfolios in Fund Complex Overseen	Other Directorships[1] Held
Walter B. Grimm* 3435 Stelzer Road Columbus, OH 43219 Age: 60	Trustee	Indefinite 7/93—present (Trustee) 10/93—9/05 (Chairman and President)	Retired; from June 1992 to 9/05, an employee of BISYS Fund Services, Inc.	13	Trustee: Coventry Group (16 portfolios); Trustee: Legacy Funds Group (3 portfolios); Trustee: Performance Funds Trust (10 portfolios); Trustee: Variable Insurance Funds (12 portfolios).

Trent Statczar 3435 Stelzer Road Columbus, OH 43219 Age: 34	Treasurer	Indefinite 4/02—present	From June 1993 to present, an employee of BISYS Fund Services, Inc.	13	None

George Stevens 3435 Stelzer Road Columbus, OH 43219 Age: 54	Chief Compliance Officer, Anti-Money Laundering Officer and Disaster Recovery Plan Business Operations Manager	Indefinite 9/04—present	From 1996 to present, an employee of BISYS Fund Services, Inc.	13	None

Marc L. Parsons 100 Summer Street Suite 1500 Boston, MA 02110 Age: 35	Secretary	Indefinite 10/04—present	From June 2004 to present; Counsel BISYS Fund Services; from January 2000 to May 2005, Counsel, MetLife Advisers; from November 1997 to December 1999, Assistant VP and Associate Counsel, State Street Bank and Trust Company.	13	None

Continued

AMERICAN PERFORMANCE FUNDS

Trustees and Officers of American Performance Funds (Unaudited), Continued

August 31, 2005

Name, Address, and Age	Position(s) Held with Trust	Term of Office; Term Served in Office	Principal Occupation(s) During Past 5 Years	Number of Portfolios in Fund Complex Overseen	Other Directorships[1] Held
Jennifer J. Hankins 3435 Stelzer Road Columbus, OH 43219 Age: 38	President, Assistant Secretary	Indefinite 7/05—present	From September 1998 to present, employee of BISYS Fund Services, Inc.	13	Vice President: Legacy Funds Group (3 portfolios).

Alaina V. Metz 3435 Stelzer Road Columbus, OH 43219 Age: 38	Assistant Secretary	Indefinite 7/95—present	From June 1995 to present, an employee of BISYS Fund Services, Inc.	13	None

*	Mr. Grimm may be deemed to be an “interested person,” as defined by the 1940 Act, because of his prior employment with BISYS Fund Services, Inc., the Funds’ Sub-Administrator and Underwriter.
[1]	Directorships held in (1) any other investment companies registered under the 1940 Act, (2) any company with a class of securities registered pursuant to Section 12 of the Securities Exchange Act of 1934, as amended (the “Exchange Act”) or (3) any company subject to the requirements of Section 15(d) of the Exchange Act.

The following table sets forth certain information about the Trust’s Independent Trustees.

Name, Address, and Age	Position(s) Held with Trust	Term of Office; Term Served in Office	Principal Occupation(s) During Past 5 Years	Number of Portfolios in Fund Complex Overseen	Other Directorships[1] Held by Trustee
Michael J. Hall 10701 East Ute Street Tulsa, OK 74116-1517 Age: 61	Trustee, Chairman	Indefinite 8/90—present (Chairman, 7/05—present)	From March 2005 to present, President and Chief Executive Officer, Matrix Service Company (maintenance and construction services); from May 2004 to present, Advisory Director, UMB—Oklahoma region; from March 2003 to present, Director, Alliance Resources Partners L.P. (coal mining); from September 1998 to May 2004, Vice President Finance, Chief Financial Officer and Director, Matrix Service Company.	13	Matrix Service Company; Alliance Resources Partners L.P.

Continued

AMERICAN PERFORMANCE FUNDS

Trustees and Officers of American Performance Funds (Unaudited), Continued

August 31, 2005

Name, Address, and Age	Position(s) Held with Trust	Term of Office; Term Served in Office	Principal Occupation(s) During Past 5 Years	Number of Portfolios in Fund Complex Overseen	Other Directorships[1] Held by Trustee
I. Edgar Hendrix 6835 South Canton Ave. Tulsa, OK 74136 Age: 61	Trustee	Indefinite 7/90—present	From January 2005 to present, President, Spectrum Energy Resources, LLC (oil and gas operations); from November 2002 to December 2004, Vice President and Chief Financial Officer, Loudfire, Inc. (Software technology); from November 2002 to present, Director, Matrix Service Company; from	13	Matrix Service Company
			July 2000 to October 2002, Executive V.P. and Chief Financial Officer, Spectrum Field Services, Inc. (natural gas services); from July 1976 to 1999, Vice-President and Treasurer, Parker Drilling Company.

D’Ray Moore 6029 Locke Ave. Fort Worth, TX 76116 Age: 46	Trustee	Indefinite 10/04—present	Retired; prior to November 2001, Vice President of Client Services, BISYS Fund Services.	13	None

[1]	Directorships held in (1) any other investment companies registered under the 1940 Act, (2) any company with a class of securities registered pursuant to Section 12 of the Securities Exchange Act of 1934, as amended (the “Exchange Act”) or (3) any company subject to the requirements of Section 15(d) of the Exchange Act.

The Statement of Additional Information (“SAI”) includes additional information about the Trust’s directors and officers. To obtain a copy of the SAI, without charge, call (800) 762-7085.

AMERICAN PERFORMANCE FUNDS

Additional Fund Information (Unaudited)

August 31, 2005

REVIEW	AND APPROVAL OF THE FUNDS’ ADVISORY AGREEMENTS

The Trust’s investment advisory agreement (the “Advisory Agreement”) with BOk Investment Advisers (“BOkIA”) was formally considered by the Board of Trustees at a meeting held on April 27, 2005. The Trustees reviewed extensive material in connection with their review of the Advisory Agreement, including data from an independent provider of mutual fund data which provided comparisons with industry averages for comparable funds for advisory fees and total fund expenses. The data reflected BOkIA fee waivers in place, as well as BOkIA’s contractual investment advisory fee levels. The information provided to the Trustees also included a report from an independent evaluator of brokerage practices and best execution. The Board also received reports from the Trust’s Chief Compliance Officer on equity brokerage practices and fund expense trends. The Board was assisted in its review by independent legal counsel, who provided a memorandum detailing the legal standards for review of the Advisory Agreement. The Board received a detailed presentation by BOkIA, which included a fund-by-fund analysis of performance and profitability. The Board also deliberated outside the presence of management and BOkIA.

In their deliberations, each Trustee attributed different weights to various factors involved in an analysis of whether the Advisory Agreement should be continued, and no factor alone was considered determinative. The Trustees determined that the overall arrangement between the Trust and BOkIA, as provided in the Advisory Agreement, was fair and reasonable and that the continuance of the Advisory Agreement was in the best interests of each Fund and its shareholders.

The matters addressed below were considered and discussed by the Trustees in reaching their conclusions.

Nature, Extent and Quality of Services Provided by the Adviser

The Trustees received and considered information regarding the nature, extent, and quality of the services provided to each Fund under the Advisory Agreement. The Trustees took into account information furnished throughout the year at Trustee meetings, as well as materials furnished specifically in connection with the annual review process. The Trustees considered the background and experience of the Adviser’s senior management and the expertise of investment personnel of the Adviser responsible for the day-to-day management of each Fund. The Trustees considered the overall reputation, and the capabilities and commitment of BOkIA to provide high quality service to the Trust, and the Trustees’ overall confidence in BOkIA’s integrity. They particularly noted BOkIA’s increase in its investment advisory staff, including the recent hiring of a new director of equities. The Trustees concluded that the nature, extent, and quality of services were appropriate and acceptable.

Investment Performance

The Trustees considered performance results of each Fund in absolute terms and relative to each Fund’s peer group. It was noted that performance over the last twelve months was strong, with eleven of the twelve Funds outperforming their peer group. With respect to the Growth Equity Fund, the one Fund performing below its peer group average for the past twelve months, it was noted that five-year performance exceeded the peer group average and that BOkIA had recently retained additional personnel and implemented changes to enhance equity performance. With respect to the Funds that had experienced below average performance for periods longer that the past twelve months, i.e., the Treasury Fund, the Intermediate Tax-Free Bond Fund, and the Equity Fund, the Trustees noted BOkIA’s responses to address the issues. Based on their review, the Trustees concluded that the performance of each of the Funds was satisfactory or better.

Cost of Services and Profits Realized by BOkIA and Its Affiliates

The Trustees considered peer group comparable information with respect to the advisory fees charged by BOkIA to each of the Funds, taking into consideration both contractual and actual (i.e., after waiver) fee levels. The Trustees also reviewed administration and custody fees received, respectively, by BOkIA and its affiliate, Bank of Oklahoma, N.A. The Trustees also considered the fallout benefits to BOKIA of soft dollars based on prior presentations to the Board. The Trustees also reviewed profitability information provided by BOkIA with respect to investment advisory, administration, and custody services to each Fund. The Trustees recognized that this data is not audited and represents BOkIA’s determination of its and its affiliates’ revenues from the contractual services provided to the Funds, less expenses of providing such services. Expenses include direct and indirect costs and were calculated using an allocation methodology developed by BOkIA. The Trustees also recognized that it is difficult to make comparisons of profitability from fund investment advisory contracts, because comparative information is not generally publicly available and is affected by numerous factors, including the structure of the particular adviser, the types of funds it manages, its business mix, and numerous assumptions regarding allocations. Based on their review, the Trustees concluded that the profitability to BOkIA under the Advisory Agreement was not unreasonable in light of the services and benefits provided to each Fund.

Economies of Scale

The Trustees also considered whether fee levels reflect economies of scale and whether economies of scale would be produced by the growth of the Trust’s assets. The Trustees noted in this regard fee waivers granted by BOkIA and received BOkIA’s assurance that no current waivers would be decreased in the upcoming year without notice to and approval by the Trustees. The Trustees concluded that the Funds had not yet attained sufficient size to realize economics of scale. The Trustees further concluded that current asset levels of the Funds did not warrant formal contractual breakpoints, and that the voluntary fee waivers granted by BOkIA were a reasonable way to provide the benefits of economies of scale to shareholders at this time.

AMERICAN PERFORMANCE FUNDS

Additional Fund Information (Unaudited), Continued

August 31, 2005

SECURITY	ALLOCATION

The American Performance Funds invested, as a percentage of net assets, as follows as of August 31, 2005.

U.S. Treasury Fund:
Security Allocation	Percentage of Net Assets
Repurchase Agreements	100.2%
U.S. Treasury Notes	20.2%

Total	120.4%

Institutional U.S. Treasury Fund:
Security Allocation	Percentage of Net Assets
Repurchase Agreements	100.3%
U.S. Treasury Notes	18.0%

Total	118.3%

Cash Management Fund:
Security Allocation	Percentage of Net Assets
Repurchase Agreements	37.8%
U.S. Government Agencies	35.4%
Commercial Paper	21.4%
Certificates of Deposit	4.3%
Corporate Bonds	1.2%

Total	100.1%

Institutional Cash Management Fund:
Security Allocation	Percentage of Net Assets
Repurchase Agreements	39.8%
U.S. Government Agencies	39.5%
Commercial Paper	20.8%

Total	100.1%

Institutional Tax-Free Money Market Fund:
Security Allocation	Percentage of Net Assets
Municipal Bonds	97.7%
Investment Companies	2.3%

Total	100.0%

Intermediate Tax-Free Bond Fund:
Security Allocation	Percentage of Net Assets
Municipal Bonds	98.3%
Investments in Affiliates	0.9%

Total	99.2%

Short-Term Income Fund:
Security Allocation	Percentage of Net Assets
Mortgage Backed Securities	33.9%
U.S. Government Agencies	30.1%
U.S. Treasury Notes	19.4%
Investments in Affiliates	6.3%
Corporate Bonds	6.0%
Asset Backed Securities	4.3%

Total	100.0%

Intermediate Bond Fund:
Security Allocation	Percentage of Net Assets
U.S. Government Agencies	36.1%
Mortgage Backed Securities	24.8%
Corporate Bonds	11.8%
U.S. Treasury Notes	9.8%
Investments in Affiliates	5.9%
Asset Backed Securities	5.8%
U.S. Treasury Bonds	3.8%
Taxable Municipal Bonds	3.0%

Total	101.0%

Bond Fund:
Security Allocation	Percentage of Net Assets
U.S. Government Agencies	31.4%
Corporate Bonds	17.2%
Mortgage Backed Securities	16.1%
U.S. Treasury Notes	11.0%
Taxable Municipal Bonds	7.6%
Asset Backed Securities	6.8%
Investments in Affiliates	4.6%
U.S. Treasury Bonds	4.6%

Total	99.3%

Balanced Fund:
Security Allocation	Percentage of Net Assets
Fixed Income	32.4%
Large Cap Blend	13.5%
Large Cap Growth	13.0%
Large Cap Value	12.2%
International	10.2%
Mid Cap	8.4%
Small Cap Blend	7.2%
Cash	2.8%

Total	99.7%

Equity Fund:
Security Allocation	Percentage of Net Assets
Financials	33.8%
Consumer Discretionary	12.6%
Information Technology	11.0%
Industrials	10.7%
Healthcare	10.6%
Energy	9.3%
Telecommunications	4.2%
Utilities	3.8%
Materials	2.4%
Consumer Staples	1.5%

Total	99.9%

Growth Equity Fund:
Security Allocation	Percentage of Net Assets
Information Technology	21.5%
Healthcare	17.2%
Consumer Staples	14.8%
Industrials	13.9%
Energy	8.6%
Other	8.2%
Consumer Discretionary	6.9%
Financials	3.3%
Materials	3.1%
Telecommunications	1.7%
Utilities	0.7%

Total	99.9%

Small Cap Equity Fund:
Security Allocation	Percentage of Net Assets
Other	16.0%
Consumer Discretionary	15.0%
Industrials	14.3%
Financials	13.9%
Information Technology	13.4%
Healthcare	10.0%
Energy	6.8%
Materials	4.9%
Consumer Staples	3.3%
Utilities	2.4%
Telecommunications	0.1%

Total	100.1%

AMERICAN PERFORMANCE FUNDS

Additional Fund Information (Unaudited), Continued

August 31, 2005

As a shareholder of the American Performance Funds, you incur two types of costs: (1) transaction costs, including sales charges (loads) on purchases, reinvested distributions, or other distributions; and exchange fees; (2) ongoing costs, including management fees; distribution fees; and other Fund expenses. This example is intended to help you understand your ongoing costs (in dollars) of investing in the American Performance Funds and to compare these costs with the ongoing costs of investing in other mutual funds.

The Example is based on an investment of $1,000 invested at the beginning of the period and held for the semi-annual period from March 1, 2005 through August 31, 2005.

Actual Expenses

The table below provides information about actual account values and actual expenses. You may use the information below, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the table under the heading entitled “Expenses Paid During Period” to estimate the expenses you paid on your account during this period.

	Beginning Account Value 3/1/05	Ending Account Value 8/31/05	Expense Paid During Period* 3/1/05 - 8/31/05	Expense Ratio During Period** 3/1/05 - 8/31/05
U.S. Treasury Fund	$1,000.00	$1,011.50	$3.65	0.72%
Institutional U.S. Treasury Fund	1,000.00	1,013.80	1.37	0.27%
Cash Management Fund	1,000.00	1,012.20	2.94	0.58%
Institutional Cash Management Fund	1,000.00	1,013.70	1.37	0.27%
Intermediate Tax-Free Bond Fund	1,000.00	1,013.90	4.21	0.83%
Short-Term Income Fund	1,000.00	1,018.60	2.80	0.55%
Intermediate Bond Fund	1,000.00	1,020.90	4.99	0.98%
Bond Fund	1,000.00	1,026.00	5.06	0.99%
Balanced Fund	1,000.00	1,029.30	4.09	0.80%
Equity Fund	1,000.00	1,031.00	6.50	1.27%
Growth Equity Fund	1,000.00	1,022.60	6.58	1.29%
Small Cap Equity Fund	1,000.00	1,057.00	4.98	0.96%
Institutional Tax-Free Money Market Fund***	1,000.00	1,009.30	0.71	0.18%

Hypothetical Example for Comparison Purposes

The table below provides information about hypothetical account values and hypothetical expenses based on each of the American Performance Funds' actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Fund's actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of other funds.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transactional costs, such as sales charges (loads), or exchange fees. Therefore, the table is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. In addition, if these transactional costs were included, your costs would have been higher.

	Beginning Account Value 3/1/05	Ending Account Value 8/31/05	Expense Paid During Period* 3/1/05 - 8/31/05	Expense Ratio During Period** 3/1/05 - 8/31/05
U.S. Treasury Fund	$1,000.00	$1,021.58	$3.67	0.72%
Institutional U.S. Treasury Fund	1,000.00	1,023.84	1.38	0.27%
Cash Management Fund	1,000.00	1,022.28	2.96	0.58%
Institutional Cash Management Fund	1,000.00	1,023.84	1.38	0.27%
Intermediate Tax-Free Bond Fund	1,000.00	1,021.02	4.23	0.83%
Short-Term Income Fund	1,000.00	1,022.43	2.80	0.55%
Intermediate Bond Fund	1,000.00	1,020.27	4.99	0.98%
Bond Fund	1,000.00	1,020.21	5.04	0.99%
Balanced Fund	1,000.00	1,021.17	4.08	0.80%
Equity Fund	1,000.00	1,018.80	6.46	1.27%
Growth Equity Fund	1,000.00	1,018.70	6.56	1.29%
Small Cap Equity Fund	1,000.00	1,020.37	4.89	0.96%
Institutional Tax-Free Money Market Fund***	1,000.00	999.29	1.06	0.18%

*	Expenses are equal to the average account value times the Fund's annualized expense ratio multiplied by the number of days in the most recent fiscal half-year divided by the number of days in the fiscal year.
**	Annualized.
***	For the period April 11, 2005 (commencement of operations) through August 31, 2005.

AMERICAN PERFORMANCE FUNDS

Investment Adviser & Administrator

BOk Investment Advisers, Inc.

Bank Oklahoma Tower

Tulsa, Oklahoma 74103

Distributor

BISYS Fund Services Limited Partnership

3435 Stelzer Road

Columbus, Ohio 43219

Legal Counsel

Ropes & Gray LLP

One Metro Center

700 12th Street, NW

Suite 900

Washington, DC 20005

Independent Registered Public Accounting Firm

KPMG LLP

191 West Nationwide Blvd.

Suite 500

Columbus, Ohio 43215

Ann-10/05

Item 2.	Code of Ethics.

(a) The registrant has adopted a code of ethics that applies to the registrant’s principal executive officer, principal financial officer, principal accounting officer or controller, or persons performing similar functions. This code of ethics is included as an Exhibit.

(b) During the period covered by the report, with respect to the registrant’s code of ethics that applies to its principal executive officer, principal financial officer, principal accounting officer or controller, or persons performing similar functions; there have been no amendments to, nor any waivers granted from, a provision that relates to any element of the code of ethics definition enumerated in paragraph (b) of this Item 2.

Item 3.	Audit Committee Financial Expert.

3(a)(1) The registrant’s board of directors has determined that the registrant has at least one audit committee financial expert serving on its audit committee.

3(a)(2) The audit committee financial experts are Michael Hall and I. Edgar Hendrix, who are “independent” for purposes of this Item 3 of Form N-CSR.

Item 4.	Principal Accountant Fees and Services.

(a) Audit Fees

2004 – $71,560

2005 – $86,380

(b) Audit Related Fees

2004 – $21,750 — due to Security accounts and consent on N1A.

2005 – $24,810 — due to Security accounts and consent on N1A.

(c) Tax Fees

2004 – $29,820 — due to preparation of federal income, excise tax returns and review of capital gain distribution calculations.

2005 – $35,230 — due to preparation of federal income, excise tax returns and review of capital gain distribution calculations.

(d) All Other Fees

2004 – $0

2005 – $0

(e)(1)

AMERICAN PERFORMANCE FUNDS

Audit and Non-Audit Services Pre-Approval

Policies and Procedures

I. Purpose

Under the Sarbanes-Oxley Act of 2002 (the “Act”), the Audit Committee (the “Committee”) of the Board of Trustees of American Performance Funds (the “Trust”) is responsible for the appointment, compensation and oversight of the work of the Trust’s independent auditor. As part of this responsibility, the Committee is required to grant approval for audit and non-audit services performed by the independent auditor for the Trust in order assure that they do not impair the auditor’s independence from the Trust. To implement these provisions of the Act, the Securities and Exchange Commission (the “SEC”) has issued rules specifying the types of services that the Trust’s independent auditor may not provide to the Trust, as well as the Committee’s administration of the engagement of the independent auditor. Under these rules, the SEC has provided that a permissible approval of audit and non-audit services can take the form of either (i) an express approval of a particular engagement, or (ii) a pre-approval (where a specific type of service is authorized, generally subject to a fee maximum). The latter type of approvals are authorized by SEC rules only subject to detailed policies and procedures. Accordingly, the Committee has adopted these Audit and Non-Audit Services Pre-Approval Policies and Procedures, which set forth the procedures and the conditions pursuant to which services for the Trust may be performed by the independent auditor under pre-approvals.

II. General Pre-Approval Policies

It is the policy of the Committee that audit and non-audit services to be performed by the Trust’s independent auditor be pre-approved only when in the best interests of the Trust’s shareholders and fully consistent with applicable law and, particularly, the maintenance of the auditor’s independence. In granting any pre-approval, consideration shall be given to:

1.	the qualifications of the auditor to perform the services involved;

2.	the proposed costs (which may be presented as an estimate or based on professional time charges subject to a ceiling) of the services and the reasonableness thereof;

3.	the permissibility of the services under applicable rules and guidance of the SEC;

4.	the effect, if any, of the performance of the proposed services on the auditor’s independence;

5.	the effect of the compensation for the proposed services on the auditor’s independence; and

6.	the effect, if any, of the proposed services on the Trust’s ability to manage or control risk or to improve audit quality.

While non-audit services may include reviewing and/or validating procedures or work products of the Trust, they may not include the production or modification of such procedures or work products. While non-audit services may include market research and strategic insights, such services shall be limited to factual reports and shall not include recommendations. No pre-approval shall be made in a manner that would constitute a delegation to the Trust’s management.

III. Procedures for Pre-Approval by the Committee

1.	Requests for pre-approval shall be in writing and may be made by either the independent auditors or by management of the Trust.

2.	All requests for pre-approval shall be made to the full Committee at regularly scheduled meetings thereof (or at a special meeting of the Committee set to coincide with regular meetings of the Trust’s Board of Trustees) whenever practicable.

3.	Under normal circumstances, requests for pre-approval should be presented at least 14 days prior (and in no event later than 48 hours prior) to the proposed commencement of the engagement.

4.	If consideration of a request for pre-approval on the dates identified in Section III (2) would not be timely, the requesting party shall notify the Trust’s Chairman. The Trust’s Chairman shall then determine whether to schedule a special meeting of the Committee (which may be conducted telephonically) on an alternative date or whether the request may appropriately be presented to a delegate of the Committee under procedures set forth in Section IV below.

5.	Requests for pre-approval may include, but are not limited to, the following services:

a.	audit engagement, particularly for interim periods;

b.	preparation of fund tax returns;

c.	review and consents with respect to use of reports in post-effective amendments to the registration statements of the Trust;

d.	review of IRS shareholder materials;

e.	review and validation of fund procedures (e.g., valuation, interfund lending, etc.), and

f.	market research and strategic insights.

6.	Requests for pre-approval should identify the nature of the services to be provided in a manner sufficiently specific to allow evaluation of the considerations identified above in Section II.

7.	Requests for pre-approval must include an assessment by the independent auditor of their independence should the request be granted and the proposed services rendered.

8.	The Committee’s action on a request for pre-approval shall be recorded in the Committee’s minutes.

9.	The Committee’s action on a request for pre-approval shall be communicated in writing to the independent auditor and, under normal circumstances, a copy of this communication shall be provided to the Trust’s management.

10.	The Committee’s action on a request for pre-approval shall be reported to the full Board of Trustees.

11.	Pre-approvals will be granted for a period of no more than one year.

IV. Procedures for Pre-Approval by a Delegate of the Committee

1.	Where it has been determined by the Trust’s Chairman that consideration of a request for pre-approval by the full Committee would not be timely, the Chairman may determine that the request be presented to a member(s) of the Committee appointed by the Committee as its delegate (the “Delegate”) for this purpose. (As of the date of the adoption of these guidelines and procedures, I. Edgar Hendrix has been so appointed, and such appointment may be revoked or modified by the Committee at any time.)

2.	Requests for pre-approval shall be in writing and may be made by either the independent auditors or by management of the Trust.

3.	Under normal circumstances, requests for pre-approval should be presented at least 14 days prior (and in no event later than 48 hours prior) to the proposed commencement of the engagement.

4.	Requests for pre-approval may include, but are not limited to, the following services:

a.	audit engagement, particularly for interim periods;

b.	preparation of fund tax returns;

c.	review and consents with respect to use of reports in post-effective amendments to the registration statements of the Trust;

d.	review of IRS shareholder materials;

e.	review and validation of fund procedures (e.g., valuation, interfund lending, etc.); and

f.	market research and strategic insights.

5.	Requests for pre-approval should identify the nature of the services to be provided in a manner sufficiently specific to allow evaluation of the considerations identified above in Section II.

6.	Requests for pre-approval must include an assessment by the independent auditor of their independence should the request be granted and the proposed services rendered.

7.	The Delegate’s action on a request for pre-approval shall be communicated in writing to the independent auditor, with a copy to each other member of the Committee and, under normal circumstances, to the Trust’s management.

8.	Pre-approvals by the Delegate shall be reviewed by the Committee at a meeting held no later than the next scheduled meeting of the Board of Trustees or the Committee, whichever occurs sooner. An earlier review shall be conducted upon the written request of one or more Committee members addressed to the Chairman of the Trust.

9.	Pre-approvals by the Delegate may be modified or revoked by the Committee, but will not absolve the Trust of its responsibility to compensate the independent auditor for services rendered prior to such modification or revocation.

10.	The results of the Committee’s review of the Delegate’s action on a request for pre-approval shall be recorded in the Committee’s minutes and reported to the full Board of Trustees.

11.	Pre-approvals will be granted by the Delegate for a period of no more than one year.

V. Procedures for Monitoring Engagements

Authorized Under Pre-Approval Procedures

The independent auditor shall inform the Committee in writing upon the commencement of services rendered under a pre-approval. The independent auditor shall thereafter provide the Committee with written quarterly progress reports within one month of the close of each calendar quarter detailing the work done and fees and other charges incurred during said calendar quarter. Should fees and expenses exceed those specified in a pre-approval (or appear likely to do so prior to completion of the work), the independent auditor or management shall so apprise the Committee and an additional express approval or pre-approval must be obtained.

VI. Amendment

These Policies and Procedures may be amended or revoked at any time by the Committee and shall be reviewed at least annually in conjunction with review of the Audit Committee Charter.

As adopted: October 17, 2003.

(e)(2) 2004 – 0%

  2005 – 0%

(f) Not Applicable

(g) 2004 – $29,500

 2005 – $91,040

(h) The audit committee has considered that the provision of nonaudit services that were rendered to the registrant’s investment adviser (not including any subadviser whose role is primarily portfolio management and is subcontracted with or overseen by another investment adviser), and any entity controlling, controlled by, or under common control with the investment adviser that provides ongoing services to the registrant that were not pre-approved pursuant to paragraph (c)(7)(ii) of Rule 2-01 of Regulation S-X is compatible with maintaining the principal accountant’s independence.

Item 5.	Audit Committee of Listed Registrants.

Not applicable

Item 6.	Schedule of Investments.

Not applicable

Item 7.	Disclosure of Proxy Voting Policies and Procedures for Closed-End Management Investment Companies.

Not applicable

Item 8.	Portfolio Managers of Closed-End Management Investment Companies.

Not applicable

Item 9.	Purchases of Equity Securities by Closed-End Management Investment Company and Affiliated Purchasers.

Not applicable

Item 10.	Submission of Matters to a Vote of Security Holders.

The Nominations Committee will consider and evaluate nominee candidates properly submitted by shareholders on the same basis as it considers and evaluates candidates recommended by other sources.

Item 11.	Controls and Procedures.

(a) The registrant’s principal executive officer and principal financial officer have concluded, based on their evaluation of the registrant’s disclosure controls and procedures as conducted within 90 days of the filing date of this report, that these disclosure controls and procedures are adequately designed and are operating effectively to ensure that information required to be disclosed by the registrant on Form N-CSR is recorded, processed, summarized and reported within the time periods specified in the Securities and Exchange Commission’s rules and forms.

(b) There were no changes in the registrant’s internal control over financial reporting that occurred during the second fiscal quarter of the period covered by this report that have materially affected or are reasonably likely to materially affect, the registrant’s internal control over financial reporting.

Item 12.	Exhibits.

(a)(1) The code of ethics that is the subject of the disclosure required by Item 2 is attached hereto.

(a)(2) Certifications pursuant to Rule 30a-2(a) are attached hereto.

(a)(3) Not applicable

(b) Certifications pursuant to Rule 30a-2(b) are furnished herewith.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

(Registrant) American Performance Funds

By (Signature and Title)*	/S/ TRENT STATCZAR
Trent Statczar, Treasurer
Date: November 9, 2005

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed below by the following persons on behalf of the registrant and in the capacities and on the dates indicated.

By (Signature and Title)*	/S/ TRENT STATCZER
Trent Statczar, Treasurer
Date: November 9, 2005

By (Signature and Title)*	/S/ JENNIFER HANKINS
Jennifer Hankins, President
Date: November 9, 2005

*	Print the name and title of each signing officer under his or her signature.